1933 Act Registration No. 333-132818

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14AE

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[ ] Pre-Effective    [X ] Post-Effective

Amendment No.       Amendment No.

EVERGREEN EQUITY TRUST

(Evergreen Disciplined Value Fund)

[Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS/PROXY STATEMENT

[Evergreen Investments Logo]

EVERGREEN STRATEGIC VALUE FUND

200 Berkeley Street
Boston, MA 02116-5034

May 5, 2006

Dear Shareholder,

As a shareholder of Evergreen Strategic Value Fund (“Strategic Value Fund”), you are invited to vote on a proposal to merge Strategic Value Fund into Evergreen Disciplined Value Fund (“Disciplined Value Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).  The Board of Trustees of Evergreen Select Equity Trust has approved the Merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the Merger will work:

Your Fund will transfer its assets and all of its liabilities into Disciplined Value Fund.

Disciplined Value Fund will issue new shares that will be distributed to you in an amount equal to the value of your Strategic Value Fund shares. You will receive Class A, Class B, Class C, or Class I shares of Disciplined Value Fund, depending on the class of shares of Strategic Value Fund you currently hold.  Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

You will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes.

                Details about Disciplined Value Fund’s investment goals, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.


Votes on the proposal will be cast at a special meeting of Strategic Value Fund’s shareholders to be held on June 23, 2006.  Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares.  If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided, or vote via one of the other methods mentioned below.  Instructions on how to vote are included at the end of the prospectus/proxy statement.

If you have any questions about the proposal or the proxy card, please call The Altman Group, our proxy solicitor, at 800.821.2712(toll free).  You may record your vote by telephone by following the voting instructions as outlined at the end of this prospectus/proxy statement.  If Strategic Value Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Grouprequesting your vote.   The Altman Grouphas been retained to act as our proxy solicitor and will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $7,000.  That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ Dennis H. Ferro

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Company, Inc.

EVERGREEN STRATEGIC VALUE FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2006


                A Special Meeting (the “Meeting”) of Shareholders of Evergreen Strategic Value Fund (“Strategic Value Fund”), a series of Evergreen Select Equity Trust, and any adjournments thereof, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on June 23, 2006 at 10:00 a.m., Eastern time, for the following purposes:

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of April 1, 2006, providing for the acquisition of all the assets of Strategic Value Fund by Evergreen Disciplined Value Fund (“Disciplined Value Fund”), a series of Evergreen Equity Trust, in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund.  The Plan also provides for distribution of those shares of Disciplined Value Fund to shareholders of Strategic Value Fund in liquidation and subsequent termination of Strategic Value Fund.  A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Strategic Value Fund.

To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


On behalf of Strategic Value Fund, the Board of Trustees of Evergreen Select Equity Trust has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders of Strategic Value Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees

Michael H. Koonce

Secretary

May 5, 2006

INFORMATION RELATING TO THE PROPOSED MERGER

of

EVERGREEN STRATEGIC VALUE FUND

a series of Evergreen Select Equity Trust

into

EVERGREEN DISCIPLINED VALUE FUND

a series of Evergreen Equity Trust

                This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Strategic Value Fund (“Strategic Value Fund”) into Evergreen Disciplined Value Fund (“Disciplined Value Fund”), each of which is a registered, open-end management investment company (mutual fund). If approved, the Merger will result in your receiving shares of Disciplined Value Fund in exchange for your shares of Strategic Value Fund. The investment goals of the Funds are substantially similar.  Strategic Value Fund seeks long-term capital growth with current income as a secondary objective, and Disciplined Value Fund seeks long-term capital growth, with income as a secondary consideration.

Please read this prospectus/proxy statement carefully and retain it for future reference.  Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission (“SEC”).


MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C and I shares of Disciplined Value Fund and Strategic Value Fund, dated December 1, 2005 as supplemented December 5, 2005 and March 16, 2006, which accompanies this prospectus/proxy statement.

Prospectus for Class IS shares of Strategic Value Fund, dated December 1, 2005, as supplemented December 5, 2005 and March 16, 2006.

Statement of additional information for both Funds, dated December 1, 2005, as supplemented December 5, 2005 and March 16, 2006.

Semi-annual reports for Strategic Value Fund, dated January 31, 2006 (SEC accession no. 0000936772-06-000064) and for Disciplined Value Fund, dated January 31, 2006 (SEC accession no. 0000936772-06-000065).

Annual reports for Strategic Value Fund, dated July 31, 2005 (SEC accession no. 000936772-05-000189) and for Disciplined Value Fund, dated July 31, 2005 (SEC accession no. 000936772-05-000189).

Statement of additional information, dated May 5, 2006, which relates to this prospectus/proxy statement and the Merger.

The Funds will make all of these documents available to you free of charge if you:

Call 800.343.2898, or

Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

.

Shareholders can obtain any of these documents from the SEC in the following ways:

View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at .

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

To ask questions about this prospectus/proxy statement:

Call 800.821.2712, or

Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Funds’ SEC file numbers are as follows:

Strategic Value Fund, 811-08363 and 333-36047

Disciplined Value Fund, 811-08413 and 333-37453


Information relating to each Fund contained in the prospectuses and the Statement of Additional Information relating to this prospectus/proxy statement referred to above is incorporated by reference into this prospectus/proxy statement.  This means that such information is legally considered to be part of this prospectus/proxy statement.

                The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete.  Any representation to the contrary is a criminal offense.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.


The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

PROSPECTUS/PROXY STATEMENT DATED MAY 5, 2006

SUMMARY.......................................................................................................................................................................... 3

What are the key features of the Merger?..................................................................................................................... 3

After the Merger, what class of shares of Disciplined Value Fund will I own?............................................................ 3

Does the Board of Trustees recommend that I vote in favor of approving the plan?................................................... 3

How do the Funds’ investment goals, principal investment strategies and risks compare?......................................... 3

How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?.................................................................................................................................................................... 5

How do the Funds’ performance records compare?...................................................................................................... 7

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?

What will the advisory fee be after the Merger?........................................................................................................... 8

Are there any legal proceedings that have commenced against the Evergreen funds and/or

EXHIBIT A (AGREEMENT AND PLAN OF REORGANIZATION FOR EVERGREEN

        STRATEGIC VALUE FUND)..................................................................................................................................... A-1

SUMMARY

This section summarizes the primary features and consequences of the Merger.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund’s prospectuses, annual and semi-annual reports, and statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

  What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of Strategic Value Fund to Disciplined Value Fund in exchange for shares of Disciplined Value Fund.

the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund.

the liquidation of Strategic Value Fund by distributing the shares of Disciplined Value Fund to Strategic Value Fund’s shareholders.

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC.

the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

                The Merger is scheduled to take place on or about June 26, 2006. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

  After the Merger, what class of shares of Disciplined Value Fund will I own?

If you own this class of shares of Strategic Value Fund:	You will get this class of shares of Disciplined Value Fund:
Class A or Class IS	Class A
Class B	Class B
Class C	Class C
Class I	Class I

                The new shares you receive will have the same total value as your Strategic Value Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the plan?

Yes. The Board of Trustees (the “Trustees”) of Evergreen Select Equity Trust, including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has concluded that the Merger would be in the best interests of Strategic Value Fund and its shareholders, and that existing shareholders’ interests will not be diluted as a result of the Merger.  Accordingly, the Trustees have submitted the Plan for the approval of Strategic Value Fund’s shareholders. The Board of Trustees of Evergreen Equity Trust has also approved the Plan on behalf of Disciplined Value Fund.

  How do the Funds’ investment goals, principal investment strategies and risks compare?

The following table provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectuses and statement of additional information:

	Strategic Value Fund	Disciplined Value Fund
INVESTMENT GOALS	To seek long-term capital growth with current income as a secondary objective.	To seek to provide long-term capital growth with income as a secondary consideration.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily, and under normal conditions substantially all of its assets, in the equity securities of large U.S. (companies whose market capitalizations fall within the market capitalization range of those companies tracked by the Russell 1000 ® Index, measured at the time of purchase).

Seeks to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the Russell 1000 ® Index.

Intends to seek current income primarily from dividends paid by its equity holdings and to a much lesser extent interest income earned by cash equivalents in which the Fund invests.

Generally selects common stocks that the Fund's portfolio manager believes are undervalued and exhibit positive trends in their underlying operations and earnings expectations.

Normally invests at least 65% and, under normal conditions, substantially all of its assets in equity securities of large U.S.  (companies whose market capitalizations fall within the range of the companies tracked by the Russell 1000 Value®Index, measured at the time of purchase).

Seeks to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the Russell 1000 Value®Index.

Focuses on owning stocks of what the portfolio manager believes are well-managed companies with strong earnings growth that are trading at favorable valuation levels and provide potential for long-term return.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions.  This strategy is inconsistent with the Funds’ principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.


A portion of the securities held by Strategic Value Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to both funds and increased taxable distributions to shareholders of both Funds.


The following table highlights the comparison between the Funds with respect to the risks associated with their investment goals and principal investment strategies as set forth in each Fund’s prospectuses and statement of additional information.

Risk	Explanation	Strategic Value Fund	Disciplined Value Fund
Stock Market Risk	When economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in distributions paid by the Funds.	Ö	Ö
Market Capitalization Risk	Investments primarily in one market capitalization category may decline in value if that category falls out of favor with investors.	Ö	Ö
Investment Style Risk	Certain styles such as growth or value may fall out of favor with investors causing such securities held by the Funds to decline.	Ö	Ö

For a more detailed comparison of the Funds’ risks, see the section entitled “Risks.”

Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

  How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?


The sales charges for the comparable classes of both Funds are the same, including that the Class B shares of each Fund automatically convert to Class A shares after eight years.   Strategic Value Fund offers five classes of shares -- Classes A, B, C, I and IS.   Disciplined Value Fund offers four classes of shares -- Classes A, B, C and I.  If the Merger is completed, you will receive shares of the same class you currently own, except that Class IS shareholders of Strategic Value Fund will receive Class A shares of Disciplined Value Fund. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical.  For more information, see the sections entitled  “Purchase and Redemption Procedures” and “Exchange Privileges.”  For purposes of determining when Class B shares issued in the Merger to shareholders of Strategic Value Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) the Class B shares of Strategic Value Fund were originally purchased.


The following tables allow you to compare the sales charges and expenses of the two Funds.  The tables entitled “Disciplined Value Fund Pro Forma” also show you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.  Shareholders of Strategic Value Fund holding Class IS shares who receive Class A shares of Disciplined Value Fund in the Merger will not incur a front-end sales charge on subsequent purchases of Class A shares.

Shareholder Fees (fees paid directly from your investment)

Strategic Value Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I	Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None	None

Disciplined Value Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Disciplined Value Fund Pro Forma
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)   Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% upon redemption within one year.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Strategic Value Fund(based on expenses for the fiscal year ended July 31, 2005)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.62%	0.30%	0.17%	1.09%
Class B	0.62%	1.00%	0.17%	1.79%
Class C	0.62%	1.00%	0.17%	1.79%
Class I	0.62%	0.00%	0.17%	0.79%
Class IS	0.62%	0.25%	0.17%	1.04%

Disciplined Value Fund(based on expenses for the fiscal year ended July 31, 2005)
	Management Fees(1)	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Fund Operating Expenses(1)
Class A	0.62%	0.25%(1)	0.25%	1.12%
Class B	0.62%	1.00%	0.25%	1.87%
Class C	0.62%	1.00%	0.25%	1.87%
Class I	0.62%	0.00%	0.25%	0.87%


Disciplined Value Fund
Pro Forma
(based on what the estimated combined expenses of Disciplined Value Fund would have been for the 12 months ended January 31, 2006)(2)
	Management Fees(1)	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Fund Operating Expenses (1)
Class A	0.62%	0.25%(1)	0.17%	1.04%
Class B	0.62%	1.00%	0.17%	1.79%
Class C	0.62%	1.00%	0.17%	1.79%
Class I	0.62%	0.00%	0.17%	0.79%

Restated to reflect current fees.

Disciplined Value Fund will be the accounting survivor following the Merger.

The examples below are intended to help you compare the cost of investing in Strategic Value Fund versus Disciplined Value Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund’s operating expenses are the same as described in the table above.  Your actual costs may be higher or lower.

Example of Fund Expenses

Strategic Value Fund
Assuming Redemption at End of Period						Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 year	$680	$682	$282	$81	$106	$182	$182
3 years	$902	$863	$563	$252	$331	$563	$563
5 years	$1,141	$1,170	$970	$439	$574	$970	$970
10 years	$1,827	$1,921	$2,105	$978	$1,271	$1,921	$2,105

Disciplined Value Fund
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$683	$690	$290	$89	$190	$190
3 years	$911	$888	$588	$278	$588	$588
5 years	$1,156	$1,211	$1,011	$482	$1,011	$1,011
10 years	$1,860	$1,995	$2,190	$1,073	$1,995	$2,190

Disciplined Value Fund Pro Forma
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A(1)	Class B	Class C	Class I	Class B	Class C
1 year	$675	$682	$282	$81	$182	$182
3 years	$887	$863	$563	$252	$563	$563
5 years	$1,116	$1,170	$970	$439	$970	$970
10 years	$1,773	$1,908	$2,105	$978	$1,908	$2,105

(1) Former Class IS shareholders of Strategic Value Fund who receive Class A shares of Disciplined Value Fund in the Merger will not incur any front-end sales charge on subsequent purchases of Class A shares.

  How do the Funds’ performance records compare?

The following tables show how each Fund has performed in the past.  Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Class I shares of Strategic Value Fund in each of the last ten calendar years and Class I shares of Disciplined Value Fund in each of the last ten calendar years.  For both Funds, the class shown is the oldest class.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges.  Returns for each fund would be lower if sales charges were included.

                The same portfolio manager currently manages both funds.  William Zieff began managing Disciplined Value Fund in March 2005, and assumed management of Strategic Value Fund in December 2005.  Prior to those dates, performance was generated by different portfolio management teams.  For more information on the current portfolio manager, see 'Portfolio Management' under the section entitled "Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee be after the Merger?" in this prospectus/proxy statement.

Strategic Value Fund (Class I)(1)

Discliplined Value Fund (Class I)(2)

	‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05		‘96	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05
30%		32.14									30%								33.75
20%	25.66							24.98			20%	23.17	27.45
15%											15%									16.36
10%									11.69		10%			12.61		10.46
5%			6.31	9.06	4.85					5.43	5%				6.35						8.09
0											0%						1.14
-5%						-4.75					-5%
-10%							-18.80				-10%							-24.71


Best Quarter:	4th Quarter1998 +16.86%	Best Quarter:	4th Quarter1998 +23.89%
Worst Quarter:	3rd Quarter 1998 -16.19%	Worst Quarter:	3rd Quarter 2002 -17.91%
Year-to-date total return as of 3/31/06 is 2.47%%.		Year-to-date total return as of 3/31/06 is 4.53%.


The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges.  The after-tax returns shown are for Class I shares of each Fund, each Fund's oldest class; after-tax returns for other classes will vary.  This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with that of the Russell 1000 ® Value (Russell 1000 Value).  The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with low price-to-book ratios and low forecasted earnings and growth rates.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2005)

Strategic Value Fund(1)						Disciplined Value Fund(2)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1981		Inception Date of Class	1 year	5 year	10 Year	Performance Since 5/8/1992
Class A	3/27/2002	-0.93%	1.13%	7.88%	12.81%	Class A	3/18/2005	1.80%	3.82%	9.62%	10.03%
Class B	3/27/2002	-0.29%	1.50%	8.27%	12.98%	Class B	3/18/2005	2.87%	4.62%	10.20%	10.47%
Class C	3/27/2002	3.44%	1.85%	8.27%	12.98%	Class C	3/18/2005	6.40%	4.92%	10.20%	10.46%
Class I	11/24/1997	5.43%	2.63%	8.67%	13.15%	Class I	5/8/1992	8.09%	5.08%	10.28%	10.52%
Class I	11/24/1997	3.31%	1.87%	N/A	N/A	Class I	5/8/1992	5.09%	4.06%	8.41%	N/A
(after taxes on distributions)(3)						(after taxes on distributions)(3)
Class I	11/24/1997	5.59%	2.01%	N/A	N/A	Class I	5/8/1992	8.36%	4.16%	8.26%	N/A
(after taxes on distributions and sale of Fund shares) (3)						(after taxes on distributions and sale of Fund shares) (3)
Class IS	3/11/1998	5.18%	2.38%	8.41%	12.88%	Russell 1000 Value		7.05%	5.28%	10.94%	12.25%
Russell 1000 Value		7.05%	5.28%	10.94%	14.23%

(1)   Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00%  for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Classes I and IS prior to their inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for the class' respective mutual fund expenses. Classes A, B and C have been adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

(2)   Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(3)   The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax-returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Important information about Disciplined Value Fund is also contained in management’s discussion of Disciplined Value Fund’s performance which appears in Disciplined Value Fund’s most recent annual report.

  Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee be after the Merger?

Management of the Funds

The overall management of each of Strategic Value Fund and Disciplined Value Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Equity Trust and the Board of Trustees of Evergreen Equity Trust, respectively.

Investment Advisor

Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to Strategic Value Fund and Disciplined Value Fund. Following are some key facts about EIMC:

EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2005.

EIMC has been managing mutual funds and private accounts since 1932.

EIMC manages over $103.9 billion in assets of the Evergreen funds as of December 31, 2005.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Management

The day-to-day management of Disciplined Value Fund and Strategic Value Fund is handled by:

William Zieff who joined EIMC in 2000 and has more than 20 years of investment experience. He is a Senior Portfolio Manager and Managing Director who heads the Global Structured Products Unit of EIMC. Prior to joining EIMC, he was Managing Director and Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. Mr. Zieff has managed Disciplined Value Fund since March 2005 and Strategic Value Fund since December 2005.

Advisory Fees

For its management and supervision of the daily business affairs of Disciplined Value Fund, EIMC is entitled to receive an annual fee equal to:

0.62% of the first $1 billion of average daily net assets of the Fund; plus

0.55% of the next $1 billion of average daily net assets of the Fund; plus

0.50% of the next $500 million of average daily net assets of the Fund; plus

0.45% of the average daily net assets of the Fund over $2.5 billion.

For the fiscal year ended July 31, 2005, the aggregate advisory fee paid to EIMC by Disciplined Value Fund was:

0.66% of the Fund’s average daily net assets.

  Are there any legal proceedings that have commenced against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund  $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened  will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

  What will be the primary federal income tax consequences of the Merger?

Prior to or at the time of the Merger, Strategic Value Fund and Disciplined Value Fund will have received an opinion from Ropes & Gray LLP in a form acceptable to all of the parties that the Merger has been structured so that no gain or loss will be recognized by Strategic Value Fund or its shareholders for federal income tax purposes as a result of receiving Disciplined Value Fund shares in connection with the Merger.  The holding period and aggregate tax basis of shares of Disciplined Value Fund that are received by a Strategic Value Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Strategic Value Fund previously held by such shareholder, provided that shares of Strategic Value Fund are held as capital assets.  In addition, the holding period and tax basis of the assets of Strategic Value Fund in the hands of Disciplined Value Fund as a result of the Merger will be the same as they were in the hands of Strategic Value Fund immediately prior to the Merger. No gain or loss will be recognized by Disciplined Value Fund upon the receipt of the assets of Strategic Value Fund in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of Strategic Value Fund’s liabilities.

                Because the Merger will end the tax year of Strategic Value Fund, it may accelerate distributions from the Strategic Value Fund to shareholders. Specifically, Strategic Value Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards) or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction by any available capital loss carryforwards to its shareholders on or before that date.

RISKS

  What are the principal risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  The risk factors for the Funds are similar due to the similarity of the Funds’ investment goals and policies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals.  The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Strategic Value Fund	Disciplined Value Fund
Each Fund is subject to Stock Market Risk.

Each Fund’s value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.  When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value.  Such events could also cause companies to decrease the dividends they pay.  If these events were to occur, the value of and dividend yield and total return earned on a shareholder’s investment would likely decline.  Even if general economic conditions do not change, a shareholder’s investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

Strategic Value Fund	Disciplined Value Fund
Each Fund is subject to Market Capitalization Risk.

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Strategic Value Fund	Disciplined Value Fund
Each Fund is subject toInvestment Style Risk.

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  What are some of the other risks of investing in each Fund?

Although not a principal investment strategy, each of Strategic Value Fund and Disciplined Fund may invest up to 10% and 5%, respectively, of its assets in foreign securities.  Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Both Funds may invest in futures and options which are forms of derivatives.  Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of the derivatives.  Such practices are used to hedge a Fund’s portfolio to protect against market decline, to maintain a Fund’s exposure to its market, to manage cash or to attempt to increase returns. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                The Funds generally do not take portfolio turnover into account when making investment decisions, but the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  This can also result in a Fund realizing greater taxable distributions to shareholders except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

At a Board of Trustees meeting held on March 15 and 16, 2006, all of the Trustees of Evergreen Select Equity Trust, including the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of shareholders of Strategic Value Fund and that the interests of existing shareholders of Strategic Value Fund would not be diluted as a result of the transactions contemplated by the Merger.

Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger.  These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, and specific portfolio characteristics including median market capitalization of the securities currently held by the Funds and the style of equity management.  The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Strategic Value Fund with Disciplined Value Fund.  As of January 31, 2006, Disciplined Value Fund’s total net assets were approximately $226 million and Strategic Value Fund’s total net assets were approximately $524 million.  By merging into Disciplined Value Fund, shareholders of Strategic Value Fund would have the benefit of a larger combined fund with the potential for greater economies of scale.

The Trustees also considered the relative performance of the Funds and noted that the performance for the past one-, three-, and five-year periods ended December  31, 2005 was higher for Disciplined Value Fund than for Strategic Value Fund.  For the one-year period ended that same date, the average annual total return for the Class I shares of Strategic Value Fund was 5.43% while the average annual total return for Class I shares of Disciplined Value Fund was 8.09%.  For the three-year period ended on that date, the average annual total return for Class I shares of Strategic Value Fund was 13.75% while the average annual total return for Class I shares of Disciplined Value Fund was 18.93%.  For the five-year period ended on that same date, the average annual total return for the Class I shares of Strategic Value Fund was 2.63% while the average annual total return for Class I shares of Disciplined Value Fund was 5.08%.

The Trustees also considered the relative expenses of the Funds.  Although as of July 31, 2005, the total expense ratio of Disciplined Value Fund was higher than that of Strategic Value Fund, the Trustees considered that the advisory fee of Disciplined Value Fund was lowered to 0.62%.   In addition, the Board of Trustees lowered to 0.25% the 12b-1 fee applicable to Class A shares of Disciplined Value Fund.  The Trustees noted that if the alternative to the Merger would be for Strategic Value Fund to maintain its separate existence, EIMC believes that each Fund may be disadvantaged by the failure to take advantage of the increased size and potential economies of scale offered by the Merger.

In addition, the Trustees, including the Independent Trustees, considered among other things:

the terms and conditions of the Merger;

the fact that EIMC will bear the expenses incurred by Strategic Value Fund and Disciplined Value Fund in connection with the Merger;

the fact that the Merger is expected to be tax-free for federal income tax purposes;

the relative tax situations of Strategic Value Fund and Disciplined Value Fund ; and

alternatives available to shareholders of Strategic Value Fund, including the ability to redeem their shares.

During their consideration of the Merger, the Trustees met with Fund counsel, and the Independent Trustees met with counsel to the Independent Trustees, regarding the legal issues involved.

Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Strategic Value Fund and its shareholders.

The Trustees of Evergreen Equity Trust also approved the Merger on behalf of Disciplined Value Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

The Plan provides that Disciplined Value Fund will acquire all of the assets of Strategic Value Fund in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund on or about June 26, 2006 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, Strategic Value Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

The number of full and fractional shares of each class of Disciplined Value Fund to be received by the shareholders of each class of Strategic Value Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Strategic Value Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Strategic Value Fund by the net asset value per share of the respective class of shares of Disciplined Value Fund.  Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Time”). The net asset value per share of each class will be determined by dividing assets, less liabilities, by the total number of outstanding shares, in every case attributable to the respective class.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Disciplined Value Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC’s Division of Investment Management.

At or prior to the Closing Date, Strategic Value Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date , and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Strategic Value Fund will liquidate and distribute pro rata to Strategic Value Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Disciplined Value Fund received by Strategic Value Fund.  Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Strategic Value Fund’s shareholders on Disciplined Value Fund’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of Disciplined Value Fund due to the shareholders of Strategic Value Fund.  All issued and outstanding shares of Strategic Value Fund, including those represented by certificates, will be canceled.  The shares of Disciplined Value Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, Strategic Value Fund will be terminated.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Strategic Value Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below.  Notwithstanding approval of Strategic Value Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Strategic Value Fund and Disciplined Value Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Strategic Value Fund and Disciplined Value Fund in connection with the Merger (including the cost of any proxy-soliciting agent).  No portion of the expenses, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Strategic Value Fund, Disciplined Value Fund or their respective shareholders.

If Strategic Value Fund’s shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Merger, Strategic Value Fund and Disciplined Value Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

  (1)          The transfer of all of the assets of Strategic Value Fund solely in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund followed by the distribution of Disciplined Value Fund’s shares to the shareholders of Strategic Value Fund in liquidation of Strategic Value Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Disciplined Value Fund and Strategic Value Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)           No gain or loss will be recognized by Disciplined Value Fund upon the receipt of the assets of Strategic Value Fund solely in exchange for the shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund;

(3)           No gain or loss will be recognized by Strategic Value Fund on the transfer of its assets to Disciplined Value Fund in exchange for Disciplined Value Fund’s shares and the assumption by Disciplined Value Fund of all of the liabilities of Strategic Value Fund or upon the distribution (whether actual or constructive) of Disciplined Value Fund’s shares to Strategic Value Fund’s shareholders in exchange for their shares of Strategic Value Fund;

(4)           No gain or loss will be recognized by Strategic Value Fund’s shareholders upon the exchange of their shares of Strategic Value Fund for shares of Disciplined Value Fund in liquidation of Strategic Value Fund;

(5)           The aggregate tax basis of the shares of Disciplined Value Fund received by each shareholder of Strategic Value Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Strategic Value Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Disciplined Value Fund received by each shareholder of Strategic Value Fund will include the period during which the shares of Strategic Value Fund exchanged therefor were held by such shareholder (provided that the shares of Strategic Value Fund were held as a capital asset on the date of the Merger); and

(6)           The tax basis of the assets of Strategic Value Fund acquired by Disciplined Value Fund will be the same as the tax basis of such assets to Strategic Value Fund immediately prior to the Merger, and the holding period of such assets in the hands of Disciplined Value Fund will include the period during which the assets were held by Strategic Value Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of Strategic Value Fund and Disciplined Value Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Strategic Value Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Disciplined Value Fund shares he or she received.  Shareholders of Strategic Value Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Strategic Value Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

                A portion of the portfolio assets of Strategic Value Fund may be sold in connection with the Merger.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Strategic Value Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Strategic Value Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.

                Prior to the closing of the Merger, Strategic Value Fund will, and Disciplined Value Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

Pro Forma Capitalization

The following table sets forth the capitalizations of each of Strategic Value Fund and Disciplined Value Fund as of January 31, 2006 and the capitalization of Disciplined Value Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.40, 1.40, 1.40 and 1.40 for Class A, Class B, Class C and Class I shares, respectively, of Disciplined Value Fund issued for each Class A or Class IS, Class B, Class C, and Class I share, respectively, of Strategic Value Fund. If the Merger is completed, Class IS shareholders of Strategic Value Fund will receive Class A shares of Disciplined Value Fund.


Capitalization of Strategic Value Fund, Disciplined Value Fund and Disciplined Value Fund

(Pro Forma) as of January 31, 2006

	Strategic Value Fund	Disciplined Value Fund	Pro Forma Adjustments	Disciplined Value Fund (Pro Forma)
Net Assets
Class A	$1,876,565	$3,288,467	$7,514,180	$12,679,212
Class B	$2,351,086	$2,001,082	N/A	$4,352,168
Class C	$1,025,523	$635,334	N/A	$1,660,857
Class I	$511,442,992	$220,286,030	N/A	$731,729,022
Class IS	$7,514,180	N/A	($7,514,180)	N/A
Total Net Assets	$524,210,346	$226,210,913	N/A	$750,421,259
Net Asset Value Per Share
Class A	$22.55	$16.15	N/A	$16.15
Class B	$22.46	$16.10	N/A	$16.10
Class C	$22.46	$16.07	N/A	$16.07
Class I	$22.56	$16.13	N/A	$16.13
Class IS	$22.55	N/A	N/A	N/A
Shares Outstanding
Class A	83,230	203,638	498,290	785,158
Class B	104,665	124,328	41,409	270,402
Class C	45,656	39,524	18,142	103,322
Class I	22,671,167	13,657,413	9,037,611	45,366,191
Class IS	333,246	N/A	(333,246)	N/A
Total Shares Outstanding	23,237,964	14,024,903	9,262,206	46,525,073


The table set forth above assumes the Merger was consummated on January 31, 2006 and is for information purposes only.  No assurance can be given as to how many shares of Disciplined Value Fund will be received by the shareholders of Strategic Value Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Disciplined Value Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

Evergreen Investment Services, Inc., (“EIS”), acts as principal underwriter of the shares of Strategic Value Fund and Disciplined Value Fund.  EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries.  Disciplined Value Fund offers four classes of shares and Strategic Value Fund offers five classes of shares.  Class A, Class B, Class C and Class I of each Fund, along with Class IS of Strategic Value Fund, are involved in the Merger.  Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

In the proposed Merger, Strategic Value Fund shareholders will receive shares of Disciplined Value Fund having the same class designation, except for Class IS shareholders who will receive Class A shares in the Merger, and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold.  Because the Merger will be effected at net asset value without the imposition of a sales charge, Strategic Value Fund shareholders will receive Disciplined Value Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.  Disciplined Value Fund Class B and Class C shares received by Strategic Value Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Strategic Value Fund shares and will be subject to the CDSC schedule applicable to Strategic Value Fund shares on the date of the original purchase of such shares.

The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Disciplined Value Fund which will be received by Strategic Value Fund shareholders in the Merger.  More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

Class A Shares.  Class A shares may pay a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Disciplined Value Fund.  No front-end sales charge will be imposed on Class A  shares of Disciplined Value Fund received by Strategic Value Fund shareholders as a result of the Merger. In addition, former Class IS shareholders of Strategic Value Fund who receive Class A shares of Disciplined Value Fund in the Merger will not incur any front-end sales charge on subsequent purchases of Class A shares.

Class B Shares.  Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years.  In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below.  Class B shares automatically convert to Class A shares after eight years.  For purposes of determining when Class B shares issued in the Merger to shareholders of Strategic Value Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) the Class B shares of Strategic Value Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares).  The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares.  Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees.  Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year.  Class C shares issued to shareholders of Strategic Value Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase.  Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

Class I Shares.  Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees.  Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectuses and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses.  Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class A shares are currently limited to 0.25% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for Disciplined Value Fund by the Trustees without shareholder approval.

Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%.  Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect  to “shareholder services.”  Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc. following the Merger, Disciplined Value Fund may make distribution-related and shareholder servicing-related payments with respect to Strategic Value Fund shares sold prior to the Merger.

                Strategic Value Fund has adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class IS shares are currently limited to 0.25% of average daily net assets attributable to the class.  This amount may be increased to the full plan rate for Strategic Value Fund shares sold prior to the Merger.

Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

No Rule 12b-1plan has been adopted for the Class I shares of either Fund.

Calculating the Share Price

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Funds' transfer agent of payment for the shares.

Each security held by a Fund is typically valued at its market value using the most current market price quotations for that security. However, the Funds will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; or (iii) closing quotations as received from an outside source do not reflect the current market value. The Fund will price these securities at a fair value according to policies established and reviewed periodically by the Fund's Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund which holds securities priced at fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

Strategic Value Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Purchase and Redemption Procedures

                Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.  Investments in the Funds are not insured.  The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I and Class IS shares is $1,000,000.  There is no minimum for subsequent purchases of shares of either Fund.  For more information, see “How to Buy Shares – Minimum Investments” in each Fund’s prospectus.  Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading.  Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ prospectus.  Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment requirement of invested funds.  All funds invested in each Fund are invested in full and fractional shares.  The Funds reserve the right to reject any purchase order.

Short-Term Trading Policy

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund’s shares.

To limit the negative effects on the funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three “round trip” exchanges per calendar quarter and five “round trip” exchanges per calendar year. A “round trip” exchange occurs when an investor exchanges from one Evergreen fund to another Evergreen fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor’s investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds’ ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds’ trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds’ trading restrictions may occur despite the Funds’ efforts to prevent them.

Exchange Privileges

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund.  Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter.  No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I and Class IS shares.  The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

Both Funds distribute their investment company taxable income quarterly.  Both Funds distribute theirnet realized gains at least annually to shareholders of record on the dividend record date.  Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected.  See each Fund's prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Strategic Value Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Disciplined Value Fund reinvested in shares of Disciplined Value Fund.  Shareholders of Strategic Value Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Disciplined Value Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Disciplined Value Fund.

Both Disciplined Value Fund and Strategic Value Fund havequalified and intendto continue to qualify to be treated as regulated investment companies under the Code.  To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income.  While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.  A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Strategic Value Fund is a series of Evergreen Select Equity Trust and Disciplined Value Fund is a series of Evergreen Equity Trust (each a "Trust", together the “Trusts”), both of which are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public.  Both Trusts are organized as Delaware statutory trusts and are each governed by its respective Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declarations of Trust”), its Amended and Restated By-Laws, Boards of Trustees and applicable Delaware and federal law.

Capitalization

The beneficial interests in Disciplined Value Fund and Strategic Value Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share.  Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by either Fund.  Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund.  Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.  Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations.  Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists.  As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trusts may be subject to liability.  To guard against this risk, the Declaration of Trust of each Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust.  Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

Neither Fund is required to hold annual meetings of shareholders.  However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of either Trust.  The Trusts are required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trusts do not currently intend to hold regular shareholder meetings.  Cumulative voting is not permitted.  Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter.  For each Fund, a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the Declaration of Trust of each Trust, each share of Disciplined Value Fund and Strategic Value Fund, respectively, will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

In the event of the liquidation of Disciplined Value Fund or Strategic Value Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class.  In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust of each Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions.  As provided in the Declaration of Trust, each Trustee of each Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of each Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”).  A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion.  The Trusts may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of each Trust, its By-Laws and Delaware law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This prospectus/proxy statement is being sent to shareholders of Strategic Value Fund in connection with a solicitation of proxies by the Trustees of Evergreen Select Equity Trust, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 2:00 p.m., Eastern time, June 23, 2006, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof.  This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Strategic Value Fund on or about May 5, 2006.  Only shareholders of record as of the close of business on March 31, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.  Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate.  Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes for or against the Plan, which must be approved by a majority of the votes cast.  A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Select Equity Trust at the address set forth on the cover of this prospectus/proxy statement.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Strategic Value Fund’s shares voted at the Meeting, assuming a quorum (at least 25% of the Fund’s shares entitled to vote) is present.

In voting for the Merger, all classes of Strategic Value Fund will vote together as if they were a single class, and each share or fractional share will be entitled to one vote for each dollar of net asset value applicable to such share.

                Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Strategic Value Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $7,000.  That cost and other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.)

If Strategic Value Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Select Equity Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Disciplined Value Fund which they receive in the transaction at their then-current net asset value.  Shares of Strategic Value Fund may be redeemed at any time prior to the consummation of the Merger.  Shareholders of Strategic Value Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Strategic Value Fund does not hold annual shareholder meetings.  If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

The votes of the shareholders of Disciplined Value Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise Strategic Value Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

For each class of the Strategic Value Fund's shares entitled to vote at the meeting,  the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A	81,055.990
Class B	100,391.847
Class C	44,767.053
Class I	21,794,912.100
Class IS	328,533.862
All Classes	22,349,660.85

As of the Record Date, the officers and Trustees of Evergreen Select Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Strategic Value Fund.  To Evergreen Select Equity Trust’s knowledge, the following persons owned of record 5% or more of the following classes of Strategic Value Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
MLPF&S FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #975J0 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	A	7,801.350	9.62%	1.40%
FIRST CLEARING CORPORATION BARBARA B CARPENTER TRUST BARBARA B CARPENTER TTEE 15228 CRICKET LANE PARKER LAKES	B	7,584.443	7.55%	5.66%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION #9EEF6 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	B	5,023.237	5.00%	3.75%
FIRST CLEARING CORPORATION W JOSEPH SELVIA R/O IRA FCC AS CUSTODIAN 4041 MAX DR WINSTON SALEM NC 27106-8711	C	6,665.455	14.89%	9.58%
MLPF&S FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN:FUND ADMINISTRATION #975J0 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	C	5,484.181	12.25%	7.88%
WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN 55402-1927	C	2,604.711	5.82%	3.74%
LAWRENCE G GREENE JR 29356 COUNTY ROAD 52 NAPPANEE IN 46550-9470	C	2,410.891	5.39%	3.46
WACHOVIA BANK CASH ACCT ATTN TRUST OPER FD GRP 401 S TRYON ST 3RD FL CMG 1151 CHARLOTTE NC 28202-1934	I	16,845,974.470	77.29%	53.07%
WACHOVIA BANK CASH/REINVEST ACCT ATTN TRUST OPER FD GRP 401 S TRYON STREET 3RD FL CMG 1151 CHARLOTTE NC 28202-1934	I	2,572,045.351	11.80%	8.10%
WACHOVIA BANK REINVEST ACCT ATTN TRUST OPER FD GRP 401 S TRYON ST 3RD FL CMG 1151 CHARLOTTE NC 28202-1934	I	2,178,964.704	10.00%	6.86%
CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK NY 10001-2402	IS	44,720.096	13.61%	8.01%
RAYMOND JAMES & ASSOC INC FBO SPORTELLI DOMEN 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	IS	16,483.941	5.02%	2.95%

The Fund does not know if any of these shareholders hold the shares listed beneficially.

As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Disciplined Value Fund.  To Evergreen Equity Trust’s knowledge, the following persons owned of record 5% or more of the following classes of Disciplined Value Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
FIRST CLEARING CORPORATION HENRY H ATWELL IRA 1005 BANCROFT COURT FORT MILL SC 29715-7742	A	18,984.8900	9.16%	3.40%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN:FUND ADMIN #977F7 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	B	11,563.7450	9.33%	8.64%
FIRST CLEARING LLC CRAIG J HUDSON 1990 TRUST CRAIG J HUDSON TTEE 1260 KARL CT WAUCONDA IL 60084-1081	B	6,708.7680	5.41%	5.01%
FIRST CLEARING, LLC STEVEN E YOXSIMER 4941 CHARLTON LN CHARLOTTE NC 28210-3377	C	3,196.449	9.24%	4.59%
RBC DAIN RAUSCHER CUSTODIAN JUDY F WELKER INDIVIDUAL RETIREMENT ACCOUNT 1770 WOOD DUCK LANE NE OWATONNA MN 55060-6301	C	3,172.260	9.17%	4.56%
FIRST CLEARING LLC RALPH G RISLEY IRA FCC AS CUSTODIAN 8987 E TANQUE VERDE #309-28 TUCSON AZ 85749-9610	C	2,482.238	7.18%	3.57%
FIRST CLEARING LLC THE RISLEY FAMILY TRUST RALPH G RISLEY TTEE 8987 E TANQUE VERDE #309-28 TUCSON AZ 85749-9610	C	2,482.238	7.18%	3.57%
AMERICAN ENTERPRISE INVESTMENT SVCS 1120 AMP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	C	1,984.380	5.74%	2.85%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	C	1,843.210	5.33%	2.65%
NFS LLC FEBO NANCY B EGGERT 4342 W HOLLYWOOD AVE CHICAGO IL 60646-5902	C	1,732.695	5.01%	2.49%
EVERGREEN INVESTMENT SERVICES INC MODERATELY AGGRESSIVE PORTFOLIO W14B COLLEGE SENSE ATTN JIM HALL 18TH FLOOR 200 BERKELEY STREET BOSTON MA 02116-5022	I	951,020.620	6.86%	3.00%
WACHOVIA BANK 401K ACCOUNTS 1525 W WT HARRIS BLVD CHARLOTTE NC 28288-0001	I	1,091,173.521	7.87%	3.44%
EVERGREEN INVESTMENT SERVICES INC AGGRESSIVE PORTFOLIO-W14A COLLEGE SENSE 18TH FLOOR 200 BERKELEY STREET BOSTON MA 02116-5022	I	1,194,936.368	8.62%	3.76%
WACHOVIA BANK CASH ACCT ATTN TRUST OPER FD GRP 401 S TRYON ST 3RD FL CMG 1151 CHARLOTTE NC 28202-1934	I	3,045,055.452	21.96%	9.59%
WACHOVIA BANK TRUST ACCOUNTS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	I	5,991,118.030	43.20%	18.87%


                The Fund does not know if any of these shareholders hold the shares listed beneficially.

THE TRUSTEES OF EVERGREEN SELECT EQUITY TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

The statement of additional information relating to this prospectus/proxy statement includes the following: (i) the audited financial statements of both Funds as of July 31, 2005, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon, and (ii) the financial statements of both Funds as of January 31, 2006, including the unaudited financial statements and financial highlights for the periods indicated therein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Disciplined Value Fund will be passed upon by Sullivan and Worcester LLP, Washington, D.C.

ADDITIONAL INFORMATION

Strategic Value Fund and Disciplined Value Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC.  These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.

OTHER BUSINESS

The Trustees of Evergreen Select Equity Trust do not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

May 5, 2006

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

REGISTRATION                                                                            VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                                ABC Corp.

(2) ABC Corp.                                                                                John Doe, Treasurer

(3) ABC Corp.                                                                                John Doe

      c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                 John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                                Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                                 Jane B. Doe

      u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                 John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                            John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

Read the prospectus/proxy statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at 800.821.2712 (toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of April, 2006, among Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf ofits Evergreen Disciplined Value Fund series (the “Acquiring Fund”), and Evergreen Select Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Strategic Value Fund series (the "Selling Fund") and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3           LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8           TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  Holders of Class A and IS, Class B, Class C, and Class Ishares of the Selling Fund will receive Class A, Class B, Class C, and Class Ishares, respectively, of the Acquiring Fund.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about June 26, 2006 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3           TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Selling Fund is a separate investment series of a statutory trust, duly established and validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  Each of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)            The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)            The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.  The Selling Fund is not party to any material contracts outstanding, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund.  Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)            The audited financial statements of the Selling Fund at July 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to July 31, 2005, whether or not incurred in the ordinary course of business.

(h)           Since July 31, 2005 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)            For each fiscal year of its operation and through the Closing Date, the Selling Fund has met or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)           All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)            At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)           The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)           No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)            At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)            The Acquiring Fund is a separate investment series of a statutory trust, duly authorized and validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  Each of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)            The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)            Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund.   Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The audited financial statements of the Acquiring Fund at July 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)            Since July 31, 2005 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)            For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)            All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions thereform), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)           As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2           INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3           APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4           ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7           DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2           The Selling Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund,  dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)            The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted;

(b)           the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)            this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust and the Acquiring Fund;

(d)           the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)            no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)            the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4           That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2           The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3           The Acquiring Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)            The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all of its properties and to carry on its business as presently conducted.

(b)           This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the Registration Statement, the Selling Fund’s then current prospectus, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust on behalf of the Selling Fund;

(c)            The Selling Fund Trust, on behalf of the Selling Fund, has the statutory trust power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, including the performance by the Selling Fund Trust on behalf of the Selling Fund of all of its obligations under Article 1 of the Agreement, the Trust on behalf of the Selling Fund will have duly sold, assigned, conveyed, transferred and delivered to the Acquiring Fund Trust on behalf of the Acquiring Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred and delivered;

(d)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Selling Fund Trust or the Selling Fund is a party or by which it is bound; and

(e)            to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4           That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5           That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6           That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7           That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)            The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)            No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)           No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)            The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)            The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7           The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)            They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)            On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8           The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)            They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)            On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

                8.9           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                                             ARTICLE IX

                                                                                              EXPENSES

9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)            Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2         In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

12.2         Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the trustees of the Selling Fund, or the trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8         With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN DISCIPLINED VALUE FUND

By: /s/ Maureen E. Towle

Name:      Maureen E. Towle

Title: Authorized Officer

EVERGREEN SELECT EQUITY TRUST ON BEHALF OF EVERGREEN STRATEGIC VALUE FUND

By: /s/ Michael H. Koonce

Name:  Michael H. Koonce

Title: Authorized Officer

                                                                                                EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By: /s/ Christopher P. Conkey

Name: Christopher P. Conkey

Title: Authorized Officer

     Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of April, 2006, among Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf of its Evergreen Disciplined Value Fund series (the “Acquiring Fund”), and Evergreen Select Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Strategic Value Fund series (the "Selling Fund") and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES

AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1        THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2        ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3        LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4        LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5        OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6        TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8        TERMINATION.   The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3        SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  Holders of Class A and IS, Class B, Class C, and Class Ishares of the Selling Fund will receive Class A, Class B, Class C, and Class Ishares, respectively, of the Acquiring Fund.

2.4        DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about June 26, 2006 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2        EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3        TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a separate investment series of a statutory trust, duly established and validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  Each of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)        The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)        The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.  The Selling Fund is not party to any material contracts outstanding, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund.  Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)        The audited financial statements of the Selling Fund at July 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to July 31, 2005, whether or not incurred in the ordinary course of business.

(h)        Since July 31, 2005 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)         For each fiscal year of its operation and through the Closing Date, the Selling Fund has met or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)        All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)         At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)        The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)        No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)        At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)        The Acquiring Fund is a separate investment series of a statutory trust, duly authorized and validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  Each of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund.   Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The audited financial statements of the Acquiring Fund at July 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)        Since July 31, 2005 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)         For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)         All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions thereform), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)       The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)        As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1        OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2        INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3        APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4        ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5        FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7        DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2        The Selling Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund,  dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)        The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted;

(b)        the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)        this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust and the Acquiring Fund;

(d)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)        no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)        the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3        That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4        That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1        All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2        The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3        The Acquiring Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)        The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all of its properties and to carry on its business as presently conducted.

(b)        This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the Registration Statement, the Selling Fund’s then current prospectus, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust on behalf of the Selling Fund;

(c)        The Selling Fund Trust, on behalf of the Selling Fund, has the statutory trust power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, including the performance by the Selling Fund Trust on behalf of the Selling Fund of all of its obligations under Article 1 of the Agreement, the Trust on behalf of the Selling Fund will have duly sold, assigned, conveyed, transferred and delivered to the Acquiring Fund Trust on behalf of the Acquiring Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred and delivered;

(d)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Selling Fund Trust or the Selling Fund is a party or by which it is bound; and

(e)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4        That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5        That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6        That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7        That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6        The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)        The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of the Code.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)        No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)        No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)        The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)        The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7        The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8        The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)        On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

            8.9        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX

EXPENSES

9.1        Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)        A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2      In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

12.2      Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the trustees of the Selling Fund, or the trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6      All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8      With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN EQUITY TRUST ON BEHALF OF EVERGREEN DISCIPLINED VALUE FUND

By:   /s/ Maureen E. Towle

Name:    Maureen E. Towle

Title:     Authorized Officer

EVERGREEN SELECT EQUITY TRUST ON BEHALF OF EVERGREEN STRATEGIC VALUE FUND

By: /s/ Michael H. Koonce

Name:  Michael H. Koonce

Title:     Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By: /s/ Christopher P. Conkey

Name: Christopher P. Conkey

Title: Authorized Officer

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

EVERGREEN STRATEGIC VALUE FUND

A Series of

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

By and In Exchange For Shares of

EVERGREEN DISCLIPLINED VALUE FUND

A Series of

EVERGREEN EQUITY TRUST

This Statement of Additional Information relating specifically to the proposed transfer of the assets and liabilities of Evergreen Strategic Value Fund ("Strategic Value Fund"), a series of Evergreen Select Equity Trust, to Evergreen Disciplined Value Fund ("Disciplined Value Fund"), a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A and Class IS, Class B, Class C and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Strategic Value Fund) (the "Merger").  This Statement of Additional Information contains information that may not be included in the combined Prospectus/Proxy Statement dated May 5, 2006, which relates to the Merger. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)  The Statement of Additional  Information of Strategic Value Fund and Disciplined Value Fund dated December 1, 2005, as supplemented December 5, 2005 and March 16, 2006;

(2)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for Strategic Value Fund, dated January 31, 2006;

(3)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for Disciplined Value Fund, dated January 31, 2006;

(4)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Strategic Value Fund, dated July 31, 2005;

(5)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Disciplined Value Fund, dated July 31, 2005; and

(6)  Pro forma financial statements as of January 31, 2006.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Strategic Value Fund and Disciplined Value Fund dated May 5, 2006. A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Equity Trust at the address and phone number set forth above.

The date of this Statement of Additional Information is May 5, 2006.

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.       Evergreen Strategic Value Fund (the “Fund”)

Effective December 5, 2005, the section of the SAI entitled “PORTFOLIO MANAGERS” is revised with respect to William E. Zieff as follows:

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager of the Funds as of the Funds’ most recent fiscal year end, July 31, 2005.

Portfolio Manager		(Assets in thousands)
William Zieff	Assets of registered investment companies managed

Evergreen Disciplined Value Fund..........................................................

Evergreen Equity Index Fund..................................................................

Evergreen Global Large Cap Equity Fund..............................................

Evergreen Large Cap Equity Fund..........................................................

Evergreen Market Index Fund.................................................................

Evergreen Market Index Growth Fund...................................................

Evergreen Market Index Value Fund......................................................

Evergreen Strategic Value Fund..............................................................

		$159,120 $992,493 $151,634 $1,700,179 $750,762 $892,988 $851,278 $625,498
	TOTAL................................................................................................	$6,123,952
	Those subject to performance fee...................................................	0
	Number of other pooled investment vehicles managed......................	3
	Assets of other pooled investment vehicles managed................	$1,709,136
	Number of those subject to performance fee.................................	0
	Number of separate accounts managed.................................................	39
	Assets of separate accounts managed...........................................	$5,256,932
	Number of those subject to performance fee.................................	0
	Assets of those subject to performance fee..................................	0

                In addition, the following portion of this section is revised as follows:

Fund Holdings.

                The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of July 31, 2005.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

William Zieff........................................	$50,000-$100,000

December 5, 2005                                                                                                                         575036 (12/05)

SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Strategic Value Fund

                The Board of Trustees of the Evergreen funds, at a meeting held on March 15-16, 2006, approved a proposal to reorganize Evergreen Strategic Value Fund (“Strategic Value Fund”) into Evergreen Disciplined Value Fund (“Disciplined Value Fund”) and have submitted that proposal for the approval of Strategic Value Fund's shareholders.  If the shareholders of Strategic Value Fund approve the proposal, all of the assets of Strategic Value Fund will be transferred to Disciplined Value Fund and shareholders of Strategic Value Fund will receive shares of Disciplined Value Fund in exchange for their Strategic Value Fund shares.  Shareholders of record of Strategic Value Fund as of March 31, 2006, are entitled to vote on the proposal at a special meeting of shareholders to be held on June 23, 2006.  If approved, the reorganization is proposed to take place on or about June 26, 2006.  Shareholders of Strategic Value Fund will be mailed information detailing the proposal on or about May 5, 2006.

II.            Evergreen Disciplined Value Fund (the "Fund")

                The Board of Trustees of the Fund, at a meeting held on March 15-16, 2006, approved a proposal to (i) reduce the advisory fees of the Fund and (ii) to reduce the Fund's Rule 12b-1 fee for the Class A shares from 0.30% to 0.25%.  These changes are effective April 3, 2006. The table entitled “Annual Fund Operating Expenses” under the section entitled “FEES AND EXPENSES” in the Fund’s prospectus is revised to reflect these changes as follows:

	Class A	Class B	Class C	Class I
Management Fees(4)	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.25%(4)	1.00%	1.00%	0.00%
Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Fund Operating Expenses(4)	1.12%	1.87%	1.87%	0.87%

4 Restated to reflect current fees.

                The table entitled “Example of Fund Expenses” in the section of the Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

Assuming Redemption At End of Period

Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$683	$690	$290	$89	$190	$190
3 years	$911	$888	$588	$278	$588	$588
5 years	$1,156	$1,211	$1,011	$482	$1,011	$1,011
10 years	$1,860	$1,995	$2,190	$1,073	$1,995	$2,190

                The paragraph under and the heading entitled “Distribution (Rule 12b-1) Fees” in the section of the Fund’s prospectus entitled “MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES” are revised as follows:

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30%, except in the case of Disciplined Value Fund, Equity Index Fund, Small Cap Value Fund and Special Values Fund which are limited to 0.25%, of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

In conjunction with the advisory fee change, the following section of the Fund's Statement of Additional Information is revised as follows:

EXPENSES – Advisory Fees

EIMC is entitled to receive from Disciplined Value Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%

March 16, 2006                                                                                                                                                             (3/06)

EVERGREEN EQUITY TRUST

EVERGREEN SELECT EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

DOMESTIC EQUITY FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2005

 Evergreen Disciplined Value Fund (“Disciplined Value Fund”)

Evergreen Equity Income Fund (“Equity Income Fund”)

Evergreen Fundamental Large Cap Fund (“Fundamental Large Cap Fund”)

Evergreen Large Cap Value Fund (“Large Cap Value Fund”)

Evergreen Small Cap Value Fund (“Small Cap Value Fund”)

Evergreen Special Values Fund (“Special Values Fund”)

Each Fund is a series of an open-end management investment company known as

Evergreen Equity Trust

Evergreen Equity Index Fund (“Equity Index Fund”)

Evergreen Strategic Value Fund (“Strategic Value Fund”)

Each Fund is a series of an open-end management investment company known as

Evergreen Select Equity Trust

(Each a “Fund”; together, the “Funds”)

Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or Evergreen Select Equity Trust (each a “Trust”; together, the “Trusts”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated December 1, 2005, and as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through four separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund, one offering Class IS shares of Equity Index Fund and Strategic Value Fund, one offering Class R shares of Equity Income Fund and one offering Class R shares of Special Values Fund. You may obtain each prospectus by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report dated July 31, 2005. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com.

PART 1

TRUST HISTORY... 1-1

INVESTMENT POLICIES.. 1-1

OTHER SECURITIES AND PRACTICES 1-3

PRINCIPAL HOLDERS OF FUND SHARES................. 1-4

EXPENSES 1-10

COMPUTATION OF CLASS A OFFERING PRICE..... 1-19

SERVICE PROVIDERS. 1-19

FINANCIAL STATEMENTS............... 1-21

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES 2-1

PURCHASE AND REDEMPTION OF SHARES. 2-20

PRICING OF SHARES.. 2-22

PRINCIPAL UNDERWRITER............... 2-23

DISTRIBUTION EXPENSES UNDER RULE 12b-1....... 2-24

TAX INFORMATION............... 2-30

BROKERAGE 2-33

ORGANIZATION............... 2-34

INVESTMENT ADVISORY AGREEMENT 2-35

PORTFOLIO MANAGERS. 2-36

MANAGEMENT OF THE TRUST............... 2-45

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS 2-52

CORPORATE AND MUNICIPAL BOND RATINGS. 2-53

ADDITIONAL INFORMATION............... 2-63

PROXY VOTING POLICY AND PROCEDURES................ A-1

PART 1

TRUST HISTORY

 Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Disciplined Value Fund, Equity Income Fund, Fundamental Large Cap Fund, Large Cap Value Fund, Small Cap Value Fund and Special Values Fund are each a diversified series of Evergreen Equity Trust.  On April 28, 2003, Evergreen Small Cap Value Fund II was created in anticipation of the merger with Undiscovered Managers Small Cap Value Fund.  On July 14, 2003, Evergreen Small Cap Value Fund II merged into Small Cap Value Fund.  In connection with this transaction, Evergreen Small Cap Value Fund II changed its name to Small Cap Value Fund. On March 1, 2005, Disciplined Value Fund was created in anticipation of the merger with SouthTrust Value Fund on March 21, 2005.  On June 13, 2005, Evergreen Blue Chip Fund merged into Evergreen Growth and Income Fund.  In anticipation of this transaction, Evergreen Growth and Income Fund changed its name to its current name, Fundamental Large Cap Fund.

Equity Index Fund and Strategic Value Fund are each a diversified series of Evergreen Select Equity Trust.  On June 14, 2002, Equity Index Fund acquired Wachovia Equity Index Fund.  On May 11, 2001, Strategic Value Fund changed its name from Evergreen Select Strategic Value Fund.

A copy of each Trust’s Agreement and Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be “borrowings” for purposes of this restriction.

5.  Underwriting

Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).  Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses. The list below applies to all Funds unless otherwise noted.  The Funds may invest or participate in any of the securities and practices found in Part 2 of this SAI under “Additional Information on Securities and Investment Practices” to a de minimis extent (up to 5% of each Fund’s assets).

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions (not applicable to Small Cap Value Fund)

Repurchase Agreements

Reverse Repurchase Agreements

Leverage

Securities Lending

Convertible Securities

Preferred Stocks

Warrants

Swaps, Caps, Floors and Collars (not applicable to Equity Index Fund, Small Cap Value Fund and Strategic Value Fund)

Options and Futures Strategies

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks (applicable to Disciplined Value Fund and Strategic Value Fund)

Foreign Securities (not applicable to Disciplined Value Fund and Equity Index Fund)

Foreign Currency Transactions (not applicable to Disciplined Value Fund, Equity Index Fund and Small Cap Value Fund)

High Yield, High Risk Bonds (applicable to Equity Income Fund, Fundamental Large Cap Fund and Large Cap Value Fund)

Illiquid and Restricted Securities (not applicable to Large Cap Value Fund)

Investment in Other Investment Companies

Short Sales (applicable to Disciplined Value Fund, Equity Income Fund and Fundamental Large Cap Fund)

Master Demand Notes (applicable to Disciplined Value Fund and Strategic Value Fund)

Payment-in-kind Securities (not applicable to Equity Index Fund, Large Cap Value Fund, Small Cap Value Fund and Strategic Value Fund)

Zero Coupon "Stripped" Bonds (applicable to Disciplined Value Fund and Fundamental Large Cap Fund)

Real Estate Investment Trusts (not applicable to Fundamental Large Cap Fund and Small Cap Value Fund)

Limited Partnerships (applicable to Disciplined Value Fund)

PRINCIPAL HOLDERS OF FUND SHARES

As of November 1, 2005, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of November 1, 2005.

Disciplined Value Fund Class A
First Clearing Corporation 1005 Bancroft Court Fort Mills, SC 29715-7742	15.72%
First Clearing LLC P.O. Box 1291 Tarpon Springs, FL 34688-1291	5.49%
Disciplined Value Fund Class B
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	17.47%
First Clearing LLC 1260 Karl Ct. Wauconda, IL 60084-1081	9.87%
American Enterprise Investments SVCS PO Box 9446 Minneapolis, MN 55440-9446	9.03%
Disciplined Value Fund Class C
First Clearing LLC 4941 Charlton Lane Charlotte, NC 28210	32.50%
D A Davidson & Co, Inc Box 5015 Great Falls, MT 59403-5015	17.78%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	7.38%
NFS LLC 4342 W. Hollywood Ave. Chicago, IL 60646-5902	6.96%
Edward D. Jones and Co. PO Box 2500 Maryland Heights, MO 63043-8500	5.18%
Disciplined Value Fund Class I
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	50.07%
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	26.99%
Wachovia Bank 401K Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	11.59%
Equity Income Fund Class A
Valic Woodson Tower L7-01 2919 Allen Parkway Houston, TX 77019-2142	5.17%
Equity Income Fund Class B
None	None
Equity Income Fund Class C
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	12.04%
Citigroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	7.65%
Equity Income Fund Class I
None	None
Equity Income Fund Class R
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	98.45%
Equity Index Fund Class A
Wachovia Bank 401K Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	26.01%
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.20%
Equity Index Fund Class B
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.50%
Equity Index Fund Class C
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	28.43%
Citigroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	6.33%
Equity Index Fund – Class I
Credit Suisse First Boston Capital LLC 11 Madison Ave. Floor 3 New York, NY 10010-3629	22.86%
Wachovia Bank Cash Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	19.47%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	13.56%
Wachovia Bank Reinvest Account Attn: Trust Operation Fund Group 401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	11.64%
SEI Private Trust Company c/o Wachovia Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	10.84%
Wachovia Bank 401k Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	9.21%
Equity Index Fund – Class IS
Wachovia Bank Reinvest Account

Attn: Trust Operation Fund Group

401 S. Tryon St., 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	30.61%
First Clearing, LLC 2624 West Freeway Fort Worth, TX 76102-7109	15.71%
Fundamental Large Cap Fund Class A
Valic Woodson Tower L7-01 2919 Allen Parkway Houston, TX 77019-2142	20.01%
Fundamental Large Cap Fund Class B
None	None
Fundamental Large Cap Fund Class C
None	None
Fundamental Large Cap Fund Class I
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	7.06%
Large Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	12.46%
Large Cap Value Fund Class B
None	None
Large Cap Value Fund Class C
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	9.71%
Large Cap Value Fund Class I
Evergreen Investments Services Inc. Aggressive Portfolio College Sense 200 Berkeley Street Boston, MA 02116	37.25%
Evergreen Investments Services Inc. Moderately Aggressive Portfolio College Sense 200 Berkeley Street Boston, MA 02116	28.30%
Evergreen Investments Services Inc. Moderate Portfolio College Sense 200 Berkeley Street Boston, MA 02116	17.73%
Evergreen Investments Services Inc. Custom Choice Equity Portfolio College Sense 200 Berkeley Street Boston, MA 02116	7.87%
Small Cap Value Fund Class A
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	19.47%
Small Cap Value Fund Class B
None	None
Small Cap Value Fund Class C
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	12.95%
Small Cap Value Fund Class I
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	35.80%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	10.46%
NFS LLC FEBO FIIOC as agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	7.62%
Special Values Fund Class A
Valic Woodson Tower L7-01 2919 Allen Parkway Houston, TX 77019-2142	25.18%
Charles Schwab & Co. Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94101-4122	9.99%
ING Life Insurance & Annuity Co. 151 Farmington Ave Hartford, CT 06156-0001	9.62%
Wachovia Bank 401k Accounts 1525 West Wt Harris Blvd. Charlotte, NC 28288-0001	6.82%
Special Values Fund Class B
None	None
Special Values Fund Class C
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	16.06%
Citigroup Global Markets Inc. House Account 333 West 34th Street New York, NY 10001-2402	6.46%
Special Values Fund Class I
Wachovia Bank 401k Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	35.36%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	20.54%
Mercer Trust Company Attn: DC Plan Admin. Team One Investors Way, MS N4E Norwood, MA 02062-1584	10.55%
Wachovia Bank Cash Account 1525 West Wt. Harris Blvd. Charlotte, NC 28288-001	7.25%
Wachovia Bank Cash/Reinvest Account NC Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	5.83%
Wachovia Bank Reinvest Account Trust Accounts 1525 West Wt. Harris Blvd. Charlotte, NC 28288-001	5.64%
Special Values Fund Class R
Hartford Life Insurance Co. Separate Account PO Box 2999 Hartford, CT 06104-2999	43.77%
MCB Trust Services 700 17th Street Suite 300 Denver, CO 80202-3531	17.84%
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	16.03%
Bisys Retirement Services 700 17th Street Suite 300 Denver, CO 80202-3531	6.04%
Strategic Value Fund – Class A
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	21.06%
Strategic Value Fund – Class B
First Clearing Corporation 15228 Cricket Lane Parker Lakes	7.87%
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	7.51%
Strategic Value Fund – Class C
First Clearing Corporation 4041 Max Drive Winston Salem, NC 27106-8711	11.81%
State Street Bank and Trust Company 100 Christwood Blcd. Apt 101 Covington, LA 70433-4601	8.22%
MLPF & S For the Sole Benefit of its customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.13%
Strategic Value Fund – Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	75.35%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	12.54%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon Street, 3rd Floor CMG 1151 Charlotte, NC 28202-1934	10.39%
Strategic Value Fund – Class IS
Legg Mason Wood Walker Inc. PO Box 1476 Baltimore, MD 21203-1476	6.34%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from Disciplined Value Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets
first $1.5 billion	0.66%
next $500 million	0.55%
next $500 million	0.50%
over $2.5 billion	0.45%

EIMC is entitled to receive from Equity Income Fund, Fundamental Large Cap Fund, and Large Cap Value Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.70%
next $250 million	0.65%
next $500 million	0.55%
over $1 billion	0.50%

EIMC is entitled to receive from Equity Index Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1 billion	0.32%
over $1 billion	0.25%

            EIMC is entitled to receive from Small Cap Value Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $250 million	0.90%
next $250 million	0.85%
next $500 million	0.75%
over $1 billion	0.70%

EIMC is entitled to receive from Special Values Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1.5 billion	0.80%
over $1.5 billion	0.75%

            EIMC is entitled to receive from Strategic Value Fund an annual fee as follows:

Average Daily Net Assets	Fee (expressed as a percentage of the Fund’s average daily net assets)
first $1 billion	0.62%
over $1 billion	0.55%

Advisory Fees Paid

Set forth below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
July 31, 2005
Disciplined Value Fund(1)	$257,379	$0
Disciplined Value Fund (2)(3)	$1,958,208	$47,371
Equity Income Fund	$7,121,219	$521,678
Equity Index Fund	$0	$3,699,156
Fundamental Large Cap Fund	$4,763,690	$934,885
Large Cap Value Fund	$600,876	$192,785
Small Cap Value Fund	$3,415,161	$0
Special Values Fund	$16,510,015	$1,199,123
Strategic Value Fund	$4,299,639	$0
July 31, 2004
Disciplined Value Fund (3)(4)	$2,191,777	$0
Equity Income Fund	$8,271,219	$228,123
Equity Index Fund	$0	$4,000,259
Fundamental Large Cap Fund	$4,874,470	$294,250
Large Cap Value Fund	$268,730	$212,907
Small Cap Value Fund	$2,604,160	$0
Special Values Fund	$12,056,306	$1,316,091
Strategic Value Fund	$4,803,770	$0
July 31, 2003
Disciplined Value Fund (3)(5)	$1,897,994	$0
Equity Income Fund	$5,329,726	$25,796
Equity Index Fund	$0	$3,949,940
Fundamental Large Cap Fund	$3,442,265	$0
Large Cap Value Fund (6)	$12,375	$75,155
Large Cap Value Fund (7)(8)	$399,349	$235,145
Small Cap Value Fund (8)(9)	$1,363,080	$74,493
Special Values Fund	$3,059,237	$488,915
Strategic Value Fund	$4,130,500	$0

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund to its investment advisor, SouthTrust Investment Advisors.

(4) For the year ended April 30, 2004

(5) For the year ended April 30, 2003

(6) For the five months ended July 31, 2003.  The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

(7) For the year ended February 28, 2003.

(8) These advisory fees were paid to a previous investment advisor

(9) For the eleven months ended July 31, 2003.  The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003

Sub-Advisory Fees

            Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the sub-advisor to Large Cap Value Fund, pursuant to the terms of an order the Fund has received from the Securities and Exchange Commission (the “SEC”).  As sub-advisor, GMO  manages the Fund’s investments on a day-to-day basis.  EIMC pays GMO for sub-advisory services.  The Fund does not pay a direct fee to GMO for its sub-advisory services.

            J.L. Kaplan Associates (Kaplan) is the sub-advisor to Small Cap Value Fund.  EIMC pays Kaplan for sub-advisory services.  The Fund does not pay a direct fee to Kaplan for its sub-advisory services.

            Through an exemptive order received from the SEC, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Funds’ sub-advisor and recommend the hiring, termination, and replacement of unaffiliated sub-advisors without receiving prior shareholder approval.  However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

Sub-Advisory Fees Paid

            EIMC pays GMO an annual fee based on Large Cap Value Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
first $250 million	0.500%
next $250 million	0.475%
next $500 million	0.425%
over $1 billion	0.400%

            Below is the sub-advisory fee paid by EIMC to GMO for the last three fiscal years or periods.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2005
Large Cap Value Fund	$568,010
July 31, 2004
Large Cap Value Fund	$295,440
July 31, 2003
Large Cap Value Fund(1)(2)	$56,419

(1) On January 3, 2003, EIMC and GMO entered into a sub-advisory arrangement.

(2) For the five months ended July 31, 2003.  The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

            EIMC pays Kaplan an annual fee based on Small Cap Value Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
first $200 million	0.60%
next $100 million	0.55%
next $300 million	0.50%

            Below are the sub-advisory fees paid by EIMC paid to Kaplan for the last three fiscal years or periods.

Fund/Period Ended	Sub-Advisory Fees Paid
July 31, 2005
Small Cap Value Fund	$2,576,665
July 31, 2004
Small Cap Value Fund	$1,807,255
July 31, 2003
Small Cap Value Fund (1)(2)	$306,489

(1) On April 28, 2003, EIMC and Kaplan entered into a sub-advisory arrangement.

(2) For the eleven months ended July 31, 2003.  The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

Brokerage Commissions

            Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp.  Amounts shown for Large Cap Value Fund prior to January 3, 2003 and for Small Cap Value Fund prior to April 28, 2003 reflect brokerage commissions paid by each Fund’s predecessor fund to all brokers.  For more information regarding brokerage commissions, see “Brokerage” in Part 2 of this SAI.

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
July 31, 2005

Disciplined Value Fund (1)	$21,804	$0
Disciplined Value Fund (2)(3)	$303,447	$0
Equity Income Fund	$3,937,001	$776,216
Equity Index Fund	$34,025	$0
Fundamental Large Cap Fund	$981,476	$198,121
Large Cap Value Fund	$244,541	$0
Small Cap Value Fund	$834,631	$0
Special Values Fund	$3,179,559	$99,172
Strategic Value Fund	$1,261,490	$7,850
July 31, 2004

Disciplined Value Fund (3)(4)	$371,068	$0
Equity Income Fund	$4,595,771	$1,241,919
Equity Index Fund	$40,458	$0
Fundamental Large Cap Fund	$1,463,731	$338,798
Large Cap Value Fund	$295,200	$10,626
Small Cap Value Fund	$499,862	$0
Special Values Fund	$3,254,275	$252,208
Strategic Value Fund	$1,178,661	$139,207
July 31, 2003

Disciplined Value Fund (3)(5)	$237,091	$0
Equity Income Fund	$2,753,006	$1,026,934
Equity Index Fund	$95,200	$0
Fundamental Large Cap Fund	$1,301,578	$550,143
Large Cap Value Fund (6)	$57,094	$132
Large Cap Value Fund (7)	$458,275	$200
Small Cap Value Fund (8)	$431,687	$11,030
Special Values Fund	$1,428,637	$83,120

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund to its investment advisor, SouthTrust Investment Advisors.

(4) For the year ended April 30, 2004

(5) For the year ended April 30, 2003

(6) For the five months ended July 31, 2003.  The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

(7) For the fiscal year ended February 28, 2003.

(8) For the eleven months ended July 31, 2003.  The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

Percentage of Brokerage Commissions

The table below shows, for the fiscal year ended July 31, 2005, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC and (2) the percentage of each applicable Fund’s aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see “Selection of Brokers” under “Brokerage” in Part 2 of this SAI.

Fund	Percentage of Commissions to Wachovia Securities, LLC	Percentage of Commissionable Transactions through Wachovia Securities, LLC.
Disciplined Value Fund (1)	0%	0%
Disciplined Value Fund (2)(3)	0%	0%
Equity Income Fund	19.72%	12.92%
Equity Index Fund	0%	0%
Fundamental Large Cap Fund	20.2%	7.4%
Large Cap Value Fund	0%	0%
Small Cap Value Fund	0%	0%
Special Values Fund	3.1%	1.3%
Strategic Value Fund	0.6%	0.4%

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) Amounts paid prior to January 3, 2005 were paid by the Fund’s predecessor fund to its investment advisor, SouthTrust Investment Advisors.

Brokerage Commissions with Research Firms

During the fiscal year ended July 31, 2005, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services (“Research Firms”).  Wachovia Securities, LLC (together with its wholly owned subsidiary, First Clearing LLC) is a Research Firm.  The provisions of research was not necessarily a factor in the placement of this business with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on

Transactions with Research

		Firms
Disciplined Value Fund	$239,910,959	$92,537
Equity Income Fund	$3,133,153,507	$5,510,838
Equity Index Fund	$245,289,850	$32,606
Fundamental Large Cap Fund	$1,005,273,318	$1,418,900
Large Cap Value Fund	$295,957,768	$247,696
Small Cap Value Fund	$468,888,061	$841,569
Special Values Fund	$1,997,865,345	$5,723,022
Strategic Value Fund	$1,304,415,938	$1,259,292

Portfolio Turnover

            The Funds generally do not take portfolio turnover into account in making investment decisions. Generally, the Funds sell securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the relevant Fund’s target index. Turnover rates for large capitalization stock index funds, like the Funds, tend to be very low because large-cap stock indices typically do not change significantly from year to year. If a Fund experiences a high level of turnover in a given year, it could result in greater brokerage and other transaction costs which would be borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income except to shareholders holding fund shares in retirement plans.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions were paid to the Funds’ predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.  Amounts shown for Large Cap Value Fund prior to January 3, 2003 and for Small Cap Value Fund prior to July 14, 2003 reflect underwriting commissions paid by each Fund’s predecessor fund to all brokers.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2005
Disciplined Value Fund (1)	$4,331	$422
Disciplined Value Fund (2)	$5,626	$639
Equity Income Fund	$382,595	$24,379
Equity Index Fund	$954,977	$32,080
Fundamental Large Cap Fund	$289,935	$11,297
Large Cap Value Fund	$374,900	$24,689
Small Cap Value Fund	$405,911	$27,072
Special Values Fund	$3,349,536	$235,088
Strategic Value Fund	$30,668	$2,776
July 31, 2004
Disciplined Value Fund	$31,972	$3,716
Equity Income Fund	$1,118,937	$61,803
Equity Index Fund	$1,801,946	$60,672
Fundamental Large Cap Fund	$375,735	$14,137
Large Cap Value Fund	$683,401	$42,621
Small Cap Value Fund	$456,844	$31,672
Special Values Fund	$3,234,983	$191,292
Strategic Value Fund	$49,846	$4,504
July 31, 2003
Disciplined Value Fund	$35,157	$4,231
Equity Income Fund	$413,813	$16,325
Equity Index Fund	$2,356,303	$60,360
Fundamental Large Cap Fund	$273,157	$8,648
Large Cap Value Fund (3)	$203,765	$7,910
Large Cap Value Fund (4)	$0	$0
Small Cap Value Fund (5)	$8,020	$616
Special Values Fund	$879,567	$40,641
Strategic Value Fund	$77,415	$5,402

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005.

(3) For the five months ended July 31, 2003.  The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

(4) For the fiscal year ended February 28, 2003.

(5) For the eleven months ended July 31, 2003.  The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

12b-1 Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended July 31, 2005. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class A shares, Class IS shares and Class R shares do not pay distribution fees.

Fund	Class A	Class B		Class C		Class IS

	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Disciplined Value Fund (1)	$595	$60	$20	$32	$11	N/A
Equity Income Fund	$1,553,338	$780,590	$260,197	$295,957	$98,652	N/A
Equity Index Fund	$641,107	$1,459,199	$486,400	$1,497,490	$499,164	$38,398
Fundamental Large Cap Fund	$1,425,215	$1,831,791	$610,597	$810,944	$270,314	N/A
Large Cap Value Fund	$95,613	$177,363	$59,121	$88,027	$29,342	N/A
Small Cap Value Fund	$284,072	$66,847	$22,283	$68,821	$22,941	N/A
Special Values Fund	$2,524,077	$1,566,635	$522,211	$982,177	$327,392	N/A
Strategic Value Fund	$5,788	$15,280	$5,094	$11,854	$3,952	$20,630

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

Fund	Class R

Service Fees
Equity Income Fund	$36
Special Values Fund	$15,308

Trustee Compensation

Listed below is the Trustee compensation paid by the Trusts individually for the fiscal year ended July 31, 2005 and by the Trusts and the nine other trusts in the Evergreen fund complex for the twelve months ended December 31, 2004. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Trusts for the fiscal year ended 7/31/2005	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2004(1)
Charles A. Austin III	$10,223	$177,084
Shirley L. Fulton(2)	$8,626	$122,834
K. Dun Gifford	$9,802	$178,334
Leroy Keith Jr.	$8,685	$162,334
Gerald M. McDonnell	$8,497	$162,334
William Walt Pettit	$8,626	$162,334
David M. Richardson	$8,684	$162,334
Russell A. Salton, III	$9,959	$178,334
Michael S. Scofield	$14,337	$221,334
Richard J. Shima	$9,395	$178,334
Richard K. Wagoner	$8,684	$162,334

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2004. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                                $106,250

                Fulton                                $30,709

                McDonnell                $48,700

                Pettit                                $56,817

                Shima                                $62,417

(2) Ms. Fulton became a Trustee effective April 1, 2004.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at July 31, 2005.  For more information, see “Purchase and Redemption and “Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge Per Share (1)	Offering Price Per Share
Disciplined Value Fund	$15.82	5.75%	$16.79
Equity Income Fund	$24.08	5.75%	$25.55
Equity Index Fund	$41.29	4.75% (2)	$43.35
Fundamental Large Cap Fund	$23.25	5.75%	$24.67
Large Cap Value Fund	$11.54	5.75%	$12.24
Small Cap Value Fund	$24.45	5.75%	$25.94
Special Values Fund	$30.03	5.75%	$31.86
Strategic Value Fund	$24.32	5.75%	$25.80

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

(2) Sales charge change effective December 1, 2005.

SERVICE PROVIDERS

Administrator

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to each Fund, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate.

Average Daily Net Assets

of the Evergreen funds (excluding Money Market Funds)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Amounts shown for Large Cap Value Fund prior to January 3, 2003, Small Cap Value Fund prior to July 14, 2003 and Disciplined Value Fund prior to March 18, 2005 reflect administrative fees paid by each Fund’s predecessor fund to a previous administrator.

Fund/Fiscal Year or Period	Administrative Fees Paid
July 31, 2005
Disciplined Value Fund(1)	$38,861
Disciplined Value Fund (2)(3)	$257,825
Equity Income Fund	$1,301,051
Equity Index Fund	$1,032,829
Fundamental Large Cap Fund	$932,449
Large Cap Value Fund	$113,081
Small Cap Value Fund	$386,110
Special Values Fund	$2,256,701
Strategic Value Fund	$691,866
July 31, 2004
Disciplined Value Fund(3)(4)	$277,454
Equity Income Fund	$1,279,519
Equity Index Fund	$1,079,192
Fundamental Large Cap Fund	$759,143
Large Cap Value Fund	$59,082
Small Cap Value Fund	$262,734
Special Values Fund	$1,678,611
Strategic Value Fund	$774,289
July 31, 2003
Disciplined Value Fund(3)(5)	$243,241
Equity Income Fund	$748,003
Equity Index Fund	$876,881
Fundamental Large Cap Fund	$474,950
Large Cap Value Fund (6)	$9,726
Large Cap Value Fund (7)	$3,082
Small Cap Value Fund (8)	$273,424
Special Values Fund	$443,518
Strategic Value Fund	$666,210

(1) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

(2) For the year ended April 30, 2005

(3) Amounts paid prior to March 21, 2005 were paid to the Fund’s predecessor administrator

(4) For the year ended April 30, 2004

(5) For the year ended April 30, 2003

(6) For the five months ended July 31, 2003. The Fund changed its fiscal year end from February 28 to July 31, effective July 31, 2003.

(7) For the year ended February 28, 2003.

(8) For the eleven months ended July 31, 2003.  The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 2003.

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker‑dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.  Each Fund, pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.75***	$9.00
Semiannual Dividend Funds	$21.75***	$9.00
Annual Dividend Funds	$21.75***	$9.00

* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

** Closed accounts are maintained on the system in order to facilitate historical tax information.

*** Effective January 3, 2006, annual transfer agency fees paid to ESC by quarterly, semiannual and annual dividend funds will change to $21.50 per open account.

Below are the transfer agency fees paid by the Fund to ESC for the last fiscal year.

Fund	Total Transfer Agency Fees Paid for the Fiscal Year Ended July 31, 2005
Disciplined Value Fund (1)	$3,231
Equity Income Fund	$2,583,062
Equity Index Fund	$2,006,834
Fundamental Large Cap Fund	$3,959,489
Large Cap Value Fund	$203,808
Small Cap Value Fund	$623,138
Special Values Fund	$3,994,599
Strategic Value Fund	$83,767

(1) For the three months ended July 31, 2005.  The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the independent Trustees of the Trust.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the fiscal year ended July 31, 2005, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated by reference from each Fund’s July 31, 2005 Annual Report.  Each Fund’s Annual Report was filed electronically with the SEC on October 7, 2005 (Accession No. 0000936772-05-000189 for Evergreen Equity Trust and Accession No. 0000936772-05-000188 for Evergreen Select Equity Trust).  A copy of each Annual Report may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it off our website at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations. These agencies, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii) Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

(v) Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.   For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)            Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)            Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)            Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)            Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

                        (5)            Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)            Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.   The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)(b)
B	1.00%
C	1.00%
S	0.75%(c)
S1	0.75%(c)
Administrative	0.75%(d)
Institutional Service	0.75%(e)
Investor	0.75%(f)
Participant	0.75%(g)
Reserve	0.75%(h)
Resource	1.00%(i)
R	1.00%(j)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.25% or less on Equity Index Fund, Small Cap Value Fund and Special Values Fund . This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(j) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1) to compensate broker-dealers or other persons for distributing Fund shares;

(2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3) to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Large Cap Equity Fund and Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Large Cap Equity Fund and Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

* Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus**
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**     Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning after December 31, 2004 and before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1. ability to provide the best net financial result to the Fund;

2. efficiency in handling trades;

3. ability to trade large blocks of securities;

4. readiness to handle difficult trades;

5. financial strength and stability; and

6. provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the fund, for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

            The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group.  In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund.  In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

            After reviewing a variety of factors, such as those described above, the Trustees concluded that the service provided by the investment advisor was sufficient and met the terms of the contract, and that the fees were reasonable and consistent with industry norms for funds of comparable size and asset class.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, July 31, 2005.

Portfolio Manager		(Assets in thousands)
William Zieff	Assets of registered investment companies managed

Evergreen Disciplined Value...........................................

Evergreen Equity Index..................................................

Evergreen Global Large Cap Equity.................................

Evergreen Large Cap Equity...........................................

Evergreen Market Index..................................................

Evergreen Market Index Growth......................................

Evergreen Market Index Value........................................

		$159,120 $992,493 $151,634 $1,700,179 $750,762 $892,988 $851,278
	TOTAL....................................................................	$5,498,454
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	3
	Assets of other pooled investment vehicles managed..	$1,709,136
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	39
	Assets of separate accounts managed......................	$5,256,932
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

Sujatha Avutu, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund..................................	1,257,969
	TOTAL....................................................................	$1,257,969
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	1
	Assets of separate accounts managed......................	$24,025
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

Walter T. McCormick, CFA	Assets of registered investment companies managed
	Evergreen Fundamental Large Cap............................ Evergreen VA Fundamental Large Cap.......................	$1,536,668 $189,280
	TOTAL....................................................................	$1,725,948
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	N/A
	Number of those subject to performance fee...............	N/A
	Number of separate accounts managed...........................	0
	Assets of separate accounts managed......................	N/A
	Number of those subject to performance fee...............	N/A
	Assets of those subject to performance fee................	N/A

James L. Kaplan	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund..............................	$459,335
	TOTAL....................................................................	$459,535
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	1
	Assets of other pooled investment vehicles managed..	$23,646
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	969
	Assets of separate accounts managed......................	$4,627,667
	Number of those subject to performance fee...............	1
	Assets of those subject to performance fee................	$199,359

Paul Weisman	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund..............................	$459,335
	TOTAL....................................................................	$459,535
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	1
	Assets of other pooled investment vehicles managed..	$23,646
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	969
	Assets of separate accounts managed......................	$4,627,667
	Number of those subject to performance fee...............	1
	Assets of those subject to performance fee................	$199,359

Regina Wiedenski	Assets of registered investment companies managed
	Evergreen Small Cap Value Fund..............................	$459,535
	TOTAL....................................................................	$459,535
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	1
	Assets of other pooled investment vehicles managed..	$23,646
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	969
	Assets of separate accounts managed......................	$4,627,667
	Number of those subject to performance fee...............	1
	Assets of those subject to performance fee................	$199,359

James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund................................. Evergreen VA Special Values Fund...........................	$2,599,080 $97,018
	TOTAL....................................................................	$2,696,098
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	3
	Assets of separate accounts managed......................	$223,829
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

Timothy E. O’Grady	Assets of registered investment companies managed
	Evergreen Strategic Value Fund................................	$625,498
	TOTAL....................................................................	$625,498
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	5
	Assets of separate accounts managed......................	$67,145
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

John E. Gray	Assets of registered investment companies managed
	Evergreen Strategic Value Fund................................	$625,498
	TOTAL....................................................................	$625,498
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	6
	Assets of separate accounts managed......................	$72,012
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

Donald R. Jones	Assets of registered investment companies managed
	Evergreen Strategic Value Fund................................	$625,498
	TOTAL....................................................................	$625,498
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	0
	Assets of separate accounts managed......................	0
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

C. Thomas Meisse, CFA	Assets of registered investment companies managed
	Evergreen Strategic Value Fund................................	$625,498
	TOTAL....................................................................	$625,498
	Those subject to performance fee..............................	0
	Number of other pooled investment vehicles managed.......	0
	Assets of other pooled investment vehicles managed..	0
	Number of those subject to performance fee...............	0
	Number of separate accounts managed...........................	2
	Assets of separate accounts managed......................	$13,707
	Number of those subject to performance fee...............	0
	Assets of those subject to performance fee................	0

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and Kaplan have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund.  EIMC and Kaplan seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC nor Kaplan receive a performance fee for its management of the Funds.  EIMC, Kaplan and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and Kaplan, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.   EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  Kaplan has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC. The Code of Ethics of Kaplan has similar provisions.

Compensation.  For EIMC and Kaplan, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For Kaplan, portfolio managers earn a base salary and earn additional compensation based upon specific formulas agreed to in connection with the acquisition of Kaplan by EIMC. Such formulas generally take into consideration revenue and/or profitability of Kaplan on investment advisory business.

For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager

William Zieff..............................	Lipper Large Cap Core Lipper S&P Index Objective Lipper MultiCap Value Callan Mutual Fund Large Cap Core

Callan Institutional Large Cap Core

Sujatha Avutu, CFA...................	Lipper Equity Income Lipper Large Cap Core Lipper Utility

Lipper Small Cap Value

Walter T. McCormick, CFA.........	Lipper Large Cap Core Lipper Large Cap Growth Lipper Utility Lipper Multi Cap Growth Lipper Equity Income

Lipper Large Cap Value

James M. Tringas, CFA..............	Lipper Small Cap Value Lipper Large Cap Core Lipper Utility

Lipper Equity Income

Timothy E. O’Grady...................	Lipper Large Cap Value Callan Institutional Large Cap Value

Callan Mutual Fund Large Cap Value

John E. Gray.............................	Lipper Large Cap Value Callan Institutional Large Cap Value

Callan Mutual Fund Large Cap Value

Donald R. Jones........................	Lipper Large Cap Value Callan Institutional Large Cap Value Callan Mutual Fund Large Cap Value
C. Thomas Meisse, CFA............	Lipper Large Cap Value Callan Institutional Large Cap Value Callan Mutual Fund Large Cap Value

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

 medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. The table below presents the dollar range of investment each portfolio manager holds in each Fund he or she manages as of the Funds’ fiscal year ended, July 31, 2005.

Portfolio Manager

William Zieff.............................	$0
Sujatha Avutu, CFA..................	$10,001-$50,000
Walter T. McCormick, CFA.......	$10,001-$50,000
Edmund Choi...........................	$0
James L. Kaplan......................	$50,001-$100,000
Paul Weisman.........................	$10,001-$50,000
Regina Wiedenski....................	$100,001-$500,000
James M. Tringas, CFA............	$50,001-$100,000
Timothy E. O’Grady..................	$10,001-$50,000
John E. Gray............................	$1-$10,000
Donald R. Jones.......................	$1-$10,000
C. Thomas Meisse, CFA...........	$1-$10,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of July 31, 2005.  Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager

William Zieff.............................	$0
Sujatha Avutu, CFA..................	$100,001-$500,000
Walter T. McCormick, CFA.......	$100,001-$500,000
Edmund Choi...........................	$0
James L. Kaplan......................	$50,001-$100,000
Paul Weisman.........................	$10,001-$50,000
Regina Wiedenski....................	$100,001-$500,000
James M. Tringas, CFA............	$100,001-$500,000
Timothy E. O’Grady..................	$100,001-$500,000
John E. Gray............................	$1-$10,000
Donald R. Jones.......................	$10,001-$50,000
C. Thomas Meisse, CFA...........	$500,001-$1,000,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2004.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$100,001 – 500,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$100,001 – 500,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

GMO PORTFOLIO MANAGER

            GMO is the investment adviser to Large Cap Value Fund.  Day-to-day management of Large Cap Value Fund is the responsibility of GMO's US Quantitative Division. The Division's members work collaboratively to manage Large Cap Value Fund’s portfolio, and no one person is primarily responsible for day-to-day management of Large Cap Value Fund.

            The following table sets forth additional information about Mr. Choi, the senior member of the US Quantitative Division responsible for coordinating Large Cap Value Fund’s overall portfolio management.  The information provided is as of July 31, 2005.

Senior Member Asset Allocation Trust	Registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ed Choi	4	$285,059,331.96	0	0	8	$201,478,439.11
	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ed Choi	0	0	0	0	1	$26,704,018.05

            Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts.  GMO believes several factors limit those conflicts. First, the investment advisor maintains trade allocation policies which seek to ensure such conflicts are managed appropriately.  Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts.  Third, the investment advisor’s investment divisions and Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.  Fourth, the fact that the investment programs of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on the investment advisor’s investment decisions.

            Senior members of each division are members (partners) of GMO.  Compensation for the senior member consists of a fixed annual base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success.  The compensation program does not disproportionately reward outperformance by higher fee/performance fee products.  GMO’s Compensation Committee determines the senior member’s base salary taking into account current industry norms and market data to ensure that GMO pays a competitive base salary.  The Compensation Committee also determines the level of partnership interest, taking into account the senior member’s contribution to GMO and GMO’s mission statement.  The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.  Because each member’s compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.  GMO membership interests are the primary incentive for persons to maintain employment with GMO.  GMO believes this is the best incentive to maintain stability of portfolio management personnel.

            The senior member has no beneficial interest in the Trust’s shares.

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  For the fiscal year ended July 31, 2005, the Executive Committee held 20 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended July 31, 2005, the Audit Committee held 5 committee meetings.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. The Distribution and Shareholder Service Committee was formed on March 16, 2005.  For the fiscal year ended July 31, 2005, the Distribution and Shareholder Service Committee met once.

            The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. The Litigation Oversight Committee was formed on March 16, 2005.  For the fiscal year ended July 31, 2005, the Litigation Oversight Committee met once.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2005, the Performance Committee held 5 committee meetings.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended July 31, 2005, the Pricing Committee held 10 committee meetings.

            Set forth below are the Trustees of each of the twelve Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2004	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity firm); Trustee, The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director, Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	Trustee, The Phoenix Group of Mutual Funds
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

1       Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested through direct ownership of fund shares or through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2004.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$50,001-$100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	Evergreen Asset Allocation[1]	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
Gerald M. McDonnell[3]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[1]	$10,001-$50,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund[2]	Over $100,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$10,001-$50,000
	Evergreen Fund[1]	$50,001-$100,000
	Evergreen Foundation Fund[1]	$10,001-$50,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[1]	$10,001-$50,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Fundamental Large Cap Fund (formerly Evergreen Growth and Income Fund)	$10,001-$50,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Masters Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund[1]	Over $100,000
	Evergreen Strategic Growth Fund[1]	$1-$10,000
	Evergreen Utility and Telecommunications Fund[1]	$50,001-$100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund[2]	Over $100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Foundation Fund[1]	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. Pettit – Evergreen Aggressive Growth Fund, $1 - $10,000; Evergreen Equity Income Fund, $1 - $10,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Core Bond Fund, $50,001 - $100,000.

3       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the twelve Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005	Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer since 2004	Chief Compliance Officer and Senior Vice President, Evergreen Funds; Former Director of Compliance, Evergreen Investment Services, Inc.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Portfolio holding information will remain available at EvergreenInvestments.com until it is updated at the next month or quarter end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            No other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board has reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of December 1, 2005, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C            High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D            Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B   Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse

·            Implement or renew a dead-hand or modified dead-hand poison pill

·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·           Are inside directors and sit on the audit, compensation, or nominating committees

·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.            Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.        Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.         Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.            Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.       Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·           adverse governance changes

·            excessive increases in authorized capital stock

·           unfair method of distribution

·            diminution of voting rights

·           adverse conversion features

·           negative impact on stock option plans

·           other alternatives such as spinoff

VIII.            Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.        State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.            Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.        Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·           ignore a shareholder proposal that is approved by a majority of shares outstanding

·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           are interested directors and sit on the audit or nominating committee

·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.       Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

SEMI-ANNUAL REPORT FOR EVERGREEN STRATEGIC VALUE FUND

JANUARY 31, 2006

Evergreen Strategic Value Fund

Semi Annual Report

As of January 31, 2006

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
27	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation's other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Strategic Value Fund, which covers the six-month period ended January 31, 2006.

The past six months proved to be yet another challenging period for the equity markets. Uncertainty about the economy, monetary policy, and energy prices led to concerns about corporate profits and inflation. Geopolitical tensions continued and the Gulf region suffered enormous damage from the hurricanes. Not surprisingly, each of these issues converged at various times to increase market volatility. Fortunately, as the investment period progressed, the economy proved resilient and earnings continued to exceed expectations. By focusing on the solid fundamentals supporting growth, rather than the periodic bouts of volatility, Evergreen’s equity teams were able to provide our clients in these uncertain times with the disciplined approach necessary for the management of their long-term portfolios.

The investment period began with expectations for a moderation in U.S. economic growth. After all, the rapid pace of growth experienced during the recovery had transitioned to the more normalized Gross Domestic Product (“GDP”) levels typically associated with economic expansion. Energy prices continued to soar amid rising levels for employment, housing and production. The post-Katrina federal spending plans exacerbated pricing concerns and long-term interest rates began to rise. Despite these events, the U.S. consumer kept spending and businesses were investing some of their record cash balances, enabling the economy to overcome some extremely challenging obstacles in the waning months of 2005.

LETTER TO SHAREHOLDERS continued

Perhaps recognizing the strength in GDP and the attendant inflation fears, the Federal Reserve (“Fed”) maintained its “measured removal of policy accommodation” and continued to raise their target for the federal funds rate by 25 basis points at the conclusion of each policy meeting. Since rates had been low for such a lengthy period, Evergreen’s Investment Strategy Committee concluded that the central bank was simply attempting to remove stimulus, rather than restrict growth, for the U.S. economy. Fed Chairman Alan Greenspan remained very transparent in his public statements about the direction of monetary policy and long-term market interest rates responded, once again, by moving lower. Yet the extent of the yield curve’s flattening had many on Wall Street debating its meaning. Given our forecast for more moderate levels of growth in consumption and investment supporting a sustainable expansion, we viewed the yield curve’s message as confidence in the Fed’s ability to prevent long-term inflation. In addition, higher oil prices would likely serve to dampen output and we believed the absence of significant wage pressures would enable the Fed to continue on its measured path for monetary policy.

Low long-term market yields improved the relative attractiveness of equities during the investment period. The solid growth in GDP translated into better than expected profits, further supporting equities, especially during their late 2005 rally. Throughout it all, our equity analysts continued to identify companies with promising outlooks consistent with their investment styles. Positive earnings growth, solid balance sheets and strong cash flows attracted the most attention from our portfolio managers, while the improving trend for dividends enhanced the potential for total return in many of our equity portfolios.

LETTER TO SHAREHOLDERS continued

As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Notice to Shareholders:

The Board of Trustees of the Evergreen funds, at a meeting held on March 15-16, 2006, approved a proposal to reorganize Evergreen Strategic Value Fund (the “Fund”) into Evergreen Disciplined Value Fund (“Disciplined Value Fund”) and have submitted that proposal for the approval of the Fund’s shareholders. If the shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to Disciplined Value Fund and the shareholders of the Fund will receive shares of Disciplined Value Fund in exchange for their Fund shares. Shareholders of record of the Fund as of March 31, 2006, are entitled to vote on the proposal at a special meeting of shareholders to be held on June 23, 2006. If approved, the reorganization is proposed to take place on or about June 26, 2006. Shareholders of the Fund will be mailed information detailing the proposal on or about May 5, 2006.

A preliminary prospectus/proxy statement relating to the reorganization has been filed with the SEC and is available free from SEC’s web site at www.sec.gov. Definitive materials are expected to be mailed to shareholders on or about May 5, 2006. Shareholders are urged to read the prospectus/proxy statement carefully. This document does not constitute an offer of any securities for sale.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

FUND AT A GLANCE

as of January 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1981

	Class A	Class B	Class C	Class I	Class IS
Class inception date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	3/11/1998

Nasdaq symbol	ESSAX	ESSBX	ESSCX	ESSIX	ESSSX

6-month return with sales
charge	-2.39%	-1.46%	2.23%	N/A	N/A

6-month return w/o sales
charge	3.55%	3.17%	3.16%	3.69%	3.59%

Average annual return*

1-year with sales charge	2.61%	3.28%	7.13%	N/A	N/A

1-year w/o sales charge	8.87%	8.12%	8.10%	9.18%	8.95%

5-year	1.51%	1.86%	2.22%	3.02%	2.77%

10-year	7.67%	8.05%	8.05%	8.47%	8.21%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Classes I and IS prior to their inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for the class’ respective mutual fund expenses. Classes A, B and C have been adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such act. If the CTF had been registered, its performance might have been adversely affected.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Strategic Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without a vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2006, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2005 to January 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	8/1/2005	1/31/2006	Period*

Actual
Class A	$ 1,000.00	$ 1,035.51	$5.59
Class B	$ 1,000.00	$ 1,031.67	$9.17
Class C	$ 1,000.00	$ 1,031.58	$9.17
Class I	$ 1,000.00	$ 1,036.93	$4.06
Class IS	$ 1,000.00	$ 1,035.88	$5.34
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.71	$5.55
Class B	$ 1,000.00	$ 1,016.18	$9.10
Class C	$ 1,000.00	$ 1,016.18	$9.10
Class I	$ 1,000.00	$ 1,021.22	$4.02
Class IS	$ 1,000.00	$ 1,019.96	$5.30

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.09% for Class A, 1.79% for Class B, 1.79% for Class C, 0.79% for Class I and 1.04% for Class IS), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended July 31,
	January 31, 2006
CLASS A	(unaudited)	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$24.32	$21.63	$19.17	$17.78	$21.93

Income from investment operations
Net investment income (loss)	0.13	0.28	0.21	0.19	0.02[3]
Net realized and unrealized gains or losses on investments	0.70	2.70	2.46	1.39	(4.17)

Total from investment operations	0.83	2.98	2.67	1.58	(4.15)

Distributions to shareholders from
Net investment income	(0.12)	(0.29)	(0.21)	(0.19)	0
Net realized gains	(2.48)	0	0	0	0

Total distributions to shareholders	(2.60)	(0.29)	(0.21)	(0.19)	0

Net asset value, end of period	$22.55	$24.32	$21.63	$19.17	$17.78

Total return[4]	3.55%	13.87%	13.97%	8.98%	(18.92%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,877	$2,098	$1,803	$ 900	$ 59
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.09%[5]	1.09%	1.08%	1.08%	0.67%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.09%[5]	1.09%	1.08%	1.08%	0.67%[5]
Net investment income (loss)	1.08%[5]	1.20%	0.96%	1.01%	0.19%[5]
Portfolio turnover rate	57%	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended July 31,
	January 31, 2006
CLASS B	(unaudited)	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$24.26	$21.59	$19.15	$17.75	$21.93

Income from investment operations
Net investment income (loss)	0.05	0.12	0.07	0.07	0[3]
Net realized and unrealized gains or losses on investments	0.69	2.69	2.45	1.42	(4.18)

Total from investment operations	0.74	2.81	2.52	1.49	(4.18)

Distributions to shareholders from
Net investment income	(0.06)	(0.14)	(0.08)	(0.09)	0
Net realized gains	(2.48)	0	0	0	0

Total distributions to shareholders	(2.54)	(0.14)	(0.08)	(0.09)	0

Net asset value, end of period	$22.46	$24.26	$21.59	$19.15	$17.75

Total return[4]	3.17%	13.07%	13.16%	8.43%	(19.06%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,351	$2,284	$1,783	$1,066	$ 199
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%[5]	1.79%	1.78%	1.80%	1.90%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.79%[5]	1.79%	1.78%	1.80%	1.90%[5]
Net investment income (loss)	0.37%[5]	0.51%	0.26%	0.32%	0.06%[5]
Portfolio turnover rate	57%	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended July 31,
	January 31, 2006
CLASS C	(unaudited)	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$24.26	$21.58	$19.15	$17.76	$21.93

Income from investment operations
Net investment income (loss)	0.05[3]	0.12	0.07	0.07	0[3]
Net realized and unrealized gains or losses on investments	0.69	2.70	2.44	1.41	(4.17)

Total from investment operations	0.74	2.82	2.51	1.48	(4.17)

Distributions to shareholders from
Net investment income	(0.06)	(0.14)	(0.08)	(0.09)	0
Net realized gains	(2.48)	0	0	0	0

Total distributions to shareholders	(2.54)	(0.14)	(0.08)	(0.09)	0

Net asset value, end of period	$22.46	$24.26	$21.58	$19.15	$17.76

Total return[4]	3.16%	13.10%	13.13%	8.38%	(19.02%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,026	$1,599	$1,185	$ 656	$ 139
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%[5]	1.79%	1.78%	1.80%	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.79%[5]	1.79%	1.78%	1.80%	1.82%[5]
Net investment income (loss)	0.39%[5]	0.52%	0.26%	0.33%	(0.06%)[5]
Portfolio turnover rate	57%	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended July 31,
	January 31, 2006						Year Ended
CLASS I	(unaudited)	2005	2004	2003	2002[1]	2001[1,2]	June 30, 2001[1]

Net asset value, beginning of period	$24.33	$ 21.63	$ 19.18	$17.76	$ 23.05	$ 23.00	$21.31

Income from investment operations
Net investment income (loss)	0.17	0.35	0.27	0.24	0.65[3]	0.02	0.23
Net realized and unrealized gains or losses
on investments	0.69	2.71	2.45	1.42	(5.52)	0.04	1.97

Total from investment operations	0.86	3.06	2.72	1.66	(4.87)	0.06	2.20

Distributions to shareholders from
Net investment income	(0.15)	(0.36)	(0.27)	(0.24)	(0.22)	(0.01)	(0.23)
Net realized gains	(2.48)	0	0	0	(0.20)	0	(0.28)

Total distributions to shareholders	(2.63)	(0.36)	(0.27)	(0.24)	(0.42)	(0.01)	(0.51)

Net asset value, end of period	$22.56	$ 24.33	$ 21.63	$19.18	$ 17.76	$ 23.05	$23.00

Total return	3.69%	14.25%	14.24%	9.46%	(21.40%)	0.28%	10.38%

Ratios and supplemental data
Net assets, end of period (thousands)	$511,443	$610,620	$743,224	$700,894	$732,110	$835,732	$815,097
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.79%[4]	0.79%	0.78%	0.80%	0.77%	0.76%[4]	0.75%
Expenses excluding waivers/reimbursements
and expense reductions	0.79%[4]	0.79%	0.78%	0.80%	0.77%	0.77%[4]	0.76%
Net investment income (loss)	1.39%[4]	1.55%	1.28%	1.36%	1.07%	0.78%[4]	1.01%
Portfolio turnover rate	57%	80%	61%	71%	39%	3%	38%

1 Reflects a 10 for 1 stock split issued on April 26, 2002.

2 For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended July 31,
	January 31, 2006						Year Ended
CLASS IS	(unaudited)	2005	2004	2003	2002[1]	2001[1,2]	June 30, 2001[1]

Net asset value, beginning of period	$24.32	$21.63	$19.17	$17.76	$23.04	$22.99	$21.32

Income from investment operations
Net investment income (loss)	0.13	0.29	0.21	0.20	0.54[3]	0	0.18
Net realized and unrealized gains or losses
on investments	0.70	2.70	2.47	1.41	(5.45)	0.05	1.94

Total from investment operations	0.83	2.99	2.68	1.61	(4.91)	0.05	2.12

Distributions to shareholders from
Net investment income	(0.12)	(0.30)	(0.22)	(0.20)	(0.17)	0	(0.17)
Net realized gains	(2.48)	0	0	0	(0.20)	0	(0.28)

Total distributions to shareholders	(2.60)	(0.30)	(0.22)	(0.20)	(0.37)	0	(0.45)

Net asset value, end of period	$22.55	$24.32	$21.63	$19.17	$17.76	$23.04	$22.99

Total return	3.59%	13.92%	14.03%	9.14%	(21.58%)	0.26%	10.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,514	$8,491	$8,341	$6,728	$5,765	$9,884	$10,093
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.04%[4]	1.04%	1.03%	1.05%	1.01%	1.01%[4]	1.01%
Expenses excluding waivers/reimbursements
and expense reductions	1.04%[4]	1.04%	1.03%	1.05%	1.02%	1.02%[4]	1.02%
Net investment income (loss)	1.13%[4]	1.27%	1.03%	1.10%	0.82%	0.54%[4]	0.75%
Portfolio turnover rate	57%	80%	61%	71%	39%	3%	38%

1 Reflects a 10 for 1 stock split issued on April 26, 2002.

2 For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS 99.8%
CONSUMER DISCRETIONARY 10.3%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	128,086	$5,207,977

Household Durables 1.3%
Black & Decker Corp.	41,484	3,580,069
Pulte Homes, Inc.	73,552	2,934,725

		6,514,794

Media 5.9%
Comcast Corp., Class A *	448,456	12,431,200
News Corp., Class A	440,115	6,936,213
Time Warner, Inc.	671,634	11,773,744

		31,141,157

Multi-line Retail 0.8%
J.C. Penney Co., Inc.	77,833	4,343,081

Specialty Retail 1.3%
Limited Brands, Inc.	292,549	6,921,709

CONSUMER STAPLES 6.1%
Beverages 0.8%
Coca-Cola Enterprises, Inc.	227,748	4,495,746

Food & Staples Retailing 1.5%
BJ’s Wholesale Club, Inc. *	122,716	3,944,092
Kroger Co. *	209,061	3,846,723

		7,790,815

Food Products 1.8%
General Mills, Inc.	140,671	6,838,017
Sara Lee Corp.	135,804	2,482,497

		9,320,514

Tobacco 2.0%
Altria Group, Inc.	147,163	10,645,771

ENERGY 14.5%
Energy Equipment & Services 1.1%
Helmerich & Payne, Inc.	74,749	5,857,332

Oil, Gas & Consumable Fuels 13.4%
Anadarko Petroleum Corp.	41,187	4,440,782
Chevron Corp.	167,445	9,942,884
ConocoPhillips	177,431	11,479,786
Devon Energy Corp.	102,081	6,962,945
Exxon Mobil Corp.	348,938	21,895,859
Marathon Oil Corp.	103,962	7,991,559
Valero Energy Corp.	120,100	7,497,843

		70,211,658

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS 31.8%
Capital Markets 3.8%
Merrill Lynch & Co., Inc.	69,214	$5,195,895
Morgan Stanley	237,690	14,606,050

		19,801,945

Commercial Banks 6.5%
Bank of America Corp.	435,126	19,245,623
SunTrust Banks, Inc.	87,579	6,257,519
U.S. Bancorp	292,259	8,741,467

		34,244,609

Diversified Financial Services 9.2%
CIT Group, Inc.	98,745	5,267,059
Citigroup, Inc.	494,178	23,018,811
JPMorgan Chase & Co.	494,167	19,643,138

		47,929,008

Insurance 7.0%
ACE, Ltd.	87,686	4,800,809
Allstate Corp.	139,072	7,238,698
Fidelity National Financial, Inc.	112,971	4,458,965
First American Corp.	83,134	3,892,334
Hartford Financial Services Group, Inc.	66,269	5,449,300
MetLife, Inc.	81,927	4,109,458
St. Paul Travelers Companies, Inc.	151,658	6,882,240

		36,831,804

Real Estate 1.4%
Host Marriott Corp. REIT	173,485	3,461,026
HRPT Properties Trust REIT (p)	371,477	3,985,948

		7,446,974

Thrifts & Mortgage Finance 3.9%
Countrywide Financial Corp.	149,829	5,010,282
Freddie Mac	164,849	11,186,653
IndyMac Bancorp, Inc.	98,570	4,027,570

		20,224,505

HEALTH CARE 10.0%
Biotechnology 0.5%
Biogen Idec, Inc. *	58,499	2,617,830

Health Care Equipment & Supplies 1.3%
Boston Scientific Corp. *	297,382	6,503,744

Health Care Providers & Services 2.2%
CIGNA Corp.	27,570	3,352,512
Community Health Systems, Inc. *	84,231	3,065,166
McKesson Corp.	99,560	5,276,680

		11,694,358

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 6.0%
Johnson & Johnson	141,328	$8,132,013
Merck & Co., Inc.	180,339	6,221,696
Pfizer, Inc.	667,772	17,148,385

		31,502,094

INDUSTRIALS 8.0%
Aerospace & Defense 1.5%
Northrop Grumman Corp.	86,163	5,353,307
Precision Castparts Corp.	47,412	2,368,230

		7,721,537

Air Freight & Logistics 0.6%
Ryder System, Inc.	71,113	3,178,751

Commercial Services & Supplies 0.9%
Manpower, Inc.	91,750	4,938,902

Industrial Conglomerates 1.9%
General Electric Co.	302,951	9,921,645

Machinery 2.1%
Deere & Co.	47,282	3,392,956
Ingersoll-Rand Co., Ltd., Class A	115,713	4,544,050
Paccar, Inc.	46,525	3,238,140

		11,175,146

Road & Rail 1.0%
CSX Corp.	48,190	2,579,611
YRC Worldwide, Inc *	52,025	2,592,926

		5,172,537

INFORMATION TECHNOLOGY 4.7%
Communications Equipment 0.9%
Motorola, Inc.	195,998	4,451,115

Computers & Peripherals 1.2%
International Business Machines Corp.	77,216	6,277,661

IT Services 1.1%
Computer Sciences Corp. *	40,875	2,072,362
Fiserv, Inc. *	83,060	3,652,979

		5,725,341

Office Electronics 1.1%
Xerox Corp. *	398,839	5,707,386

Semiconductors & Semiconductor Equipment 0.4%
Maxim Integrated Products, Inc.	54,575	2,239,758

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 4.1%
Chemicals 0.7%
Eastman Chemical Co.	79,553	$3,835,250

Metals & Mining 3.4%
NuCor Corp. (p)	58,976	4,967,548
Phelps Dodge Corp.	44,581	7,155,251
United States Steel Corp. (p)	91,256	5,452,546

		17,575,345

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	209,829	5,445,062
BellSouth Corp.	148,026	4,258,708
Verizon Communications, Inc.	170,777	5,406,800

		15,110,570

Wireless Telecommunication Services 1.1%
Sprint Nextel Corp.	257,237	5,888,155

UTILITIES 6.3%
Electric Utilities 3.2%
American Electric Power Co., Inc.	119,263	4,450,895
DPL, Inc. (p)	72,684	1,863,618
Edison International	120,056	5,260,854
FirstEnergy Corp.	103,059	5,163,256

		16,738,623

Gas Utilities 0.5%
UGI Corp.	122,349	2,626,833

Independent Power Producers & Energy Traders 1.0%
TXU Corp.	104,466	5,290,158

Multi-Utilities 1.6%
CenterPoint Energy, Inc. (p)	263,158	3,363,160
PG&E Corp.	139,668	5,211,013

		8,574,173

Total Common Stocks (cost $471,981,806)		523,396,311

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 2.6%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills, 3.88%, 03/23/2006 ƒ †	$ 350,000	348,114

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS continued
MUTUAL FUND SHARES 2.5%
Evergreen Institutional Money Market Fund ø	1,221,743	$1,221,743
Navigator Prime Portfolio (pp)	11,934,035	11,934,035

		13,155,778

Total Short-Term Investments (cost $13,503,892)		13,503,892

Total Investments (cost $485,485,698) 102.4%		536,900,203
Other Assets and Liabilities (2.4%)		(12,689,857)

Net Assets 100.0%		$524,210,346

*	Non-income producing security
(p)	All or a portion of this security is on loan.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of January 31, 2006:
Financials	31.9%
Energy	14.5%
Consumer Discretionary	10.3%
Health Care	10.0%
Industrials	8.0%
Utilities	6.3%
Consumer Staples	6.2%
Information Technology	4.7%
Materials	4.1%
Telecommunication Services	4.0%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $484,263,955) including $11,718,200 of securities loaned	$535,678,460
Investments in affiliated money market fund, at value (cost $1,221,743)	1,221,743

Total investments	536,900,203
Receivable for securities sold	133,523,619
Receivable for Fund shares sold	196,782
Dividends receivable	541,860
Receivable for securities lending income	742
Prepaid expenses and other assets	27,201

Total assets	671,190,407

Liabilities
Payable for securities purchased	134,522,073
Payable for Fund shares redeemed	423,342
Payable for securities on loan	11,934,035
Payable for daily variation margin on open futures contracts	10,213
Advisory fee payable	8,938
Distribution Plan expenses payable	160
Due to other related parties	2,607
Accrued expenses and other liabilities	78,693

Total liabilities	146,980,061

Net assets	$524,210,346

Net assets represented by
Paid-in capital	$460,283,214
Undistributed net investment income	347,549
Accumulated net realized gains on investments	12,133,957
Net unrealized gains on investments	51,445,626

Total net assets	$524,210,346

Net assets consists of
Class A	$1,876,565
Class B	2,351,086
Class C	1,025,523
Class I	511,442,992
Class IS	7,514,180

Total net assets	$524,210,346

Shares outstanding (unlimited number of shares authorized)
Class A	83,230
Class B	104,665
Class C	45,656
Class I	22,671,167
Class IS	333,246

Net asset value per share
Class A	$22.55
Class A — Offering price (based on sales charge of 5.75%)	$23.93
Class B	$22.46
Class C	$22.46
Class I	$22.56
Class IS	$22.55

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2006 (unaudited)

Investment income
Dividends	$6,051,400
Income from affiliate	145,437
Securities lending	7,373
Interest	1,547

Total investment income	6,205,757

Expenses
Advisory fee	1,765,956
Distribution Plan expenses
Class A	2,995
Class B	11,687
Class C	6,502
Class IS	10,166
Administrative services fee	283,260
Transfer agent fees	30,894
Trustees’ fees and expenses	4,336
Printing and postage expenses	29,609
Custodian and accounting fees	77,119
Registration and filing fees	31,408
Professional fees	16,461
Other	11,716

Total expenses	2,282,109
Less: Expense reductions	(4,874)

Net expenses	2,277,235

Net investment income	3,928,522

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	38,965,777
Futures contracts	55,760

Net realized gains on investments	39,021,537
Net change in unrealized gains or losses on investments	(23,666,839)

Net realized and unrealized gains or losses on investments	15,354,698

Net increase in net assets resulting from operations	$19,283,220

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2006		Year Ended
	(unaudited)		July 31, 2005

Operations
Net investment income		$3,928,522		$10,658,171
Net realized gains on investments		39,021,537		105,751,434
Net change in unrealized gains or losses
on investments		(23,666,839)		(23,285,771)

Net increase in net assets resulting from
operations		19,283,220		93,123,834

Distributions to shareholders from
Net investment income
Class A		(9,622)		(24,291)
Class B		(5,555)		(12,640)
Class C		(2,917)		(9,785)
Class I		(3,465,492)		(10,696,202)
Class IS		(42,309)		(108,060)
Net realized gains
Class A		(198,376)		0
Class B		(236,834)		0
Class C		(117,699)		0
Class I		(55,629,226)		0
Class IS		(815,854)		0

Total distributions to shareholders		(60,523,884)		(10,850,978)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	19,384	459,159	56,742	1,308,866
Class B	14,407	336,345	30,965	715,544
Class C	5,471	126,118	30,315	669,373
Class I	1,002,598	22,965,591	1,974,648	44,872,010
Class IS	52,815	1,264,584	160,887	3,714,572

		25,151,797		51,280,365

Net asset value of shares issued in
reinvestment of distributions
Class A	7,525	168,144	954	21,936
Class B	8,863	197,157	466	10,659
Class C	3,999	88,975	319	7,299
Class I	610,430	13,637,305	83,077	1,905,311
Class IS	29,157	651,301	2,862	65,728

		14,742,882		2,010,933

Automatic conversion of Class B shares to
Class A shares
Class A	696	16,213	2,434	55,845
Class B	(698)	(16,213)	(2,440)	(55,845)

		0		0

Payment for shares redeemed
Class A	(30,669)	(725,656)	(57,225)	(1,318,364)
Class B	(12,049)	(282,814)	(17,459)	(405,061)
Class C	(29,747)	(696,282)	(19,628)	(453,460)
Class I	(4,043,169)	(95,528,905)	(11,314,162)	(260,030,923)
Class IS	(97,921)	(2,302,740)	(200,174)	(4,601,143)

		(99,536,397)		(266,808,951)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended
	January 31, 2006	Year Ended
	(unaudited)	July 31, 2005

Capital share transactions
(continued)
Net decrease in net assets resulting from
capital share transactions	$(59,641,718)	$(213,517,653)

Total decrease in net assets	(100,882,382)	(131,244,797)
Net assets
Beginning of period	625,092,728	756,337,525

End of period	$524,210,346	$625,092,728

Undistributed (overdistributed) net
investment income	$347,549	$(55,078)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Strategic Value Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended January 31, 2006, EIS received $491 from the sale of Class A shares and $3,744 and $1,806 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $317,592,261 and $412,141,942, respectively, for the six months ended January 31, 2006.

At January 31, 2006, the Fund had open long futures contracts outstanding as follows:

		Initial Contract	Value at	Unrealized
Expiration	Contracts	Amount	January 31, 2006	Gain

March 2006	8 S&P 500 Index	$ 2,217,199	$ 2,246,300	$ 29,101
March 2006	6 E-mini S&P 500	383,060	385,080	2,020
Index

During the six months ended January 31, 2006, the Fund loaned securities to certain brokers. At January 31, 2006, the value of securities on loan and the value of collateral amounted to $11,718,200 and $11,934,035, respectively.

On January 31, 2006, the aggregate cost of securities for federal income tax purposes was $490,375,036. The gross unrealized appreciation and depreciation on securities based on tax cost was $62,092,297 and $15,567,130, respectively, with a net unrealized appreciation of $46,525,167.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2006, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended January 31, 2006, the Fund had no borrowings under this agreement

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

12. SUBSEQUENT EVENT

At a regular meeting of the Board of Trustees held on March 15-16, 2006, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Evergreen Disciplined Value Fund.

A special meeting of shareholders of the Fund will be held on June 23, 2006 to consider and vote on the Plan. If approved, the reorganization will take place on or about June 26, 2006. Shareholders of record on March 31, 2006 will be mailed materials for this meeting on or about May 5, 2006.

13. SUBSEQUENT DISTRIBUTION(S)

On March 16, 2006, the Fund declared distributions from net investment income to shareholders of record on March 15, 2006. The per share amounts payable on March 17, 2006 are as follows:

Net
Investment
Income

Class A	$ 0.0805
Class B	0.0399
Class C	0.0407
Class I	0.0983
Class IS	0.0838

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2005, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement.

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the Evergreen funds. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the Evergreen funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of the Fund’s advisory agreement. The review process began formally in spring 2005, when a committee of the Board (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline for the review process. In late spring, counsel to the disinterested Trustees sent to EIMC a formal request for information to be furnished to the Trustees. In addition, the independent data provider Lipper Inc. (“Lipper”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee.

The Trustees reviewed EIMC’s responses to the request for information, with the assistance of counsel for the disinterested Trustees and for the Evergreen funds and an independent industry consultant retained by the disinterested Trustees, and requested and received additional information following that review. The Committee met in person with the representatives of EIMC in early September 2005. At a meeting of the full Board of Trustees later in September 2005, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the Fund’s advisory agreement with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to the Fund specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the Evergreen funds, their determination to continue the advisory agreement for each of the Evergreen funds was ultimately made on a fund-by-fund basis.

ADDITIONAL INFORMATION (unaudited) continued

This summary describes the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the Fund and the other Evergreen funds, and other aspects of the business and operations of the Evergreen funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the Fund’s investment results; the portfolio management team for the Fund and the experience of the members of that team, and any recent changes in the membership of the team; portfolio trading practices; compliance by the Fund and EIMC with applicable laws and regulations and with the Fund’s and EIMC’s compliance policies and procedures; services provided by affiliates of EIMC to the Fund and shareholders of the Fund; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered the rates at which the Fund pays investment advisory fees, the total expense ratio of the Fund, and the efforts generally by EIMC and its affiliates as sponsors of the Fund. The Board also considered information regarding the rates at which other clients of EIMC or its affiliates pay advisory fees for comparable services. The data provided by Lipper showed the fees paid by the Fund and the Fund’s total expense ratio in comparison to other similar mutual funds, in addition to data regarding the investment performance by the Fund in comparison to other similar mutual funds. The Trustees also considered information regarding the investment performance of other investment accounts managed by EIMC and its affiliates with comparable investment programs to those of one or more funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Board also considered that EIS serves as administrator to the Fund and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the Fund with those paid by other mutual funds, the Board took into account administrative fees paid by the Fund and those other mutual funds. The Board considered that affiliates of EIMC serve as transfer agent and distributor to the Fund and receive fees from the Fund for those services, and received information regarding recent reductions in the transfer agency fees paid by the Fund. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the Evergreen funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the Evergreen funds and brokerage commissions received by Wachovia Securities LLC, an affiliate of EIMC, from transactions effected by it for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates provide a comprehensive investment management service to the Fund. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the Evergreen funds, and concluded that the reporting and management functions provided by EIMC with respect to the Fund and the

ADDITIONAL INFORMATION (unaudited) continued

Evergreen funds overall were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC, and the commitment that the Wachovia organization has made to the Fund and the Evergreen funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreement and appropriate and consistent with the investment programs and best interests of the Fund.

The Trustees noted the commitment and resources EIMC and its affiliates have brought to the regulatory, compliance, accounting, tax and tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the Evergreen funds generally. They noted that EIMC had enhanced a number of these functions in recent periods and continued to do so, in light of regulatory developments in the investment management and mutual fund industries generally and in light of regulatory matters involving EIMC and its affiliates. They concluded that those enhancements appeared generally appropriate, but considered that the enhancement process is an on-going one and determined to continue to monitor developments in these functions in coming periods for appropriateness and consistency with regulatory and industry developments. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the Fund’s advisory agreement, that they were satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreement with the Fund.

Investment performance. The Trustees considered the investment performance of each of the Evergreen funds, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for an Evergreen fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the Evergreen funds going forward. Specifically with respect to the Fund, the Trustees noted that the Class I shares of the Fund (the Fund’s oldest share class) had performed in the third quintile over recently completed one-, three-, and five-year periods. The Trustees also noted that EIMC was actively seeking to identify additional expertise in the large cap value sector to help enhance the Fund’s future performance.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has generally attempted to make its investment advisory fees consistent with industry norms. The Trustees noted that, from the materials presented, it appeared that the combination of investment advisory and administrative fees paid by the Fund to EIMC and EIS with respect to Class I shares was below the median of fees paid by comparable funds.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered information regarding the fees paid to EIMC by other clients, including, where applicable, mutual funds advised by EIMC or an affiliate or private accounts or pools managed by EIMC. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates and noted that the composite for those other accounts, computed on a gross basis compared with the Fund’s gross return, was lower than the investment return of the Fund.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the Evergreen funds as the funds grow. The Trustees noted that the Fund had implemented a breakpoint in its advisory fee structure. The Trustees undertook to continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoint as implemented appeared to be a reasonable step toward the realization of economies of scale by the Evergreen funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency fees paid to EIMC and its affiliates by each of the Evergreen funds. They considered that the information provided to them was necessarily estimated. They noted that the levels of profitability of the Evergreen funds to EIMC varied widely, depending on among other things the size and type of fund. They noted that all of the estimates provided to them were calculated on a pre-tax basis. They considered the profitability of the Evergreen funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the Evergreen funds to those paid by other mutual funds, the investment performance of the Evergreen funds, and the amount of revenues involved. In light of these factors, the Trustees did not consider that the profitability of any of the Evergreen funds, individually or in the aggregate, was such as to prevent their approving the continuation of the agreements.

In connection with their review of the Fund’s investment advisory and administrative fees, the Trustees also considered the transfer agency fees paid by the Evergreen funds to an affiliate of EIMC. They reviewed information presented to them showing generally that the transfer agency fees charged to the Evergreen funds were generally consistent with industry norms, and that transfer agency fees for a number of Evergreen funds had recently declined, or were expected to in the near future.

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney,
Trustee	Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 90 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

565223 rv3 3/2006

SEMI-ANNUAL REPORT FOR EVERGREEN DISCIPLINED VALUE FUND

JANUARY 31, 2006

Evergreen Disciplined Value Fund

Semi Annual Report

As of January 31, 2006

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation's other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

March 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for the Evergreen Disciplined Value Fund, which covers the six-month period ended January 31, 2006.

The past six months proved to be yet another challenging period for the equity markets. Uncertainty about the economy, monetary policy, and energy prices led to concerns about corporate profits and inflation. Geopolitical tensions continued and the Gulf region suffered enormous damage from the hurricanes. Not surprisingly, each of these issues converged at various times to increase market volatility. Fortunately, as the investment period progressed, the economy proved resilient and earnings continued to exceed expectations. By focusing on the solid fundamentals supporting growth, rather than the periodic bouts of volatility, Evergreen’s equity teams were able to provide our clients in these uncertain times with the disciplined approach necessary for the management of their long-term portfolios.

The investment period began with expectations for a moderation in U.S. economic growth. After all, the rapid pace of growth experienced during the recovery had transitioned to the more normalized Gross Domestic Product (“GDP”) levels typically associated with economic expansion. Energy prices continued to soar amid rising levels for employment, housing and production. The post-Katrina federal spending plans exacerbated pricing concerns and long-term interest rates began to rise. Despite these events, the U.S. consumer kept spending and businesses were investing some of their record cash balances, enabling the economy to overcome some extremely challenging obstacles in the waning months of 2005.

1

LETTER TO SHAREHOLDERS continued

Perhaps recognizing the strength in GDP and the attendant inflation fears, the Federal Reserve (“Fed”) maintained its “measured removal of policy accommodation” and continued to raise their target for the federal funds rate by 25 basis points at the conclusion of each policy meeting. Since rates had been low for such a lengthy period, Evergreen’s Investment Strategy Committee concluded that the central bank was simply attempting to remove stimulus, rather than restrict growth, for the U.S. economy. Fed Chairman Alan Greenspan remained very transparent in his public statements about the direction of monetary policy and long-term market interest rates responded, once again, by moving lower. Yet the extent of the yield curve’s flattening had many on Wall Street debating its meaning. Given our forecast for more moderate levels of growth in consumption and investment supporting a sustainable expansion, we viewed the yield curve’s message as confidence in the Fed’s ability to prevent long-term inflation. In addition, higher oil prices would likely serve to dampen output and we believed the absence of significant wage pressures would enable the Fed to continue on its measured path for monetary policy.

Low long-term market yields improved the relative attractiveness of equities during the investment period. The solid growth in GDP translated into better than expected profits, further supporting equities, especially during their late 2005 rally. Throughout it all, our equity analysts continued to identify companies with promising outlooks consistent with their investment styles. Positive earnings growth, solid balance sheets and strong cash flows attracted the most attention from our portfolio managers, while the improving trend for dividends enhanced the potential for total return in many of our equity portfolios.

2

LETTER TO SHAREHOLDERS continued

As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Notice to Shareholders:

At meeting held on March 15-16, 2006, the Board of Trustees of the Fund approved a proposal to (i) reduce the advisory fees of the Fund and (ii) to reduce the Fund’s Rule 12b-1 fee for Class A shares from 0.30% to 0.25% .. These changes are effective April 3, 2006.

The Fund’s prospectus has been revised to reflect these changes.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund distributor or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

3

FUND AT A GLANCE

as of January 31, 2006

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

	Class A	Class B	Class C	Class I
Class inception date	3/18/2005	3/18/2005	3/18/2005	5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

6-month return with sales charge	-0.45%	0.34%	4.20%	N/A

6-month return w/o sales charge	5.65%	5.34%	5.20%	5.79%

Average annual return*

1-year with sales charge	7.35%	8.46%	12.12%	N/A

1-year w/o sales charge	13.92%	13.20%	13.07%	14.03%

5-year	3.38%	4.17%	4.46%	4.64%

10-year	9.64%	10.23%	10.21%	10.31%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund’s predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund’s predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective is nonfundamental and may be changed without a vote of the fund’s shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of January 31, 2006, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2005 to January 31, 2006.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	8/1/2005	1/31/2006	Period*

Actual
Class A	$ 1,000.00	$ 1,056.52	$6.48
Class B	$ 1,000.00	$ 1,053.43	$ 10.20
Class C	$ 1,000.00	$ 1,052.01	$ 10.14
Class I	$ 1,000.00	$ 1,057.90	$4.88
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.90	$6.36
Class B	$ 1,000.00	$ 1,015.27	$ 10.01
Class C	$ 1,000.00	$ 1,015.32	$9.96
Class I	$ 1,000.00	$ 1,020.47	$4.79

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.25% for Class A, 1.97% for Class B, 1.96% for Class C and 0.94% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2006	Year Ended	Year Ended
CLASS A	(unaudited)	July 31, 2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$15.82	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.09[3]	0.05	0.01
Net realized and unrealized gains or losses on investments	0.77	1.08	(0.36)

Total from investment operations	0.86	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.08)	(0.04)	(0.04)
Net realized gains	(0.45)	(2.23)	0

Total distributions to shareholders	(0.53)	(2.27)	(0.04)

Net asset value, end of period	$16.15	$15.82	$16.96

Total return[4]	5.65%	7.76%	(2.01%)

Ratios and supplemental data
Net assets, end of period (thousands)	$3,288	$1,617	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%[5]	1.26%[5]	1.11%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.25%[5]	1.26%[5]	1.11%[5]
Net investment income (loss)	1.13%[5]	0.74%[5]	0.58%[5]
Portfolio turnover rate	31%	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2006	Year Ended	Year Ended
CLASS B	(unaudited)	July 31, 2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.05	0.01[3]	0[3]
Net realized and unrealized gains or losses on investments	0.77	1.06	(0.34)

Total from investment operations	0.82	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.06)	(0.02)	(0.04)
Net realized gains	(0.45)	(2.23)	0

Total distributions to shareholders	(0.51)	(2.25)	(0.04)

Net asset value, end of period	$16.10	$15.79	$16.97

Total return[4]	5.34%	7.35%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,001	$ 121	$5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.97%[5]	2.00%[5]	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.97%[5]	2.00%[5]	1.82%[5]
Net investment income (loss)	0.47%[5]	0.16%[5]	0.10%[5]
Portfolio turnover rate	31%	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2006	Year Ended	Year Ended
CLASS C	(unaudited)	July 31, 2005[1]	April 30, 2005[2]

Net asset value, beginning of period	$15.79	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.05	0[3]	0
Net realized and unrealized gains or losses on investments	0.74	1.08	(0.34)

Total from investment operations	0.79	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.06)	(0.03)	(0.04)
Net realized gains	(0.45)	(2.23)	0

Total distributions to shareholders	(0.51)	(2.26)	(0.04)

Net asset value, end of period	$16.07	$15.79	$16.97

Total return[4]	5.20%	7.37%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 635	$ 144	$1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.96%[5]	2.16%[5]	1.85%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.96%[5]	2.16%[5]	1.85%[5]
Net investment income (loss)	0.48%[5]	(0.09%)[5]	(0.16%)[5]
Portfolio turnover rate	31%	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months
	Ended		Year Ended April 30,
	January 31, 2006	Year Ended
CLASS I	(unaudited)	July 31, 2005[1]	2005[2]	2004[2]	2003[2]	2002[2]	2001[2]

Net asset value, beginning of period	$15.81	$16.97	$ 16.14	$ 12.30	$15.29	$ 17.04	$ 16.97

Income from investment operations
Net investment income (loss)	0.11	0.05	0.12	0.08	0.09	0.08	0.09
Net realized and unrealized gains
or losses on investments	0.77	1.07	1.84[3]	3.83	(2.93)	(1.45)	1.75

Total from investment operations	0.88	1.12	1.96	3.91	(2.84)	(1.37)	1.84

Distributions to shareholders from
Net investment income	(0.11)	(0.05)	(0.12)	(0.07)	(0.09)	(0.07)	(0.09)
Net realized gains	(0.45)	(2.23)	(1.01)	0	(0.06)	(0.31)	(1.68)

Total distributions to shareholders	(0.56)	(2.28)	(1.13)	(0.07)	(0.15)	(0.38)	(1.77)

Net asset value, end of period	$16.13	$15.81	$ 16.97	$ 16.14	$12.30	$ 15.29	$ 17.04

Total return	5.79%	7.65%	12.10%	31.87%[4]	(18.50%)[4]	(8.04%)[4]	12.12%[4]

Ratios and supplemental data
Net assets, end of period (thousands)	$220,286	$157,238	$157,107	$313,929	$250,385	$325,965	$345,656
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.94%[5]	0.91%[5]	0.99%	0.99%	0.99%	0.98%	0.98%
Expenses excluding waivers/reimbursements
and expense reductions	0.94%[5]	0.91%[5]	1.20%	1.19%	1.19%	1.18%	1.18%
Net investment income (loss)	1.46%[5]	1.34%[5]	0.64%	0.54%	0.74%	0.49%	0.53%
Portfolio turnover rate	31%	15%	54%	33%	37%	43%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction . The financial highlights for the periods prior to March 21, 20 05 are those of SouthTrust Fund.

3 The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio .

4 Excluding any sales charges applicable to SouthTrust Fund

5 Annualized

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS 97.4%
CONSUMER DISCRETIONARY 9.4%
Hotels, Restaurants & Leisure 1.6%
Darden Restaurants, Inc.	59,177	$2,406,137
Hilton Hotels Corp.	46,158	1,150,719

		3,556,856

Household Durables 1.2%
Black & Decker Corp.	17,115	1,477,024
Pulte Homes, Inc.	30,874	1,231,873

		2,708,897

Media 4.9%
CBS Corp., Class B	31,675	827,655
Comcast Corp., Class A *	32,395	901,229
Omnicom Group, Inc.	19,373	1,584,518
Time Warner, Inc.	225,530	3,953,541
Viacom, Inc., Class B *	31,675	1,313,858
Walt Disney Co.	104,321	2,640,364

		11,221,165

Multi-line Retail 1.7%
J.C. Penney Co., Inc.	33,215	1,853,397
Nordstrom, Inc.	46,842	1,954,248

		3,807,645

CONSUMER STAPLES 5.4%
Food & Staples Retailing 1.9%
BJ’s Wholesale Club, Inc. *	65,761	2,113,558
Kroger Co. *	112,979	2,078,814

		4,192,372

Food Products 1.4%
Dean Foods Co. *	30,644	1,162,327
Pilgrim’s Pride Corp.	41,564	1,011,668
Sara Lee Corp.	54,928	1,004,084

		3,178,079

Household Products 0.5%
Clorox Co.	19,988	1,196,282

Tobacco 1.6%
Altria Group, Inc.	51,118	3,697,876

ENERGY 14.9%
Energy Equipment & Services 1.1%
Helmerich & Payne, Inc.	31,457	2,464,970

Oil, Gas & Consumable Fuels 13.8%
Anadarko Petroleum Corp.	17,177	1,852,024
BP plc, ADR	19,705	1,424,869
Chevron Corp.	69,609	4,133,382

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
ConocoPhillips	74,259	$4,804,557
Devon Energy Corp.	42,936	2,928,665
Exxon Mobil Corp.	146,783	9,210,633
Marathon Oil Corp.	44,479	3,419,101
Valero Energy Corp.	53,144	3,317,780

		31,091,011

FINANCIALS 32.3%
Capital Markets 5.1%
Bear Stearns Cos.	24,095	3,047,054
Goldman Sachs Group, Inc.	30,596	4,321,685
Lehman Brothers Holdings, Inc.	30,222	4,244,680

		11,613,419

Commercial Banks 5.4%
Bank of America Corp.	192,338	8,507,110
U.S. Bancorp	125,589	3,756,367

		12,263,477

Diversified Financial Services 7.3%
CIT Group, Inc.	57,214	3,051,795
Citigroup, Inc.	212,161	9,882,459
JPMorgan Chase & Co.	87,219	3,466,955

		16,401,209

Insurance 7.7%
ACE, Ltd.	38,199	2,091,395
Chubb Corp.	10,506	991,241
Fidelity National Financial, Inc.	46,703	1,843,367
First American Corp.	55,324	2,590,270
Hartford Financial Services Group, Inc.	34,479	2,835,208
Lincoln National Corp.	34,567	1,884,939
MetLife, Inc.	39,433	1,977,959
St. Paul Travelers Companies, Inc.	68,138	3,092,103

		17,306,482

Real Estate 2.3%
Host Marriott Corp. REIT	70,959	1,415,632
HRPT Properties Trust REIT	164,181	1,761,662
Trizec Properties, Inc. REIT	82,756	1,927,387

		5,104,681

Thrifts & Mortgage Finance 4.5%
Countrywide Financial Corp.	66,806	2,233,993
Freddie Mac	46,660	3,166,347
IndyMac Bancorp, Inc.	59,657	2,437,585
MGIC Investment Corp.	37,161	2,452,998

		10,290,923

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 8.4%
Biotechnology 0.8%
Biogen Idec, Inc. *	26,585	$1,189,679
Invitrogen Corp. *	8,792	605,593

		1,795,272

Health Care Equipment & Supplies 0.6%
Hospira, Inc. *	32,378	1,448,915

Health Care Providers & Services 2.7%
CIGNA Corp.	12,536	1,524,377
Community Health Systems, Inc. *	38,856	1,413,970
McKesson Corp.	60,025	3,181,325

		6,119,672

Pharmaceuticals 4.3%
Johnson & Johnson	39,380	2,265,925
Merck & Co., Inc.	58,001	2,001,035
Pfizer, Inc.	210,163	5,396,986

		9,663,946

INDUSTRIALS 7.7%
Aerospace & Defense 2.7%
General Dynamics Corp.	25,997	3,025,011
Northrop Grumman Corp.	30,883	1,918,761
Precision Castparts Corp.	21,295	1,063,685

		6,007,457

Air Freight & Logistics 0.6%
Ryder System, Inc.	31,390	1,403,133

Commercial Services & Supplies 0.9%
Manpower, Inc.	39,457	2,123,970

Industrial Conglomerates 0.8%
General Electric Co.	54,567	1,787,069

Machinery 1.7%
Deere & Co.	30,450	2,185,092
Paccar, Inc.	22,788	1,586,045

		3,771,137

Road & Rail 1.0%
CSX Corp.	21,833	1,168,720
YRC Worldwide, Inc *	22,765	1,134,608

		2,303,328

INFORMATION TECHNOLOGY 4.5%
Communications Equipment 1.1%
Harris Corp.	30,337	1,408,547
Motorola, Inc.	47,582	1,080,587

		2,489,134

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 2.0%
Hewlett-Packard Co.	99,371	$3,098,387
International Business Machines Corp.	18,066	1,468,766

		4,567,153

IT Services 1.1%
Computer Sciences Corp. *	17,646	894,652
Fiserv, Inc. *	35,581	1,564,853

		2,459,505

Software 0.3%
Cadence Design Systems, Inc. *	41,642	735,398

MATERIALS 4.1%
Chemicals 1.6%
Eastman Chemical Co.	39,918	1,924,447
Scotts Miracle-Gro Co.	35,180	1,741,410

		3,665,857

Metals & Mining 2.5%
NuCor Corp.	29,379	2,474,593
Phelps Dodge Corp.	19,556	3,138,738

		5,613,331

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 3.4%
AT&T, Inc.	175,629	4,557,579
Verizon Communications, Inc.	95,764	3,031,888

		7,589,467

Wireless Telecommunication Services 0.6%
Sprint Nextel Corp.	63,323	1,449,464

UTILITIES 6.7%
Electric Utilities 3.5%
American Electric Power Co., Inc.	63,469	2,368,663
Edison International	53,819	2,358,349
FirstEnergy Corp.	42,570	2,132,757
Pepco Holdings, Inc.	43,533	1,001,694

		7,861,463

Gas Utilities 0.5%
UGI Corp.	54,578	1,171,790

Independent Power Producers & Energy Traders 0.9%
TXU Corp.	38,899	1,969,845

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

January 31, 2006 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities 1.8%
CenterPoint Energy, Inc.	152,205	$1,945,180
PG&E Corp.	60,515	2,257,815

		4,202,995

Total Common Stocks (cost $199,043,043)		220,294,645

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 17.7%
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills:
3.84%, 03/30/2006 † ƒ	$ 250,000	248,482
4.09%, 04/06/2006 † ƒ	250,000	248,184

		496,666

	Shares	Value

MUTUAL FUND SHARES 17.5%
Evergreen Institutional Money Market Fund ø	39,472,869	39,472,869

Total Short-Term Investments (cost $39,969,535)		39,969,535

Total Investments (cost $239,012,578) 115.1%		260,264,180
Other Assets and Liabilities (15.1%)		(34,053,267)

Net Assets 100.0%		$226,210,913

*	Non-income producing security
†	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of January 31, 2006:
Financials	33.1%
Energy	15.2%
Consumer Discretionary	9.7%
Health Care	8.6%
Industrials	7.9%
Utilities	6.9%
Consumer Staples	5.6%
Information Technology	4.7%
Materials	4.2%
Telecommunication Services	4.1%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $199,539,709)	$220,791,311
Investments in affiliated money market fund, at value (cost $39,472,869)	39,472,869

Total investments	260,264,180
Cash	16,414,710
Receivable for securities sold	3,693,531
Receivable for Fund shares sold	1,407,793
Dividends and interest receivable	189,437
Prepaid expenses and other assets	51,445

Total assets	282,021,096

Liabilities
Payable for securities purchased	55,653,517
Payable for Fund shares redeemed	102,745
Payable for daily variation margin on open futures contracts	16,231
Advisory fee payable	4,082
Distribution Plan expenses payable	96
Due to other related parties	1,414
Accrued expenses and other liabilities	32,098

Total liabilities	55,810,183

Net assets	$226,210,913

Net assets represented by
Paid-in capital	$202,676,341
Undistributed net investment income	143,057
Accumulated net realized gains on investments	2,099,722
Net unrealized gains on investments	21,291,793

Total net assets	$226,210,913

Net assets consists of
Class A	$3,288,467
Class B	2,001,082
Class C	635,334
Class I	220,286,030

Total net assets	$226,210,913

Shares outstanding (unlimited number of shares authorized)
Class A	203,638
Class B	124,328
Class C	39,524
Class I	13,657,413

Net asset value per share
Class A	$16.15
Class A — Offering price (based on sales charge of 5.75%)	$17.14
Class B	$16.10
Class C	$16.07
Class I	$16.13

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2006 (unaudited)

Investment income
Dividends	$1,809,068
Income from affiliate	75,875
Interest	7,253

Total investment income	1,892,196

Expenses
Advisory fee	521,475
Distribution Plan expenses
Class A	2,889
Class B	4,998
Class C	1,756
Administrative services fee	78,570
Transfer agent fees	33,455
Trustees’ fees and expenses	1,129
Printing and postage expenses	14,978
Custodian and accounting fees	13,742
Registration and filing fees	55,771
Professional fees	12,359
Interest expense	276
Other	10,175

Total expenses	751,573
Less: Expense reductions	(1,204)

Net expenses	750,369

Net investment income	1,141,827

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	5,433,573
Futures contracts	12,265

Net realized gains on investments	5,445,838
Net change in unrealized gains or losses on investments	1,894,648

Net realized and unrealized gains or losses on investments	7,340,486

Net increase in net assets resulting from operations	$8,482,313

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2006		Year Ended
	(unaudited)		July 31, 2005 (a)

Operations
Net investment income		$1,141,827		$522,118
Net realized gains on investments		5,445,838		1,281,018
Net change in unrealized gains or losses
on investments		1,894,648		9,644,005

Net increase in net assets resulting from
operations		8,482,313		11,447,141

Distributions to shareholders from
Net investment income
Class A		(10,908)		(3,879)
Class B		(3,579)		(18)
Class C		(1,372)		(19)
Class I		(1,119,783)		(487,330)
Net realized gains
Class A		(58,368)		(2,114)
Class B		(35,875)		(660)
Class C		(11,724)		(128)
Class I		(4,210,711)		(20,547,776)

Total distributions to shareholders		(5,452,320)		(21,041,924)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	114,127	1,788,217	102,753	1,595,381
Class B	117,079	1,843,445	7,732	120,394
Class C	34,946	546,287	9,053	142,812
Class I	5,549,592	88,962,937	285,031	4,437,095

		93,140,886		6,295,682

Net asset value of shares issued in
reinvestment of distributions
Class A	4,315	66,711	178	2,646
Class B	2,085	32,072	36	538
Class C	693	10,663	1	17
Class I	251,564	3,892,964	994,538	14,619,391

		4,002,410		14,622,592

Automatic conversion of Class B shares
to Class A shares
Class A	568	8,890	0	0
Class B	(570)	(8,890)	0	0

		0		0

Payment for shares redeemed
Class A	(17,637)	(274,732)	(724)	(11,241)
Class B	(1,928)	(30,502)	(402)	(6,304)
Class C	(5,227)	(82,512)	0	0
Class I	(2,090,474)	(32,694,595)	(592,731)	(9,300,188)

		(33,082,341)		(9,317,733)

Net increase in net assets resulting
from capital share transactions		64,060,955		11,600,541

Total increase in net assets		67,090,948		2,005,758
Net assets
Beginning of period		159,119,965		157,114,207

End of period	$ 226,210,913		$ 159,119,965

Undistributed net investment income		$143,057		$136,872

(a) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	April 30, 2005 (a) (b)

Operations
Net investment income		$1,708,094
Net realized gains on investments		105,583,784
Net change in unrealized gains or losses on investments		(67,647,248)

Net increase in net assets resulting from operations		39,644,630

Distributions to shareholders from
Net investment income
Class A		(2)
Class B		(2)
Class C		(2)
Class I		(1,858,250)
Net realized gains
Class I		(18,714,802)

Total distributions to shareholders		(20,573,058)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	58	1,000
Class B	296	5,023
Class C	58	1,000
Class I	1,023,730	17,068,331

		17,075,354

Net asset value of shares issued in reinvestment of distributions
Class I	1,162,287	19,924,862

Payment for shares redeemed
Class I	(12,379,161)	(212,886,424)

Net decrease in net assets resulting from capital share transactions		(175,886,208)

Total decrease in net assets		(156,814,636)
Net assets
Beginning of period		313,928,843

End of period		$157,114,207

Undistributed net investment income		$106,000

(a) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund (“SouthTrust Fund”). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.

(b) For Classes A, B and C, for the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Disciplined Value Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

Effective at the close of business on March 18, 2005, the net assets of SouthTrust Value Fund (“SouthTrust Fund”), a series of SouthTrust Funds, were acquired by the Fund in an exchange for shares of the Fund. Shares of SouthTrust Fund received Class I shares of the Fund. SouthTrust Fund contributed the majority of the net assets and shareholders to the Fund. The accounting and performance history of SouthTrust Fund has been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the

20

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase.

21

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the six months ended January 31, 2006, EIS received $1,288 from the sale of Class A shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $106,228,942 and $50,042,561, respectively, for the six months ended January 31, 2006.

At January 31, 2006, the Fund had open long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	January 31, 2006	Gain

March 2006	8 E-mini S&P 500	$511,443	$ 513,440	$ 1,997
	Index
March 2006	12 S&P 500 Index	4,775,306	4,813,500	38,194

On January 31, 2006, the aggregate cost of securities for federal income tax purposes was $239,236,559. The gross unrealized appreciation and depreciation on securities based on tax cost was $23,647,703 and $2,620,082, respectively, with a net unrealized appreciation of $21,027,621.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2006, the Fund did not participate in the interfund lending program.

22

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the six months ended January 31, 2006, the Fund had average borrowings outstanding of $5,820 (on an annualized basis) at a rate of 4.75% and paid interest of $276.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to

23

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

24

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

12. SUBSEQUENT DISTRIBUTIONS

On March 16, 2006, the Fund declared distributions from net investment income to shareholders of record on March 15, 2006. The per share amounts payable on March 17, 2006 were as follows:

Net
Investment
Income

Class A	$0.0528
Class B	0.0261
Class C	0.0258
Class I	0.0644

These distributions are not reflected in the accompanying financial statements.

13. SUBSEQUENT EVENTS

Effective April 3, 2006, EIMC is paid an annual fee starting at 0.62% and declining to 0.45% as the average daily net asset of the Fund increase. In addition, the Rule 12b-1 fee for Class A shares has been reduced to 0.25% of its average daily net assets.

25

This page left intentionally blank

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Vice President and Treasurer, State Street Research & Management Company (investment
Other directorships: None	advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications); Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney,
Trustee	Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 90 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

575709 3/2006

ANNUAL REPORT FOR EVERGREEN STRATEGIC VALUE FUND

JULY 31, 2005

Evergreen Strategic Value Fund

Annual Report As of July 31, 2005

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Strategic Value Fund, which covers the twelve-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, Gross Domestic Product (GDP) growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated

1

LETTER TO SHAREHOLDERS continued

from approximately 5% on a year-over-year basis at the start of the period to less than 4% at the investment period’s conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve’s flattening had monetary officials referring to the phenomenon as a “conundrum.” Though lower market interest rates improved equity valuations, Wall Street’s confusion over the yield curve’s message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market’s comfort with the Fed’s hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve’s message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate

2

LETTER TO SHAREHOLDERS continued

improved returns within the growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Notice to Shareholders:

Effective January 1, 2006, the dividend payment schedule for the fund will change from monthly to quarterly.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Timothy E. O’Grady
• John E. Gray, CFA
• Donald Jones
• C. Thomas Meisse, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/31/1981

	Class A	Class B	Class C	Class I	Class IS
Class inception date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	3/11/1998

Nasdaq symbol	ESSAX	ESSBX	ESSCX	ESSIX	ESSSX

Average annual return*

1-year with sales charge	7.32%	8.07%	12.10%	N/A	N/A

1-year w/o sales charge	13.87%	13.07%	13.10%	14.25%	13.92%

5-year	2.79%	3.23%	3.58%	4.28%	4.01%

10-year	8.33%	8.75%	8.75%	9.12%	8.85%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/ fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class IS, 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Classes I and IS prior to their inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for the class' respective mutual fund expenses. Classes A, B and C have been adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Strategic Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 13.87% for the twelve-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index (Russell 1000 Value) returned 19.03% ..

The fund seeks long-term capital growth with current income as a secondary objective.

The fund produced positive performance during the twelve month period, but it nevertheless underperformed the benchmark Russell 1000 Value. Our discipline focuses more heavily on large-cap value companies than does the Russell 1000 Value. During the twelve months, small- and mid-cap value stocks tended to outperform large-cap stocks. Throughout the period, we continued to emphasize better-quality, higher-yielding companies, with strong representation in sectors such as energy, telecommunications services, and health care. We favored those companies and industries that should benefit from greater corporate capital spending, as we believed the next leg in the economic cycle would come from an increase in business, rather than consumer spending. We continued to de-emphasize areas such as the information technology, financial services and consumer discretionary sectors, whose performance we believed was fueled by speculative factors and by the unusual situation in which long-term bond yields continued to decline despite the tightening policies of the Federal Reserve Board. We have remained apprehensive about the large amount of consumer debt and we have been concerned about the vulnerability of many financial companies to higher interest rates.

Although we temporarily cut back our energy position early in 2005 because we feared a correction in the sector, for most of the period we emphasized energy stocks, which contributed substantially to positive performance. Leading contributors in the sector included Peabody Energy Corp., the world’s largest private sector coal company, Marathon Oil, and National Oilwell Varco, a leader in the development and manufacture of oil and gas drilling equipment. In telecommunications services, we tended to avoid the traditional Bell South Corp. regional operating companies, which we believe are struggling to adapt to a changing environment, focusing instead on wireless companies. Several wireless operators delivered strong results for the fund, led by Western Wireless, Nextel Communications and Sprint Corp. We also had good stock selection in basic materials, led by Monsanto Corp., an investment we liquidated after its stock price exceeded our target, and Phelps Dodge, a leading copper miner.

Holding back results, however, were our health care holdings. Boston Scientific fell late in the period amid questions about possible problems with its stents used in cardiac treatment. Earlier, pharmaceutical companies Pfizer and Merck declined because of problems associated with their pain medications used in arthritis treatment. Among our industrials holdings, Tyco International was a disappointment after it reported lower-than-expected revenues, while Illinois Tool Works also declined. Telecommunications equipment company Avaya also held back results.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	2/1/2005	7/31/2005	Period*

Actual
Class A	$ 1,000.00	$ 1,051.40	$ 5.59
Class B	$ 1,000.00	$ 1,048.00	$ 9.14
Class C	$ 1,000.00	$ 1,047.94	$ 9.09
Class I	$ 1,000.00	$ 1,052.96	$ 4.02
Class IS	$ 1,000.00	$ 1,051.72	$ 5.34
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.34	$ 5.51
Class B	$ 1,000.00	$ 1,015.87	$ 9.00
Class C	$ 1,000.00	$ 1,015.92	$ 8.95
Class I	$ 1,000.00	$ 1,020.88	$ 3.96
Class IS	$ 1,000.00	$ 1,019.59	$ 5.26

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.10% for Class A, 1.80% for Class B, 1.79% for Class C, 0.79% for Class I and 1.05% for Class IS), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS A	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$21.63	$19.17	$17.78	$21.93

Income from investment operations
Net investment income (loss)	0.28	0.21	0.19	0.02[3]
Net realized and unrealized gains or losses on investments	2.70	2.46	1.39	(4.17)

Total from investment operations	2.98	2.67	1.58	(4.15)

Distributions to shareholders from
Net investment income	(0.29)	(0.21)	(0.19)	0

Net asset value, end of period	$24.32	$21.63	$19.17	$17.78

Total return[4]	13.87%	13.97%	8.98%	(18.92%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,098	$1,803	$ 900	$ 59
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.09%	1.08%	1.08%	0.67%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.09%	1.08%	1.08%	0.67%[5]
Net investment income (loss)	1.20%	0.96%	1.01%	0.19%[5]
Portfolio turnover rate	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS B	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$21.59	$19.15	$17.75	$21.93

Income from investment operations
Net investment income (loss)	0.12	0.07	0.07	0[3]
Net realized and unrealized gains or losses on investments	2.69	2.45	1.42	(4.18)

Total from investment operations	2.81	2.52	1.49	(4.18)

Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.09)	0

Net asset value, end of period	$24.26	$21.59	$19.15	$17.75

Total return[4]	13.07%	13.16%	8.43%	(19.06%)

Ratios and supplemental data
Net assets, end of period (thousands)	$2,284	$1,783	$1,066	$ 199
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.78%	1.80%	1.90%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.78%	1.80%	1.90%[5]
Net investment income (loss)	0.51%	0.26%	0.32%	0.06%[5]
Portfolio turnover rate	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,

CLASS C	2005	2004	2003	2002[1,2]

Net asset value, beginning of period	$21.58	$19.15	$17.76	$21.93

Income from investment operations
Net investment income (loss)	0.12	0.07	0.07	0[3]
Net realized and unrealized gains or losses on investments	2.70	2.44	1.41	(4.17)

Total from investment operations	2.82	2.51	1.48	(4.17)

Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.09)	0

Net asset value, end of period	$24.26	$21.58	$19.15	$17.76

Total return[4]	13.10%	13.13%	8.38%	(19.02%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,599	$1,185	$ 656	$ 139
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.78%	1.80%	1.82%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.79%	1.78%	1.80%	1.82%[5]
Net investment income (loss)	0.52%	0.26%	0.33%	(0.06%)[5]
Portfolio turnover rate	80%	61%	71%	39%

1 For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

2 Reflects a 10 for 1 stock split issued on April 26, 2002.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended
CLASS I	2005	2004	2003	2002[1]	2001[1,2]	June 30, 2001[1]

Net asset value, beginning of period	$ 21.63	$ 19.18	$ 17.76	$ 23.05	$ 23.00	$ 21.31

Income from investment operations
Net investment income (loss)	0.35	0.27	0.24	0.65[3]	0.02	0.23
Net realized and unrealized gains or losses on investments	2.71	2.45	1.42	(5.52)	0.04	1.97

Total from investment operations	3.06	2.72	1.66	(4.87)	0.06	2.20

Distributions to shareholders from
Net investment income	(0.36)	(0.27)	(0.24)	(0.22)	(0.01)	(0.23)
Net realized gains	0	0	0	(0.20)	0	(0.28)

Total distributions to shareholders	(0.36)	(0.27)	(0.24)	(0.42)	(0.01)	(0.51)

Net asset value, end of period	$ 24.33	$ 21.63	$ 19.18	$ 17.76	$ 23.05	$ 23.00

Total return	14.25%	14.24%	9.46%	(21.40%)	0.28%	10.38%

Ratios and supplemental data
Net assets, end of period (thousands)	$610,620	$743,224	$700,894	$732,110	$835,732	$815,097
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.79%	0.78%	0.80%	0.77%	0.76%[4]	0.75%
Expenses excluding waivers/reimbursements
and expense reductions	0.79%	0.78%	0.80%	0.77%	0.77%[4]	0.76%
Net investment income (loss)	1.55%	1.28%	1.36%	1.07%	0.78%[4]	1.01%
Portfolio turnover rate	80%	61%	71%	39%	3%	38%

1 Reflects a 10 for 1 stock split issued on April 26, 2002.

2 For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended July 31,
						Year Ended
CLASS IS	2005	2004	2003	2002[1]	2001[1,2]	June 30, 2001[1]

Net asset value, beginning of period	$21.63	$19.17	$17.76	$23.04	$22.99	$ 21.32

Income from investment operations
Net investment income (loss)	0.29	0.21	0.20	0.54[3]	0	0.18
Net realized and unrealized gains or losses on investments	2.70	2.47	1.41	(5.45)	0.05	1.94

Total from investment operations	2.99	2.68	1.61	(4.91)	0.05	2.12

Distributions to shareholders from
Net investment income	(0.30)	(0.22)	(0.20)	(0.17)	0	(0.17)
Net realized gains	0	0	0	(0.20)	0	(0.28)

Total distributions to shareholders	(0.30)	(0.22)	(0.20)	(0.37)	0	(0.45)

Net asset value, end of period	$24.32	$21.63	$19.17	$17.76	$23.04	$ 22.99

Total return	13.92%	14.03%	9.14%	(21.58%)	0.26%	10.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,491	$8,341	$6,728	$5,765	$9,884	$10,093
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.04%	1.03%	1.05%	1.01%	1.01%[4]	1.01%
Expenses excluding waivers/reimbursements
and expense reductions	1.04%	1.03%	1.05%	1.02%	1.02%[4]	1.02%
Net investment income (loss)	1.27%	1.03%	1.10%	0.82%	0.54%[4]	0.75%
Portfolio turnover rate	80%	61%	71%	39%	3%	38%

1 Reflects a 10 for 1 stock split issued on April 26, 2002.

2 For the one month ended July 31, 2001. The Fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 96.4%
CONSUMER DISCRETIONARY 9.3%
Media 6.7%
Comcast Corp., Class A *	410,579	$12,317,370
News Corp., Class A	931,137	15,252,024
Time Warner, Inc. *	841,815	14,327,691

		41,897,085

Multi-line Retail 0.8%
Dollar General Corp.	238,822	4,852,863

Specialty Retail 0.7%
Limited Brands, Inc.	192,282	4,687,835

Textiles, Apparel & Luxury Goods 1.1%
Liz Claiborne, Inc.	165,440	6,883,959

CONSUMER STAPLES 6.3%
Beverages 1.7%
Anheuser-Busch Companies, Inc.	82,323	3,651,025
Coca-Cola Enterprises, Inc.	297,080	6,981,380

		10,632,405

Food Products 1.7%
General Mills, Inc.	162,595	7,707,003
H.J. Heinz Co.	79,592	2,927,394

		10,634,397

Tobacco 2.9%
Altria Group, Inc.	271,837	18,202,205

ENERGY 11.5%
Energy Equipment & Services 2.0%
Grant Prideco, Inc. *	184,191	5,912,531
National Oilwell Varco, Inc. *	129,874	6,798,904

		12,711,435

Oil, Gas & Consumable Fuels 9.5%
Apache Corp.	56,510	3,865,284
Arch Coal, Inc. (p)	53,890	3,067,419
Cimarex Energy Co. *	164,562	6,901,730
ConocoPhillips	108,166	6,770,110
Exxon Mobil Corp.	258,043	15,160,026
Marathon Oil Corp.	79,286	4,627,131
Noble Energy, Inc.	76,003	6,271,008
Peabody Energy Corp.	105,623	6,943,656
Plains Exploration & Production Co. *	142,975	5,511,686

		59,118,050

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS 28.0%
Capital Markets 4.4%
Bank of New York Co.	280,262	$8,626,465
Merrill Lynch & Co., Inc.	61,631	3,622,670
Morgan Stanley	293,005	15,543,915

		27,793,050

Commercial Banks 7.6%
Bank of America Corp.	489,843	21,357,155
Compass Bancshares, Inc.	70,164	3,382,606
SunTrust Banks, Inc.	97,379	7,081,401
U.S. Bancorp	328,381	9,871,133
Wells Fargo & Co.	95,340	5,848,156

		47,540,451

Diversified Financial Services 6.8%
Citigroup, Inc.	513,404	22,333,074
JPMorgan Chase & Co.	574,413	20,184,873

		42,517,947

Insurance 3.6%
Allstate Corp.	145,745	8,928,339
American International Group, Inc.	223,196	13,436,399

		22,364,738

Thrifts & Mortgage Finance 5.6%
Freddie Mac	183,149	11,589,668
Sovereign Bancorp, Inc. (p)	348,700	8,365,313
Washington Mutual, Inc. (p)	352,812	14,987,454

		34,942,435

HEALTH CARE 8.9%
Health Care Equipment & Supplies 2.7%
Boston Scientific Corp. *	330,282	9,561,664
Thermo Electron Corp. *	238,237	7,113,757

		16,675,421

Pharmaceuticals 6.2%
Abbott Laboratories	144,895	6,756,454
Merck & Co., Inc.	161,839	5,026,719
Pfizer, Inc.	685,596	18,168,294
Wyeth	190,015	8,693,186

		38,644,653

INDUSTRIALS 10.9%
Aerospace & Defense 2.4%
Honeywell International, Inc.	226,390	8,892,599
Northrop Grumman Corp.	108,420	6,011,889

		14,904,488

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 6.5%
3M Co.	106,440	$7,983,000
General Electric Co.	472,592	16,304,424
Tyco International, Ltd.	533,127	16,244,380

		40,531,804

Machinery 2.0%
Illinois Tool Works, Inc.	58,606	5,019,604
Ingersoll-Rand Co., Ltd., Class A	95,412	7,458,356

		12,477,960

INFORMATION TECHNOLOGY 10.1%
Communications Equipment 2.8%
Avaya, Inc. *	561,434	5,799,613
Corning, Inc. *	167,440	3,189,732
Motorola, Inc.	408,499	8,652,009

		17,641,354

Computers & Peripherals 1.8%
International Business Machines Corp.	135,851	11,338,125

IT Services 1.0%
First Data Corp.	142,417	5,859,035

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	396,613	10,764,077
Maxim Integrated Products, Inc.	120,236	5,034,281

		15,798,358

Software 2.0%
Computer Associates International, Inc.	73	2,004
Microsoft Corp.	480,345	12,301,635

		12,303,639

MATERIALS 3.0%
Chemicals 0.7%
E.I. DuPont de Nemours & Co.	104,699	4,468,553

Metals & Mining 2.3%
Phelps Dodge Corp. (p)	84,015	8,943,397
United States Steel Corp. (p)	127,474	5,436,766

		14,380,163

TELECOMMUNICATION SERVICES 5.4%
Diversified Telecommunication Services 5.4%
Alltel Corp.	126,103	8,385,850
BellSouth Corp.	208,790	5,762,604
Sprint Corp.	734,497	19,757,969

		33,906,423

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
UTILITIES 3.0%
Electric Utilities 3.0%
DPL, Inc. (p)	401,572	$11,083,387
Exelon Corp.	147,580	7,898,482
		18,981,869

Total Common Stocks (cost $527,578,235)		602,690,700

SHORT-TERM INVESTMENTS 8.5%
MUTUAL FUND SHARES 8.5%
Evergreen Institutional Money Market Fund ø	14,179,067	14,179,067
Navigator Prime Portfolio (p)(p)	39,019,760	39,019,760

Total Short-Term Investments (cost $53,198,827)		53,198,827

Total Investments (cost $580,777,062) 104.9%		655,889,527
Other Assets and Liabilities (4.9%)		(30,796,799)

Net Assets 100.0%		$625,092,728

* Non-income producing security
(p)	All or a portion of this security is on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(p)(p)	Represents investment of cash collateral received from securities on loan.

The following table shows the percent of total long-term investments by sector as of July 31, 2005:
Financials	29.1%
Energy	11.9%
Industrials	11.3%
Information Technology	10.4%
Consumer Discretionary	9.7%
Health Care	9.2%
Consumer Staples	6.6%
Telecommunication Services	5.6%
Utilities	3.1%
Materials	3.1%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $566,597,995) including $37,653,782 of securities loaned	$641,710,460
Investments in affiliates, at value (cost $14,179,067)	14,179,067

Total investments	655,889,527
Receivable for securities sold	16,314,583
Receivable for Fund shares sold	4,917
Dividends receivable	894,961
Receivable for securities lending income	1,080
Prepaid expenses and other assets	21,097

Total assets	673,126,165

Liabilities
Dividends payable	414,436
Payable for securities purchased	7,849,094
Payable for Fund shares redeemed	660,294
Payable for securities on loan	39,019,760
Advisory fee payable	32,141
Distribution Plan expenses payable	555
Due to other related parties	5,259
Accrued expenses and other liabilities	51,898

Total liabilities	48,033,437

Net assets	$625,092,728

Net assets represented by
Paid-in capital	$519,924,932
Overdistributed net investment income	(55,078)
Accumulated net realized gains on investments	30,110,409
Net unrealized gains on investments	75,112,465

Total net assets	$625,092,728

Net assets consists of
Class A	$2,098,383
Class B	2,283,800
Class C	1,599,269
Class I	610,620,298
Class IS	8,490,978

Total net assets	$625,092,728

Shares outstanding (unlimited number of shares authorized)
Class A	86,294
Class B	94,142
Class C	65,933
Class I	25,101,308
Class IS	349,195

Net asset value per share
Class A	$24.32
Class A — Offering price (based on sales charge of 5.75%)	$25.80
Class B	$24.26
Class C	$24.26
Class I	$24.33
Class IS	$24.32

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended July 31, 2005

Investment income
Dividends (net of foreign withholding taxes of $6,827)	$15,990,492
Income from affiliates	178,011
Securities lending	10,372

Total investment income	16,178,875

Expenses
Advisory fee	4,299,639
Distribution Plan expenses
Class A	5,788
Class B	20,374
Class C	15,806
Class IS	20,630
Administrative services fee	691,866
Transfer agent fees	83,767
Trustees’ fees and expenses	13,191
Printing and postage expenses	45,635
Custodian and accounting fees	178,237
Registration and filing fees	102,574
Professional fees	29,250
Interest expense	2,602
Other	17,161

Total expenses	5,526,520
Less: Expense reductions	(5,676)
Expense reimbursements	(140)

Net expenses	5,520,704

Net investment income	10,658,171

Net realized and unrealized gains or losses on investments
Net realized gains on investments	105,751,434
Net change in unrealized gains or losses on investments	(23,285,771)

Net realized and unrealized gains or losses on investments	82,465,663

Net increase in net assets resulting from operations	$93,123,834

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,

	2005		2004

Operations
Net investment income		$10,658,171		$9,843,187
Net realized gains on investments		105,751,434		58,230,185
Net change in unrealized gains or
losses on investments		(23,285,771)		36,608,103

Net increase in net assets resulting
from operations		93,123,834		104,681,475

Distributions to shareholders from
Net investment income
Class A		(24,291)		(11,873)
Class B		(12,640)		(5,217)
Class C		(9,785)		(3,455)
Class I		(10,696,202)		(9,849,832)
Class IS		(108,060)		(80,270)

Total distributions to shareholders		(10,850,978)		(9,950,647)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	56,742	1,308,866	56,562	1,209,779
Class B	30,965	715,544	41,132	849,358
Class C	30,315	669,373	36,244	758,093
Class I	1,974,648	44,872,010	8,037,100	164,001,151
Class IS	160,887	3,714,572	244,988	5,121,944

		51,280,365		171,940,325

Net asset value of shares issued in
reinvestment of distributions
Class A	954	21,936	506	10,586
Class B	466	10,659	201	4,149
Class C	319	7,299	114	2,355
Class I	83,077	1,905,311	104,486	2,174,314
Class IS	2,862	65,728	2,261	47,176

		2,010,933		2,238,580

Automatic conversion of Class B
shares to Class A shares
Class A	2,434	55,845	5,291	104,783
Class B	(2,440)	(55,845)	(5,296)	(104,783)

		0		0

Payment for shares redeemed
Class A	(57,225)	(1,318,364)	(25,943)	(553,786)
Class B	(17,459)	(405,061)	(9,106)	(191,393)
Class C	(19,628)	(453,460)	(15,677)	(329,293)
Class I	(11,314,162)	(260,030,923)	(10,332,796)	(217,320,847)
Class IS	(200,174)	(4,601,143)	(212,559)	(4,421,977)

		(266,808,951)		(222,817,296)

Net decrease in net assets resulting
from capital share transactions		(213,517,653)		(48,638,391)

Total increase (decrease) in net assets		(131,244,797)		46,092,437
Net assets
Beginning of period		756,337,525		710,245,088

End of period	$ 625,092,728		$ 756,337,525

Undistributed (overdistributed)
net investment income		$(55,078)		$137,729

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Value Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividends paid through share redemptions. During the year ended July 31, 2005, the following amounts were reclassified:

Paid-in capital	$5,839,637
Accumulated net realized gains on investments	(5,839,637)

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.55% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended July 31, 2005, EIMC reimbursed other expenses in the amount of $140.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the

20

NOTES TO FINANCIAL STATEMENTS continued

aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended July 31, 2005, the Fund paid brokerage commissions of $7,850 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares, 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended July 31, 2005, EIS received $2,776 from the sale of Class A shares and $6,839 and $263 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $545,955,304 and $762,097,441, respectively, for the year ended July 31, 2005.

During the year ended July 31, 2005, the Fund loaned securities to certain brokers. At July 31, 2005, the value of securities on loan and the value of collateral amounted to $37,653,782 and $39,019,760, respectively.

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $586,091,777. The gross unrealized appreciation and depreciation on securities based on tax cost was $89,159,569 and $19,361,819, respectively, with a net unrealized appreciation of $69,797,750.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended July 31, 2005, the Fund did not participate in the interfund lending program.

21

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Overdistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$ 55,078	$ 35,425,124	$ 69,797,750

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid were $10,850,978 and $9,950,647 of ordinary income for the years ended July 31, 2005 and July 31, 2004, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended July 31, 2005, the Fund had average borrowings outstanding of $90,662 at an average rate of 2.87% and paid interest of $2,602

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

22

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

23

NOTES TO FINANCIAL STATEMENTS continued

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

13. SUBSEQUENT DISTRIBUTIONS

On August 31, 2005, the Fund declared distributions from net investment income to shareholders of record on August 30, 2005. The per share amounts payable on September 1, 2005 are as follows:

Net Investment
Income

Class A	$.0198
Class B	.0065
Class C	.0056
Class I	.0262
Class IS	.0212

These distributions are not reflected in the accompanying financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Value Fund, a series of Evergreen Select Equity Trust, as of July 31, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Value Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
September 21, 2005

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office. Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

567511 rv2 9/2005

ANNUAL REPORT FOR EVERGREEN DISCIPLINED VALUE FUND

JULY 31, 2005

Evergreen Disciplined Value Fund

Annual Report as of July 31, 2005

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND'S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENTS OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov. The fund's proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2005, Evergreen Investment Management Company, LLC.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

September 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Disciplined Value Fund, which covers the three-month period ended July 31, 2005.

Over the past twelve months, the U.S. equity markets had to contend, once again, with a variety of challenges. Moderating economic growth, tighter monetary policy, rising oil prices, slower profit growth, the Presidential election, and terrorism all combined at various times throughout the year to increase market volatility. Throughout this turbulent market action, our equity portfolio teams focused on their investment disciplines and the long-term fundamentals, rather than short-term volatility, when making their portfolio decisions. We continue to believe that this strict adherence to the fundamentals, particularly relative to earnings and interest rates, will enable our clients to best achieve their long-term investment goals.

Throughout the investment period, the U.S. economy frequently sent mixed signals to the financial markets. The bottom line was that economic growth was still good; it was just no longer great. We believed that the breadth of output, including more moderate levels of personal consumption and capital investment, would lend credibility to the sustainability of the expansion. Yet as the period progressed, GDP growth had clearly moderated and the economy generated a variety of conflicting reports. For example, it was not uncommon for a given month to generate a larger than expected rise in retail sales, while at the same time experiencing a drop in consumer confidence. Though the markets were often rattled by these incongruities, we believed that this was characteristic of the transition from recovery to expansion within the economic cycle. Indeed, the rate of growth in GDP had moderated from approximately 5% on a

1

LETTER TO SHAREHOLDERS continued

year-over-year basis at the start of the period to less than 4% at the investment period's conclusion.

Despite this moderation in output, the Federal Reserve maintained its strategy of gradually higher interest rates. Since monetary policy had been stimulative for most of the prior three years, central bankers were determined in their efforts to prevent inflation, raising their target for the federal funds rate by twenty-five basis points at every policy meeting over the past year. Yet long-term interest rates continued to decline and the extent of the yield curve's flattening had monetary officials referring to the phenomenon as a "conundrum." Though lower market interest rates improved equity valuations, Wall Street's confusion over the yield curve's message often pressured stocks. Many believed that the flattening yield curve presaged an economic downturn, while others believed it simply portrayed the market's comfort with the Fed's hold on the threat of long-term inflation. Given our forecast for more moderate levels of growth in consumption and investment supporting the expansion, we took the more favorable view of the yield curve's message. Higher oil prices would likely serve to dampen output, in our opinion, and we believed the absence of threatening wage growth would enable the Federal Reserve to continue its less stimulative, rather than more restrictive, path for monetary policy.

Similar to the transition in economic growth, our equity analysts prepared for a transition to more moderate, though still solid, levels of growth in corporate profits. Indeed, after having climbed by approximately 20% in 2004, our equity portfolio managers positioned their portfolios for corporate earnings to rise in the range of 8%-10% during 2005. Earnings were better than forecasted, though, due to the improved operating leverage on corporate income statements, driven by the major cost cutting programs at many companies and the dramatic refinancing of corporate debt over the past few years. The anticipated deceleration in profit growth further renewed the desire for income, enabling the value style of investing to outperform growth. Yet the strong cash flows in many growth industries combined with new fiscal incentives to increase payouts to generate improved returns within the

2

LETTER TO SHAREHOLDERS continued

growth style towards the end of the investment period. Small and mid-cap stocks outperformed large caps during the investment period, but we look for many bigger corporations to gather strength in the coming quarters, as the market has historically rewarded those companies with market share, scale, brand identity, cash, and international presence as the economic cycle matures.

We continue to look for market growth to approach profit growth, with total returns being enhanced by the improving trend for dividends. As always, we continue to recommend a fully diversified, long-term approach for equity investors.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio managers for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our Web site.

Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing SEC actions involving the Evergreen Funds.

3

FUND AT A GLANCE

as of July 31, 2005

MANAGEMENT TEAM

Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 6/30/2005.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 5/8/1992

	Class A	Class B	Class C	Class I
Class inception date	3/18/2005	3/18/2005	3/18/2005	5/8/1992

Nasdaq symbol	EDSAX	EDSBX	EDSCX	EDSIX

3-month return with sales charge	1.59%	2.70%	6.44%	N/A

3-month return w/o sales charge	7.76%	7.35%	7.37%	7.65%

Average annual return*

1-year with sales charge	13.47%	15.12%	19.05%	N/A

1-year w/o sales charge	20.42%	20.01%	20.03%	20.38%

5-year	5.15%	6.02%	6.34%	6.40%

10-year	10.54%	11.16%	11.16%	11.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Disciplined Value Fund Class A shares, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 7.76% for the three-month period ended July 31, 2005, excluding any applicable sales charges. During the same period, the Russell 1000 Value Index (Russell 1000 Value) returned 6.52% ..

The fund seeks long-term capital growth, with income as a secondary consideration.

Equity prices rose sharply in a generally favorable investment environment for the three-month period ending July 31, 2005. This period covers the time span from the end of the fund's previous fiscal year on April 30, 2005 to the conclusion of the fund's new fiscal year, on July 31. Investor confidence was buoyed by robust economic growth, strong earnings gains, low interest rates and modest inflation. Recognizing the strength in the economy, the U.S. Federal Reserve Board continued to focus on controlling the risks of inflation by raising short-term interest rates. In this environment, investors adjusted their expectations in line with an outlook of continued economic growth, but at a decelerating rate. They tended to place the greatest emphasis on company-specific prospects and quality of earnings. Large-cap value stocks continued to perform well and the fund outperformed the benchmark Russell 1000 Value Index during the three months. The fund uses a diversified value strategy, selecting from among large company value stocks. The investment approach relies largely on bottom-up, quantitative analysis for security selection. Traditional fundamental analysis is used to ensure the quantitative measures are relevant and to include assessments of important factors that may be difficult to quantify. Volatility and risk are explicitly managed to ensure a well diversified portfolio.

During the three months, stock selection provided most of the outperformance, led by the financials and consumer discretionary sectors. Overweight positions in IndyMac Bancorp, Inc. and First American Corp. contributed most among financials. Strong stock selection in the consumer discretionary sector was led by overweight positions in Advance Auto Parts, Inc., JC Penney Co., Inc. and Nordstrom, Inc.

While overall stock selection was positive, the lowest contributions came from selections within telecommunications and consumer staples. Within telecommunications, the decisions to underweight Alltel Corp. and Nextel Communications, Inc. detracted most from performance. Overweight positions in General Mills, Inc. and Clorox Co. detracted from performance in consumer staples. In terms of sector allocation, the overall contribution was positive, led by an underweight position in materials.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005. Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund's investment objective is nonfundamental and may be changed without a vote of the fund's shareholders.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of July 31, 2005, and subject to change.

5

ABOUT YOUR FUND'S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example for Class A, Class B and Class C is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 18, 2005 (commencement of class operations) to July 31, 2005. The actual expense Example for Class I is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005. The hypothetical expense Example for each class is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2005 to July 31, 2005.

The example illustrates your fund's costs in two ways:

• Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending
	Beginning	Account	Expenses
	Account	Value	Paid During
	Value	7/31/2005	Period

Actual
Class A	$ 1,000.00	$ 1,055.90	$ 4.72*
Class B	$ 1,000.00	$ 1,052.30	$ 7.48*
Class C	$ 1,000.00	$ 1,052.49	$ 8.04*
Class I	$ 1,000.00	$ 1,077.94	$ 4.69**
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.55	$ 6.31**
Class B	$ 1,000.00	$ 1,014.88	$ 9.99**
Class C	$ 1,000.00	$ 1,014.13	$ 10.74**
Class I	$ 1,000.00	$ 1,020.28	$ 4.56**

* For Class A, Class B and Class C shares of the Fund, expenses are equal to the annualized expense ratio of each class (1.26% for Class A, 2.00% for Class B and 2.15% for Class C),
multiplied by the average account value over the period since each class' commencement of operations (March 18, 2005), multiplied by 133 / 365 days.
** For each class of the Fund, expenses are equal to the annualized expense ratio of each class
(1.26% for Class A, 2.00% for Class B, 2.15% for Class C and 0.91% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS A	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.96	$17.35

Income from investment operations
Net investment income (loss)	0.05	0.01
Net realized and unrealized gains or losses on investments	1.08	(0.36)

Total from investment operations	1.13	(0.35)

Distributions to shareholders from
Net investment income	(0.04)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.27)	(0.04)

Net asset value, end of period	$15.82	$16.96

Total return [3]	7.76%	(2.01%)

Ratios and supplemental data
Net assets, end of period (thousands)	$1,617	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.26% [4]	1.11% [4]
Expenses excluding waivers/reimbursements and expense reductions	1.26% [4]	1.11% [4]
Net investment income (loss)	0.74% [4]	0.58% [4]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Excluding applicable sales charges

4 Annualized

See Notes to FinancialStatements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS B	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0.01 [3]	0 [3]
Net realized and unrealized gains or losses on investments	1.06	(0.34)

Total from investment operations	1.07	(0.34)

Distributions to shareholders from
Net investment income	(0.02)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.25)	(0.04)

Net asset value, end of period	$15.79	$16.97

Total return [4]	7.35%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 121	$ 5
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.00% [5]	1.82% [5]
Expenses excluding waivers/reimbursements and expense reductions	2.00% [5]	1.82% [5]
Net investment income (loss)	0.16% [5]	0.10% [5]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to FinancialStatements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
CLASS C	July 31, 2005 [1]	April 30, 2005 [2]

Net asset value, beginning of period	$16.97	$17.35

Income from investment operations
Net investment income (loss)	0 [3]	0
Net realized and unrealized gains or losses on investments	1.08	(0.34)

Total from investment operations	1.08	(0.34)

Distributions to shareholders from
Net investment income	(0.03)	(0.04)
Net realized gains	(2.23)	0

Total distributions to shareholders	(2.26)	(0.04)

Net asset value, end of period	$15.79	$16.97

Total return [4]	7.37%	(1.97%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 144	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.16% [5]	1.85% [5]
Expenses excluding waivers/reimbursements and expense reductions	2.16% [5]	1.85% [5]
Net investment income (loss)	(0.09%) [5]	(0.16%) [5]
Portfolio turnover rate	15%	54%

1 For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

2 For the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excluding applicable sales charges

5 Annualized

See Notes to FinancialStatements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended April 30,
	Year Ended
CLASS I	July 31, 2005 1	2005 [2]	2004 [2]	2003 [2]	2002 [2]	2001 [2]

Net asset value, beginning of period	$ 16.97	$ 16.14	$ 12.30	$ 15.29	$ 17.04	$ 16.97

Income from investment operations
Net investment income (loss)	0.05	0.12	0.08	0.09	0.08	0.09
Net realized and unrealized gains or losses on investments	1.07	1.84 [3]	3.83	(2.93)	(1.45)	1.75

Total from investment operations	1.12	1.96	3.91	(2.84)	(1.37)	1.84

Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.07)	(0.09)	(0.07)	(0.09)
Net realized gains	(2.23)	(1.01)	0	(0.06)	(0.31)	(1.68)

Total distributions to shareholders	(2.28)	(1.13)	(0.07)	(0.15)	(0.38)	(1.77)

Net asset value, end of period	$ 15.81	$ 16.97	$ 16.14	$ 12.30	$ 15.29	$ 17.04

Total return	7.65%	12.10%	31.87% [4]	(18.50%) [4]	(8.04%) [4]	12.12% [4]

Ratios and supplemental data
Net assets, end of period (thousands)	$157,238	$157,107	$313,929	$250,385	$325,965	$345,656
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.91% [5]	0.99%	0.99%	0.99%	0.98%	0.98%
Expenses excluding waivers/reimbursements
and expense reductions	0.91% [5]	1.20%	1.19%	1.19%	1.18%	1.18%
Net investment income (loss)	1.34% [5]	0.64%	0.54%	0.74%	0.49%	0.53%
Portfolio turnover rate	15%	54%	33%	37%	43%	54%

[1] For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.
[2] Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust Fund").
SouthTrust Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 21, 2005 are those of SouthTrust Fund.
[3] The per share net realized and unrealized gains or losses are not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4] Excluding any sales charges applicable to SouthTrust Fund
[5] Annualized

See Notes to FinancialStatements

10

SCHEDULE OF INVESTMENTS

July 31, 2005

	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 10.8%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	44,094	$1,530,062

Household Durables 1.2%
Fortune Brands, Inc.	9,369	885,839
Pulte Homes, Inc.	11,503	1,076,911

		1,962,750

Media 5.3%
Comcast Corp., Class A *	24,138	741,761
Omnicom Group, Inc.	14,435	1,225,098
Time Warner, Inc. *	168,041	2,860,058
Viacom, Inc., Class B	47,203	1,580,828
Walt Disney Co.	77,730	1,992,997

		8,400,742

Multi-line Retail 1.7%
J.C. Penney Co., Inc.	24,748	1,389,353
Nordstrom, Inc.	34,904	1,291,797

		2,681,150

Specialty Retail 1.1%
Advance Auto Parts, Inc. *	26,274	1,811,855

Textiles, Apparel & Luxury Goods 0.5%
VF Corp.	13,229	781,040

CONSUMER STAPLES 6.4%
Beverages 0.5%
Pepsi Bottling Group, Inc.	26,889	784,083

Food & Staples Retailing 2.0%
BJ's Wholesale Club, Inc. *	48,999	1,562,578
CVS Corp.	54,692	1,697,093

		3,259,671

Food Products 1.8%
Dean Foods Co. *	22,833	815,138
General Mills, Inc.	24,483	1,160,494
Tyson Foods, Inc., Class A	44,162	823,180

		2,798,812

Household Products 0.5%
Clorox Co.	14,894	831,830

Tobacco 1.6%
Altria Group, Inc.	38,089	2,550,440

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
ENERGY 14.0%
Oil, Gas & Consumable Fuels 14.0%
Amerada Hess Corp.	13,508	$1,592,053
BP plc, ADR	45,613	3,004,985
Chevron Corp.	73,139	4,242,793
ConocoPhillips	55,330	3,463,105
Exxon Mobil Corp.	109,368	6,425,370
Marathon Oil Corp.	33,140	1,934,050
Valero Energy Corp.	19,798	1,638,879

		22,301,235

FINANCIALS 31.1%
Capital Markets 3.4%
Bear Stearns Companies, Inc.	17,953	1,833,181
Goldman Sachs Group, Inc.	11,977	1,287,288
Lehman Brothers Holdings, Inc.	22,520	2,367,527

		5,487,996

Commercial Banks 5.3%
Bank of America Corp.	130,255	5,679,118
U.S. Bancorp	93,576	2,812,895

		8,492,013

Consumer Finance 0.4%
MBNA Corp.	23,672	595,588

Diversified Financial Services 7.5%
CIT Group, Inc.	42,631	1,881,732
Citigroup, Inc.	158,079	6,876,437
JPMorgan Chase & Co.	64,989	2,283,713
Principal Financial Group, Inc.	21,048	925,060

		11,966,942

Insurance 7.8%
ACE, Ltd.	28,462	1,315,229
Allstate Corp.	38,825	2,378,420
Chubb Corp.	16,088	1,428,936
First American Corp.	41,223	1,811,751
Hartford Financial Services Group, Inc.	25,691	2,069,924
St. Paul Travelers Companies, Inc.	50,771	2,234,939
XL Capital, Ltd., Class A	15,292	1,098,271

		12,337,470

Real Estate 2.3%
Equity Office Properties Trust REIT	40,782	1,445,722
HRPT Properties Trust REIT	81,960	1,056,464
Trizec Properties, Inc. REIT	53,371	1,172,561

		3,674,747

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Thrifts & Mortgage Finance 4.4%
Countrywide Financial Corp.	49,778	$1,792,008
Freddie Mac	39,770	2,516,646
IndyMac Bancorp, Inc.	33,319	1,453,041
MGIC Investment Corp.	17,326	1,188,217

		6,949,912

HEALTH CARE 8.2%
Biotechnology 0.4%
Invitrogen Corp. *	6,552	561,965

Health Care Equipment & Supplies 0.8%
Hospira, Inc. *	34,037	1,301,915

Health Care Providers & Services 2.4%
CIGNA Corp.	6,015	642,101
HCA, Inc.	24,302	1,196,874
McKesson Corp.	44,726	2,012,670

		3,851,645

Pharmaceuticals 4.6%
Johnson & Johnson	29,343	1,876,778
Merck & Co., Inc.	43,216	1,342,289
Pfizer, Inc.	156,592	4,149,688

		7,368,755

INDUSTRIALS 9.0%
Aerospace & Defense 3.6%
General Dynamics Corp.	11,354	1,307,867
Goodrich Corp.	42,197	1,866,795
Northrop Grumman Corp.	32,956	1,827,410
Precision Castparts Corp.	7,934	713,902

		5,715,974

Air Freight & Logistics 0.6%
Ryder System, Inc.	23,389	911,937

Commercial Services & Supplies 1.6%
Cendant Corp.	120,832	2,580,972

Industrial Conglomerates 0.9%
General Electric Co.	40,659	1,402,736

Machinery 1.8%
Deere & Co.	21,654	1,592,219
Paccar, Inc.	16,980	1,226,295

		2,818,514

Road & Rail 0.5%
Yellow Roadway Corp. *	16,964	897,565

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 4.4%
Communications Equipment 1.0%
Harris Corp.	22,606	$838,004
Motorola, Inc.	35,455	750,937

		1,588,941

Computers & Peripherals 1.9%
Hewlett-Packard Co.	45,597	1,122,598
International Business Machines Corp.	22,076	1,842,463

		2,965,061

IT Services 1.0%
Computer Sciences Corp. *	13,148	601,915
Fiserv, Inc. *	12,492	554,270
Sabre Holdings Corp., Class A	26,583	510,394

		1,666,579

Office Electronics 0.5%
Xerox Corp. *	54,035	713,803

MATERIALS 4.1%
Chemicals 0.8%
Eastman Chemical Co.	24,466	1,355,172

Construction Materials 1.0%
Lafarge North America, Inc.	23,697	1,653,577

Containers & Packaging 0.4%
Ball Corp.	14,789	561,242

Metals & Mining 1.0%
Phelps Dodge Corp.	14,570	1,550,976

Paper & Forest Products 0.9%
Georgia-Pacific Corp.	42,644	1,456,293

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 4.0%
AT&T Corp.	40,878	809,384
SBC Communications, Inc.	99,002	2,420,599
Sprint Corp.	47,184	1,269,250
Verizon Communications, Inc.	52,954	1,812,615

		6,311,848

UTILITIES 6.6%
Electric Utilities 3.5%
American Electric Power Co., Inc.	30,149	1,166,766
CenterPoint Energy, Inc.	83,362	1,145,394
Edison International	40,101	1,639,329
FirstEnergy Corp.	31,720	1,579,022
Westar Energy, Inc.	412	10,024

		5,540,535

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

July 31, 2005

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 2.2%
Constellation Energy Group, Inc.	23,989	$1,444,378
TXU Corp.	22,518	1,950,959

		3,395,337

Multi-Utilities 0.9%
Sempra Energy	34,633	1,471,902

Total Common Stocks (cost $137,444,437)		156,841,582

SHORT-TERM INVESTMENTS 1.2%
MUTUAL FUND SHARES 1.2%
Evergreen Institutional Money Market Fund ø (cost $1,970,032)	1,970,032	1,970,032

Total Investments (cost $139,414,469) 99.8%		158,811,614
Other Assets and Liabilities 0.2%		308,351

Net Assets 100.0%		$159,119,965

*	Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The following table shows the percent of total long-term investments by sector as of July 31, 2005:

Financials	31.6%
Energy	14.2%
Consumer Discretionary	11.0%
Industrials	9.1%
Health Care	8.4%
Utilities	6.6%
Consumer Staples	6.5%
Information Technology	4.4%
Materials	4.2%
Telecommunication Services	4.0%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

Assets
Investments in securities, at value (cost $137,444,437)	$156,841,582
Investments in affiliates, at value (cost $1,970,032)	1,970,032

Total investments	158,811,614
Receivable for Fund shares sold	30,221
Dividends receivable	243,856
Prepaid expenses and other assets	93,960

Total assets	159,179,651

Liabilities
Payable for Fund shares redeemed	3,363
Advisory fee payable	8,709
Distribution Plan expenses payable	56
Due to other related parties	6,017
Accrued expenses and other liabilities	41,541

Total liabilities	59,686

Net assets	$159,119,965

Net assets represented by
Paid-in capital	$138,615,386
Undistributed net investment income	136,872
Accumulated net realized gains on investments	970,562
Net unrealized gains on investments	19,397,145

Total net assets	$159,119,965

Net assets consists of
Class A	$1,617,380
Class B	121,006
Class C	143,867
Class I	157,237,712

Total net assets	$159,119,965

Shares outstanding (unlimited number of shares authorized)
Class A	102,265
Class B	7,662
Class C	9,112
Class I	9,946,731

Net asset value per share
Class A	$15.82
Class A - Offering price (based on sales charge of 5.75%)	$16.79
Class B	$15.79
Class C	$15.79
Class I	$15.81

See Notes to Financial Statements

16

STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	July 31, 2005 (a)	April 30, 2005 (b) (c)

Investment income
Dividends (net of foreign withholding taxes of $2,585 and
$37,963, respectively)	$ 859,076	$ 4,204,795
Income from affiliates	18,107	161,140

Total investment income	877,183	4,365,935

Expenses
Advisory fee	257,379	2,005,579
Distribution Plan expenses
Class A	595	0
Class B	80	2
Class C	43	1
Shareholder services fee	0	627,925
Administrative services fee	38,861	257,825
Transfer agent fees	3,231	44,835
Trustees' fees and expenses	561	10,628
Printing and postage expenses	10,610	28,885
Custodian and accounting fees	10,435	131,625
Registration and filing fees	14,981	20,410
Professional fees	16,220	26,245
Other	2,694	53,806

Total expenses	355,690	3,207,766
Less: Expense reductions	(625)	(215)
Fee waivers	0	(549,710)

Net expenses	355,065	2,657,841

Net investment income	522,118	1,708,094

Net realized and unrealized gains or losses on investments
Net realized gains on investments	1,281,018	105,583,784
Net change in unrealized gains or losses on investments	9,644,005	(67,647,248)

Net realized and unrealized gains or losses on investments	10,925,023	37,936,536

Net increase in net assets resulting from operations	$ 11,447,141	$ 39,644,630

(a) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31,
2005.
(b) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.
(c) For Classes A, B and C, for the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	July 31, 2005 (a)		April 30, 2005 (b) (c)

Operations
Net investment income		$ 522,118		$ 1,708,094
Net realized gains on investments		1,281,018		105,583,784
Net change in unrealized gains or losses
on investments		9,644,005		(67,647,248)

Net increase in net assets resulting from
operations		11,447,141		39,644,630

Distributions to shareholders from
Net investment income
Class A		(3,879)		(2)
Class B		(18)		(2)
Class C		(19)		(2)
Class I		(487,330)		(1,858,250)
Net realized gains
Class A		(2,114)		0
Class B		(660)		0
Class C		(128)		0
Class I		(20,547,776)		(18,714,802)

Total distributions to shareholders		(21,041,924)		(20,573,058)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	102,753	1,595,381	58	1,000
Class B	7,732	120,394	296	5,023
Class C	9,053	142,812	58	1,000
Class I	285,031	4,437,095	1,023,730	17,068,331

		6,295,682		17,075,354

Net asset value of shares issued in
reinvestment of distributions
Class A	178	2,646	0	0
Class B	36	538	0	0
Class C	1	17	0	0
Class I	994,538	14,619,391	1,162,287	19,924,862

		14,622,592		19,924,862

Payment for shares redeemed
Class A	(724)	(11,241)	0	0
Class B	(402)	(6,304)	0	0
Class I	(592,731)	(9,300,188)	(12,379,161)	(212,886,424)

		(9,317,733)		(212,886,424)

Net increase (decrease) in net assets
resulting from capital share transactions		11,600,541		(175,886,208)

Total increase (decrease) in net assets		2,005,758		(156,814,636)
Net assets
Beginning of period		157,114,207		313,928,843

End of period		$ 159,119,965		$ 157,114,207

Undistributed net investment income		$ 136,872		$ 106,000

(a) For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31,
2005.
(b) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.
(c) For Classes A, B and C, for the period from March 18, 2005 (commencement of class operations), to April 30, 2005.

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	April 30, 2004(a)

Operations
Net investment income		$ 1,583,570
Net realized gains on investments		14,232,711
Net change in unrealized gains or losses on investments		61,893,352

Net increase in net assets resulting from operations		77,709,633

Distributions to shareholders from
Net investment income-Class I		(1,443,201)

	Shares
Capital share transactions
Proceeds from shares sold-Class I	2,063,016	30,745,421
Net asset value of shares issued in reinvestment of distributions-Class I	66,683	977,996
Payment for shares redeemed-Class I	(3,026,690)	(44,445,629)

Net decrease in net assets resulting from capital share transactions		(12,722,212)

Total increase in net assets		63,544,220
Net assets
Beginning of period		250,384,623

End of period		$ 313,928,843

Undistributed net investment income		$ 256,162

(a) Effective at the close of business on March 18, 2005, the Fund acquired the net assets of SouthTrust Value Fund ("SouthTrust
Fund"). SouthTrust Fund was the accounting and performance survivor in this transaction. The information for the period prior to March 21, 2005 is that of SouthTrust Fund.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Disciplined Value Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

Effective at the close of business on March 18, 2005, the net assets of SouthTrust Value Fund ("SouthTrust Fund"), a series of SouthTrust Funds, were acquired by the Fund in an exchange for shares of the Fund. Shares of SouthTrust Fund received Class I shares of the Fund. As SouthTrust Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of SouthTrust Fund has been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the

20

NOTES TO FINANCIAL STATEMENTS continued

benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective January 3, 2005, Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), became the investment advisor to the predecessor fund and is also currently the investment advisor to the Fund. EIMC is currently paid an annual fee starting at 0.66% and declining to 0.45% as average daily net assets increase. Prior to March 21, 2005, EIMC was paid an annual fee of 0.75% of the predecessor fund's average daily net assets.

For the three months ended July 31, 2005 and the year ended April 30, 2005, EIMC received $257,379 and $351,438, respectively, for its investment advisory services.

Prior to January 3, 2005, SouthTrust Investment Advisors served as investment advisor to the predecessor fund and was paid an annual fee of 0.75% of the predecessor fund's average daily net

21

NOTES TO FINANCIAL STATEMENTS continued

assets. During the year ended April 30, 2005, SouthTrust Investment Advisors waived its advisory fee in the amount of $47,371.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the three months ended July 31, 2005 and the year ended April 30, 2005, EIS received $38,861 and $17,979, respectively, for its administrative services.

Prior to March 21, 2005, the Federated Services Company served as the administrator to the predecessor fund and was paid a fee based on the average daily net assets of the SouthTrust funds, starting at 0.15% and declining to 0.075% as the average daily net assets increased.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. During the three months ended July 31, 2005 and the year ended April 30, 2005, ESC received $3,231 and $680, respectively, for its transfer agent services.

Prior to March 21, 2005, Boston Financial Data Services served as transfer and dividend disbursing agent for the predecessor fund and was paid a fee based on the size, type and number of accounts and transactions made by shareholders.

Prior to March 21, 2005, the predecessor fund had a shareholder services agreement with SouthTrust Investment Advisors and paid an annual fee up to 0.25% of its average daily net assets to finance certain services for shareholders and to maintain shareholder accounts. For the year ended April 30, 2005, the predecessor fund incurred a shareholder services fee in the amount of $627,925. Of this amount, SouthTrust Investment Advisors waived $502,339, which represented 0.19% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the three months ended July 31, 2005, EIS received $422 from the sale of Class A shares.

22

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were:

	Cost of	Proceeds
	Purchases	from Sales

Year Ended July 31, 2005 (a)	$ 23,244,360	$ 27,803,475
Year Ended April 30, 2005	142,137,943	162,796,481

(a)	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

On July 31, 2005, the aggregate cost of securities for federal income tax purposes was $139,414,469. The gross unrealized appreciation and depreciation on securities based on tax cost was $21,187,679 and $1,790,534, respectively, with a net unrealized appreciation of $19,397,145.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the three months ended July 31, 2005, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$136,872	$970,562	$19,397,145

Short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

		Year Ended April 30,
	Year Ended
	July 31, 2005 (a)	2005	2004

Ordinary Income	$ 491,246	$ 1,858,256	$1,443,201
Long-term Capital Gain	20,550,678	18,714,802	0

(a)	For the three months ended July 31, 2005. The Fund changed its fiscal year end from April 30 to July 31, effective July 31, 2005.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included

23

NOTES TO FINANCIAL STATEMENTS continued

in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the three months ended July 31, 2005, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and ESC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and

24

NOTES TO FINANCIAL STATEMENTS continued

enforcing exchange limitations as stated in the fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

13. SUBSEQUENT DISTRIBUTIONS

On September 15, 2005, the Fund declared distributions from net investment income to shareholder of record on September 14, 2005. The per share amounts payable on September 16, 2005 were as follows:

Net
Investment
Income

Class A	$ 0.0343
Class B	0.0262
Class C	0.0304
Class I	0.0538

These distributions are not reflected in the accompanying financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Disciplined Value Fund, a series of Evergreen Equity Trust, as of July 31, 2005, and the related statement of operations for the three month period ended July 31 2005 and the year ended April 30, 2005, statements of changes in net assets for the three month period ended July 31, 2005 and each of the years in the two year period ended April 30, 2005, and the financial highlights for the three month period ended July 31, 2005 and each of the years in the four year period ended April 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Disciplined Value Fund as of July 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
September 21, 2005

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $20,550,678 for the fiscal year ended July 31, 2005.

For corporate shareholders, 93.66% of ordinary income dividends paid during the fiscal year ended July 31, 2005 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended July 31, 2005, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2005 year-end tax information will be reported to you on your 2005 Form 1099-DIV, which shall be provided to you in early 2006.

27

TRUSTEES AND OFFICERS

TRUSTEES [1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
Other directorships: None	(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Other directorships: None	Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Other directorships: Trustee, The	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Other directorships: None	Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director and Chairman, Branded Media Corporation (multi-media
Trustee	branding company); Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
DOB: 2/20/1943	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Other directorships: None	Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA [2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro [3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel [4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce [4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos [4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

[1] Each Trustee serves until a successor is duly elected or qualified or until his/her death, resignation, retirement or removal from office.
Each Trustee oversees 87 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund's investment advisor.
[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

PRO FORMA FINANCIAL STATEMENTS AS OF

JANUARY 31, 2006

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited)


These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Strategic Value Fund ("Strategic Value Fund"), a series of Evergreen Select Equity Trust, to Evergreen Disciplined Value Fund ("Disciplined Value Fund"), a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A, Class B, Class C, Class I and Class IS shares, of Strategic Value Fund, of beneficial interest,  $0.001 par value per share, of Disciplined Value Fund).  The period presented covers the twelve-month period from February 1, 2005 through January 31, 2006 and reflects financial information assuming the merger takes place.


Pro Forma Combining Statement of Assets and Liabilities January 31, 2006

	Disciplined Value Fund	Strategic Value Fund	Adjustments	Disciplined Value Fund Pro Forma

Assets
Investments in securities, at value (cost $199,539,709, $484,263,955 and $683,803,664, respectively) including $0, $11,718,200 and $11,718,200, respectively, of securities loaned	$220,791,311	$ 535,678,460		$756,469,771
Investments in affiliated money market fund, at value (cost $39,472,869, $1,221,743 and $40,694,612, respectively)	39,472,869	1,221,743		40,694,612

Total investments	260,264,180	536,900,203		797,164,383
Cash	16,414,710	0		16,414,710
Receivables for securities sold	3,693,531	133,523,619		137,217,150
Receivable for Fund shares sold	1,407,793	196,782		1,604,575
Dividends and interest receivable	189,437	541,860		731,297
Receivable for securities lending income	0	742		742
Prepaid expenses and other assets	51,445	27,201		78,646

Total assets	282,021,096	671,190,407		953,211,503

Liabilities
Payable for securities purchased	55,653,517	134,522,073		190,175,590
Payable for Fund shares redeemed	102,745	423,342		526,087
Payable for securities on loan	0	11,934,035		11,934,035
Payable for daily variation margin on open futures contracts	16,231	10,213		26,444
Advisory fee payable	4,082	8,938		13,020
Distribution Plan expenses payable	96	160		256
Due to other related parties	1,414	2,607		4,021
Accrued expenses and other liabilities	32,098	78,693		110,791

Total liabilities	55,810,183	146,980,061		202,790,244

Net assets	$226,210,913	$ 524,210,346		$750,421,259

Net assets represented by
Paid-in capital	$202,676,341	$ 460,283,214		$662,959,555
Undistributed net investment income	143,057	347,549		490,606
Accumulated net realized gains on investments	2,099,722	12,133,957		14,233,679
Net unrealized gains on investments	21,291,793	51,445,626		72,737,419

Total net assets	$226,210,913	$ 524,210,346		$750,421,259

Class A Shares
Net assets	$3,288,467	$1,876,565	$7,514,180(a)	$12,679,212
Shares of beneficial interest outstanding	203,638	83,230	498,290(a)	785,158
Net asset value	$16.15	$22.55		$16.15
Maximum offering price (based on sales charge of 5.75%, 5.75% and 5.75%, respectively)	$17.14	$23.93		$17.14
Class B Shares
Net assets	$2,001,082	$2,351,086		$4,352,168
Shares of beneficial interest outstanding	124,328	104,665	41,409(a)	270,402
Net asset value	$16.10	$22.46		$16.10
Class C Shares
Net assets	$635,334	$1,025,523		$1,660,857
Shares of beneficial interest outstanding	39,524	45,656	18,142(a)	103,322
Net asset value	$16.07	$22.46		$16.07
Class I Shares
Net assets	$220,286,030	$511,442,992		$731,729,022
Shares of beneficial interest outstanding	13,657,413	22,671,167	9,037,611(a)	45,366,191
Net asset value	$16.13	$22.56		$16.13
 Class IS Shares
Net assets		$7,514,180	(7,514,180)(b)
Shares of beneficial interest outstanding		333,246	(333,246)(b)
Net asset value		22.55

(a)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.
(b)	Reflects the impact of Class IS shares of the target fund receiving Class A shares of the surviving fund in the Reorganization


See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Statement of Operations Year Ended January 31, 2006
	Disciplined Value Fund	Strategic Value Fund	Adjustments		Disciplined Value Fund Pro Forma

Investment income
Dividends (net of foreign witholding taxes of $7,264, $0 and $7,264, respectively)	$3,357,319	$12,741,623	0		16,098,942
Income from affiliate	152,304	323,448	0		475,752
Securities lending	0	17,745	0		17,745
Interest	7,253	1,547	0		8,800

Total investment income	3,516,876	13,084,363	0		16,601,239

Expenses
Advisory fee	1,065,302	3,778,248	(83,123)	(a)	4,760,427
Distribution Plan expenses
Class A	3,485	6,081	(1,595)	(b)	7,971
Class B	5,080	22,410			27,490
Class C	1,800	14,618			16,418
Class IS	0	20,574			20,574
Shareholder services fee	54,881	0	(54,881)	(c)	0
Administrative services fee	157,763	606,750	(35)	(e)	764,478
Transfer agent fees	42,557	70,272	2,605	(d)	115,434
Trustees’ fees and expenses	1,615	11,091	(1,957)	(e)	10,749
Printing and postage expenses	39,245	46,362	(7,607)	(e)	78,000
Custodian and accounting fees	50,382	160,711	(24,515)	(e)	186,578
Registration and filing fees	69,509	97,825	(91,395)	(f)	75,939
Professional fees	36,155	30,982	(22,500)	(f)	44,637
Interest expense	276	2,602			2,878
Other	36,799	23,357			60,156

Total expenses	1,564,849	4,891,883	(285,003)		6,171,729
Less: Expense reductions	(2,044)	(8,136)			(10,180)
Fee waivers and expense reimbursements	(78,610)	(140)	78,750	(g)	0

Net expenses	1,484,195	4,883,607	(206,253)		6,161,549

Net investment income	2,032,681	8,200,756	206,253		10,439,690

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	87,340,974	95,939,676			183,280,650
Futures contracts	12,265	55,760			68,025

Net realized gains on investments	87,353,239	95,995,436	0		183,348,675
Net change in unrealized gains or losses on investments	(12,580,671)	(51,667,294)			(64,247,965)

Net realized and unrealized gains or losses on investments	74,772,568	44,328,142	0		119,100,710

Net increase in net assets resulting from operations	$76,805,249	$52,528,898	$206,253		$129,540,400

(a)	Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved advisory fee rate reductions for the full twelve month period.

(b)

Reflects a decrease based on recent Board approved Class A 12b-1 fee reduction which became effective April 2006.  The reduced 12b-1 rate was used to calculate 12b-1 fees for Class A for the twelve month period from February 1, 2005 through January 31, 2006.

(c)

Reflects a decrease to exclude shareholder services fees incurred by the predecessor fund, SouthTrust Value Fund, shareholders prior to becoming Class I shareholders of Evergreen Disciplined Value Fund.  These fees are not applicable for Class I shareholders of an Evergreen fund.


(d)	Reflects an increase due to an increase in shareholder accounts in the surviving fund.

(e)	Reflects a decrease based on the combined asset level of the surviving fund.

(f)	Reflects a decrease resulting from a savings due to the elimination of duplicate fees within the individual funds.

(g)	Reflects an adjustment for the elimination of fee waivers which are not necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments January 31, 2006
	Disciplined Value Fund		Strategic Value Fund		Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS 99.1%
CONSUMER DISCRETIONARY 10.1%
Hotels, Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	59,177	$2,406,137	128,086	$5,207,977	187,263	$7,614,114
Hilton Hotels Corp.	46,158	1,150,719	0	0	46,158	1,150,719

		3,556,856		5,207,977		8,764,833

Household Durables 1.2%
Black & Decker Corp.	17,115	1,477,024	41,484	3,580,069	58,599	5,057,093
Pulte Homes, Inc.	30,874	1,231,873	73,552	2,934,725	104,426	4,166,598

		2,708,897		6,514,794		9,223,691

Media 5.7%
CBS Corp., Class B	31,675	827,655	0	0	31,675	827,655
Comcast Corp., Class A *	32,395	901,229	448,456	12,431,200	480,851	13,332,429
News Corp., Class A	0	0	440,115	6,936,213	440,115	6,936,213
Omnicom Group, Inc.	19,373	1,584,518	0	0	19,373	1,584,518
Time Warner, Inc.	225,530	3,953,541	671,634	11,773,744	897,164	15,727,285
Viacom, Inc., Class B *	31,675	1,313,858	0	0	31,675	1,313,858
Walt Disney Co.	104,321	2,640,364	0	0	104,321	2,640,364

		11,221,165		31,141,157		42,362,322

Multi-line Retail 1.1%
J.C. Penney Co., Inc.	33,215	1,853,397	77,833	4,343,081	111,048	6,196,478
Nordstrom, Inc.	46,842	1,954,248	0	0	46,842	1,954,248

		3,807,645		4,343,081		8,150,726

Specialty Retail 0.9%
Limited Brands, Inc.	0	0	292,549	6,921,709	292,549	6,921,709

CONSUMER STAPLES 5.9%
Beverages 0.6%
Coca-Cola Enterprises, Inc.	0	0	227,748	4,495,746	227,748	4,495,746

Food & Staples Retailing 1.6%
BJ's Wholesale Club, Inc. *	65,761	2,113,558	122,716	3,944,092	188,477	6,057,650
Kroger Co. *	112,979	2,078,814	209,061	3,846,723	322,040	5,925,537

		4,192,372		7,790,815		11,983,187

Food Products 1.7%
Dean Foods Co. *	30,644	1,162,327	0	0	30,644	1,162,327
General Mills, Inc.	0	0	140,671	6,838,017	140,671	6,838,017
Pilgrim's Pride Corp.	41,564	1,011,668	0	0	41,564	1,011,668
Sara Lee Corp.	54,928	1,004,084	135,804	2,482,497	190,732	3,486,581

		3,178,079		9,320,514		12,498,593

Household Products 0.1%
Clorox Co.	19,988	1,196,282	0	0	19,988	1,196,282

Tobacco 1.9%
Altria Group, Inc.	51,118	3,697,876	147,163	10,645,771	198,281	14,343,647

ENERGY 14.6%
Energy Equipment & Services 1.1%
Helmerich & Payne, Inc.	31,457	2,464,970	74,749	5,857,332	106,206	8,322,302

See Notes to Pro Forma Combining Financial Statements

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments January 31, 2006
	Disciplined Value Fund		Strategic Value Fund		Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

Oil, Gas & Consumable Fuels 13.5%
Anadarko Petroleum Corp.	17,177	$1,852,024	41,187	$4,440,782	58,364	$6,292,806
BP plc, ADR	19,705	1,424,869	0	0	19,705	1,424,869
Chevron Corp.	69,609	4,133,382	167,445	9,942,884	237,054	14,076,266
ConocoPhillips	74,259	4,804,557	177,431	11,479,786	251,690	16,284,343
Devon Energy Corp.	42,936	2,928,665	102,081	6,962,945	145,017	9,891,610
Exxon Mobil Corp.	146,783	9,210,633	348,938	21,895,859	495,721	31,106,492
Marathon Oil Corp.	44,479	3,419,101	103,962	7,991,559	148,441	11,410,660
Valero Energy Corp.	53,144	3,317,780	120,100	7,497,843	173,244	10,815,623

		31,091,011		70,211,658		101,302,669

FINANCIALS 31.9%
Capital Markets 4.2%
Bear Stearns Cos	24,095	3,047,054	0	0	24,095	3,047,054
Goldman Sachs Group, Inc.	30,596	4,321,685	0	0	30,596	4,321,685
Lehman Brothers Holdings, Inc.	30,222	4,244,680	0	0	30,222	4,244,680
Merrill Lynch & Co.	0	0	69,214	5,195,895	69,214	5,195,895
Morgan Stanley	0	0	237,690	14,606,050	237,690	14,606,050

		11,613,419		19,801,945		31,415,364

Commercial Banks 6.2%
Bank of America Corp.	192,338	8,507,110	435,126	19,245,623	627,464	27,752,733
SunTrust Banks, Inc.	0	0	87,579	6,257,519	87,579	6,257,519
U.S. Bancorp	125,589	3,756,367	292,259	8,741,467	417,848	12,497,834

		12,263,477		34,244,609		46,508,086

Diversified Financial Services 8.6%
CIT Group, Inc.	57,214	3,051,795	98,745	5,267,059	155,959	8,318,854
Citigroup, Inc.	212,161	9,882,459	494,178	23,018,811	706,339	32,901,270
JPMorgan Chase & Co.	87,219	3,466,955	494,167	19,643,138	581,386	23,110,093

		16,401,209		47,929,008		64,330,217

Insurance 7.2%
ACE, Ltd.	38,199	2,091,395	87,686	4,800,809	125,885	6,892,204
Allstate Corp.	0	0	139,072	7,238,698	139,072	7,238,698
Chubb Corp.	10,506	991,241	0	0	10,506	991,241
Fidelity National Financial, Inc.	46,703	1,843,367	112,971	4,458,965	159,674	6,302,332
First American Corp.	55,324	2,590,270	83,134	3,892,334	138,458	6,482,604
Hartford Financial Services Group, Inc.	34,479	2,835,208	66,269	5,449,300	100,748	8,284,508
Lincoln National Corp.	34,567	1,884,939	0	0	34,567	1,884,939
MetLife, Inc.	39,433	1,977,959	81,927	4,109,458	121,360	6,087,417
St. Paul Travelers Companies, Inc.	68,138	3,092,103	151,658	6,882,240	219,796	9,974,343

		17,306,482		36,831,804		54,138,286

Real Estate 1.7%
Host Marriott Corp. REIT	70,959	1,415,632	173,485	3,461,026	244,444	4,876,658
HRPT Properties Trust REIT Þ	164,181	1,761,662	371,477	3,985,948	535,658	5,747,610
Trizec Properties, Inc. REIT	82,756	1,927,387	0	0	82,756	1,927,387

		5,104,681		7,446,974		12,551,655

Thrifts & Mortgage Finance 4.1%
Countrywide Financial Corp.	66,806	2,233,993	149,829	5,010,282	216,635	7,244,275
Freddie Mac	46,660	3,166,347	164,849	11,186,653	211,509	14,353,000
IndyMac Bancorp, Inc.	59,657	2,437,585	98,570	4,027,570	158,227	6,465,155
MGIC Investment Corp.	37,161	2,452,998	0	0	37,161	2,452,998

		10,290,923		20,224,505		30,515,428

See Notes to  Pro Forma Combining Financial Statements

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments January 31, 2006
	Disciplined Value Fund		Strategic Value Fund		Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

HEALTH CARE 9.5%
Biotechnology 0.6%
Biogen Idec, Inc. *	26,585	$1,189,679	58,499	$2,617,830	85,084	$3,807,509
Invitrogen Corp. *	8,792	605,593	0	0	8,792	605,593

		1,795,272		2,617,830		4,413,102

Health Care Equipment & Supplies 1.1%
Boston Scientific Corp. *	0	0	297,382	6,503,744	297,382	6,503,744
Hospira, Inc. *	32,378	1,448,915	0	0	32,378	1,448,915

		1,448,915		6,503,744		7,952,659

Health Care Providers & Services 2.4%
CIGNA Corp.	12,536	1,524,377	27,570	3,352,512	40,106	4,876,889
Community Health Systems, Inc. *	38,856	1,413,970	84,231	3,065,166	123,087	4,479,136
McKesson Corp.	60,025	3,181,325	99,560	5,276,680	159,585	8,458,005

		6,119,672		11,694,358		17,814,030

Pharmaceuticals 5.4%
Johnson & Johnson	39,380	2,265,925	141,328	8,132,013	180,708	10,397,938
Merck & Co., Inc.	58,001	2,001,035	180,339	6,221,696	238,340	8,222,731
Pfizer, Inc.	210,163	5,396,986	667,772	17,148,385	877,935	22,545,371

		9,663,946		31,502,094		41,166,040

INDUSTRIALS 7.9%
Aerospace & Defense 1.8%
General Dynamics Corp.	25,997	3,025,011	0	0	25,997	3,025,011
Northrop Grumman Corp.	30,883	1,918,761	86,163	5,353,307	117,046	7,272,068
Precision Castparts Corp.	21,295	1,063,685	47,412	2,368,230	68,707	3,431,915

		6,007,457		7,721,537		13,728,994

Air Freight & Logistics 0.6%
Ryder System, Inc.	31,390	1,403,133	71,113	3,178,751	102,503	4,581,884

Commercial Services & Supplies 0.9%
Manpower, Inc.	39,457	2,123,970	91,750	4,938,902	131,207	7,062,872

Industrial Conglomerates 1.6%
General Electric Co.	54,567	1,787,069	302,951	9,921,645	357,518	11,708,714

Machinery 2.0%
Deere & Co.	30,450	2,185,092	47,282	3,392,956	77,732	5,578,048
Ingersoll-Rand Co., Ltd., Class A	0	0	115,713	4,544,050	115,713	4,544,050
Paccar, Inc.	22,788	1,586,045	46,525	3,238,140	69,313	4,824,185

		3,771,137		11,175,146		14,946,283

Road & Rail 1.0%
CSX Corp.	21,833	1,168,720	48,190	2,579,611	70,023	3,748,331
YRC Worldwide, Inc. *	22,765	1,134,608	52,025	2,592,926	74,790	3,727,534

		2,303,328		5,172,537		7,475,865

INFORMATION TECHNOLOGY 4.6%
Communications Equipment 0.9%
Harris Corp.	30,337	1,408,547	0	0	30,337	1,408,547
Motorola, Inc.	47,582	1,080,587	195,998	4,451,115	243,580	5,531,702

		2,489,134		4,451,115		6,940,249

Computers & Peripherals 1.4%
Hewlett-Packard Co.	99,371	3,098,387	0	0	99,371	3,098,387
International Business Machines Corp.	18,066	1,468,766	77,216	6,277,661	95,282	7,746,427

		4,567,153		6,277,661		10,844,814

IT Services 1.1%
Computer Sciences Corp. *	17,646	894,652	40,875	2,072,362	58,521	2,967,014
Fiserv, Inc. *	35,581	1,564,853	83,060	3,652,979	118,641	5,217,832

		2,459,505		5,725,341		8,184,846

See Notes to  Pro Forma Combining Financial Statements

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments January 31, 2006
	Disciplined Value Fund		Strategic Value Fund		Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

Office Electronics 0.8%
Xerox Corp. *	0	$0	398,839	$5,707,386	398,839	$5,707,386

Semiconductors & Semiconductor Equipment 0.3%
Maxim Intergrated Products, Inc.	0	0	54,575	2,239,758	54,575	2,239,758

Software 0.1%
Cadence Design Systems, Inc. *	41,642	735,398	0	0	41,642	735,398

MATERIALS 4.1%
Chemicals 1.0%
Eastman Chemical Co.	39,918	1,924,447	79,553	3,835,250	119,471	5,759,697
Scotts Miracle-Gro Co., Class A	35,180	1,741,410	0	0	35,180	1,741,410

		3,665,857		3,835,250		7,501,107

Metals & Mining 3.1%
NuCor Corp. Þ	29,379	2,474,593	58,976	4,967,548	88,355	7,442,141
Phelps Dodge Corp.	19,556	3,138,738	44,581	7,155,251	64,137	10,293,989
United States Steel Corp. Þ	0	0	91,256	5,452,546	91,256	5,452,546

		5,613,331		17,575,345		23,188,676

TELECOMMUNICATION SERVICES 4.1%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	175,629	4,557,579	209,829	5,445,062	385,458	10,002,641
BellSouth Corp.	0	0	148,026	4,258,708	148,026	4,258,708
Verizon Communications, Inc.	95,764	3,031,888	170,777	5,406,800	266,541	8,438,688

		7,589,467		15,110,570		22,700,037

Wireless Telecommunication Services 1.0%
Sprint Nextel Corp.	63,323	1,449,464	257,237	5,888,155	320,560	7,337,619

UTILITES 6.4%
Electric Utilities 3.3%
American Electric Power Co., Inc.	63,469	2,368,663	119,623	4,450,895	183,092	6,819,558
DPL, Inc. Þ	0	0	72,684	1,863,618	72,684	1,863,618
Edison International	53,819	2,358,349	120,056	5,260,854	173,875	7,619,203
FirstEnergy Corp.	42,570	2,132,757	103,059	5,163,256	145,629	7,296,013
Pepco Holdings, Inc.	43,533	1,001,694	0	0	43,533	1,001,694

		7,861,463		16,738,623		24,600,086

Gas Utilities 0.5%
UGI Corp.	54,578	1,171,790	122,349	2,626,833	176,927	3,798,623

Independent Power Producers & Energy Traders 0.9%
TXU Corp.	38,899	1,969,845	104,466	5,290,158	143,365	7,260,003

Multi-Utilities 1.7%
CenterPoint Energy, Inc. Þ	152,205	1,945,180	263,158	3,363,160	415,363	5,308,340
PG&E Corp.	60,515	2,257,815	139,668	5,211,013	200,183	7,468,828

		4,202,995		8,574,173		12,777,168

Total Common Stocks (cost $199,043,043, $471,981,806 and $671,024,849, respectively)		220,294,645		523,396,311		743,690,956

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

SHORT TERM INVESTMENTS 7.1%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bills:
3.84%, 03/30/2006 + ƒ	$250,000	248,482	$350,000	348,114	$600,000	596,596
4.09%, 04/06/2006 + ƒ	250,000	248,184	0	0	250,000	248,184

		496,666		348,114		844,780

See Notes to  Pro Forma Combining Financial Statements

Evergreen Disciplined Value Fund Pro Forma Combining Financial Statements (unaudited) Pro Forma Combining Schedule of Investments January 31, 2006
	Disciplined Value Fund		Strategic Value Fund		Disciplined Value Fund Pro Forma

	Shares	Value	Shares	Value	Shares	Value

MUTUAL FUND SHARES 7.0%
Evergreen Institutional Money Market Fund ø	39,472,869	$39,472,869	1,221,743	$1,221,743	40,694,612	$40,694,612
Navigator Prime Portfolio ÞÞ	0	0	11,934,035	11,934,035	11,934,035	11,934,035

		39,472,869		13,155,778		52,628,647

Total Short-Term Investments (cost $39,969,535, $13,503,892 and $53,473,427, respectively)		39,969,535		13,503,892		53,473,427

Total Investments (cost $239,012,578, $485,485,698 and $724,498,276, respectively) 106.2%		260,264,180		536,900,203		797,164,383
Other Assets and Liabilities (6.2%)		(34,053,267)		(12,689,857)		(46,743,124)

Net Assets 100.0%		$226,210,913		$524,210,346		$750,421,259

*	Non-income producing security

Þ	All or a portion of this security is on loan.

+	Rate shown represents the yield to maturity at date of purchase.

ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

ÞÞ	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

At January 31, 2006, Disciplined Value Fund had open long futures contracts as follows:

Expiration	Contracts	Initial Contract Amount	Value at January 31, 2006	Unrealized Gain
March 2006	8 E-mini S&P 500 Index	$ 511,443	$ 513,440	$ 1,997
March 2006	12 S&P 500 Index	4,775,305	4,813,550	38,915

At January 31, 2006, Strategic Value Fund had open long futures contracts as follows:

Expiration	Contracts	Initial Contract Amount	Value at January 31, 2006	Unrealized Gain
March 2006	6 E-mini S&P 500 Index	$ 383,060	$ 385,080	$ 2,020
March 2006	8 S&P 500 Index	2,217,199	2,246,300	29,101

See Notes to  Pro Forma Combining Financial Statements

Evergreen Disciplined Value Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Disciplined Value Fund (“Disciplined Value Fund”) and Evergreen Strategic Value Fund (“Strategic Value Fund”) (individually, the “Fund”) at January 31, 2006 and for the period then ended.


The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Strategic Value Fund. The Reorganization provides for the acquisition of all the assets and the liabilities of Strategic Value Fund by Disciplined Value Fund, in a tax-free exchange for shares of Disciplined Value Fund. Thereafter, there will be a distribution of Class A, Class B, Class C, Class I and Class A shares of Disciplined Value Fund to the Class A, Class B, Class C, Class I and Class IS shareholders, respectively, of Strategic Value Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Strategic Value Fund will become the owners of that number of full and fractional Class A, Class B, Class C, Class I and Class A shares of Disciplined Value Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Strategic Value Fund Class A, Class B, Class C, Class I and Class IS shares are exchanged for Class A, Class B, Class C, Class I and Class A shares, respectively, of Disciplined Value Fund.


The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.


The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Strategic Value Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC ("EIMC"). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Disciplined Value Fund. As of January 31, 2006, securities held by Strategic Value Fund would comply with the compliance guidelines and investment restrictions of Disciplined Value Fund.


The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

a.	Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e.	Federal taxes

The Funds qualify as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Disciplined Value Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3.	Shares of Beneficial Interest


As a result of the Reorganization, Disciplined Value Fund would acquire the net assets of Strategic Value Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of Disciplined Value Fund.  The Pro Forma net asset values per share assume the issuance of 498,290 shares of Class A, 41,409 shares of Class B, 18,142 shares of Class C and 9,037,611 shares of Class I of Disciplined Value Fund which would have been issued at January 31, 2006 in connection with the proposed Reorganization.  The issuance of these shares to shareholders of Strategic Value Fund would have resulted in 785,158 shares of Class A, 270,402 shares of Class B, 103,322 shares of Class C and 45,366,191 shares of Class I in the Pro Forma combined fund at January 31, 2006.

Class A, Class B, Class C, Class I and Class IS shareholders of Strategic Value Fund would receive Class A, Class B, Class C, Class I and Class A shares, respectively, of Disciplined Value Fund based on conversion ratios determined on January 31, 2006. The conversion ratios are calculated by dividing the net asset value per share of each of Class A, Class B, Class C, Class I and Class IS of Strategic Value Fund by the net asset value per share of Class A, Class B, Class C, Class I and Class A, respectively, of Disciplined Value Fund.


4.	Pro Forma Operations


The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined Pro Forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Disciplined Value Fund for the twelve months ended January 31, 2006 and to the average net assets of Strategic Value Fund for the twelve months ended January 31, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates and distribution fees for Class A shares. As a result of recent Board approved reductions to the investment advisory fee rates, effective April 3, 2006, the Pro Forma combined advisory fees and 12b-1 fees for Class A have been adjusted to reflect the reductions for the twelve months ended January 31, 2006.


5.	Financing Agreement

Each Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions.  Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate.  All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

6.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund  $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules.  The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period.  EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.


EVERGREEN EQUITY TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of

1933 may be permitted to  directors,  officers  and  controlling  persons of the registrant pursuant to the foregoing  provisions,  or otherwise,  the registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnifications  is against public policy as expressed in the Act and is,

therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is  incorporated  by reference to the sub-caption

"Liability and  Indemnification  of Trustees" under the caption  "Information on

Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1.  Amended and  Restated  Declaration  of Trust.  Incorporated  by reference to

Evergreen Equity Trust's Post-Effective Amendment No. 61 filed on July 29, 2003,

Registration No. 333-37453.

2. Amended and Restated  Bylaws.  Incorporated by reference to Evergreen  Equity

Trust's Post-Effective  Amendment No. 30 filed on January 26, 2001, Registration

No. 333-37453.

3. Not applicable.

4.  Agreement and Plan of Reorganization.  Exhibit A to Prospectus/Proxy

Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3),

IV.(8),  V.,  VI.,  VII.,  and VIII and ByLaws  Articles  II.,  III.,  and VIII,

included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company,

LLC and Evergreen  Equity Trust.  Incorporated by reference to Evergreen  Equity

Trust's Post-Effective Amendment No. 91 filed on January 27, 2006, Registration No.

333-37453.

7(a) Principal  Underwriting  Agreement between Evergreen  Investment  Services,

Inc. and Evergreen  Equity Trust.  Incorporated by reference to Evergreen Equity

Trust's Post-Effective Amendment No. 94 filed on March 1, 2006, Registration No.

333-37453.

7(b)  Specimen Copy of Dealer  Agreement  and  Amendment to Dealer  Agreement by

Evergreen Investment Services, Inc. as of May 1, 2004. Incorporated by reference to the Registrant's Post-Effective Amendment No. 70 to Registration Statement on

Form N-1A filed on July 29, 2004.

8. Deferred  Compensation  Plan.  Incorporated by reference to Evergreen  Equity

Trust's Post-Effective  Amendment No. 30 filed on January 26, 2001, Registration

No. 333-37453.

9. Custodian Agreement between State Street Bank and Trust Company and Evergreen

Equity   Trust.   Incorporated   by  reference  to  Evergreen   Equity   Trust's

Post-Effective  Amendment  No. 36 filed on February 28, 2002,  Registration  No.

333-37453.

10(a) Rule 12b-1  Distribution  Plans for  Classes A, B and C.  Incorporated  by

reference to Evergreen Equity Trust's  Post-Effective  Amendment No. 94 filed on

March 5, 2006, Registration No. 333-37453.

10(b) Rule 12b-1  Distribution  Plan for Class R.  Incorporated by reference to

Evergreen  Equity  Trust's  Post-Effective  Amendment No. 64 filed on October 7,

2003, Registration No. 333-37453.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's

Post-Effective  Amendment  No. 65 filed on November 24, 2003,  Registration  No.

333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP.  Incorporated  by

reference to Evergreen Equity Trust's  N-14AE filed on

March 29, 2006, Registration No. 333-132818.

12. Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13. Not applicable.

14.(a) Consent of KPMG LLP. Incorporated  by reference to Evergreen Equity Trust's  N-14AE filed on

March 29, 2006, Registration No. 333-132818.

14.(b) Consent of Ropes & Gray LLP. Incorporated  by reference to Evergreen Equity Trust's  N-14AE filed on

March 29, 2006, Registration No. 333-132818.

15. Not applicable.

16. Powers of Attorney.  Incorporated  by reference to Evergreen  Equity Trust's

Post-Effective  Amendment  No. 33 filed on November 28, 2001,  Registration  No.

333-37453.

17.  Proxy Card. Contained herein.

Item 17. Undertakings

(1)      The undersigned  Registrant  agrees that prior to any public reoffering of the securities  registered through the use of a prospectus that is a part of this  Registration  Statement  by any  person  or party  who is deemed to be an  underwriter  within the  meaning of Rule 145(c) of the

         Securities  Act of 1933,  the  reoffering  prospectus  will contain the

         information  called  for  by  the  applicable   registration  form  for

         reofferings  by person who may be deemed  underwriters,  in addition to the information called for by the other items of the applicable form.

(2)      The undersigned  Registrant  agrees that every prospectus that is filed under  paragraph  (1) above will be filed as a part of an  amendment to the Registration  Statement and will not be used until the amendment is effective,  and that, in determining any liability under the Securities

         Act of 1933, each post-effective  amendment shall be deemed to be a new

         Registration  Statement for the  securities  offered  therein,  and the offering  of the  securities  at that  time  shall be  deemed to be the initial bona fide offering of them.

(3)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of May 2006.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May 2006.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Shirley L. Fulton
Richard J. Shima*	Shirley L. Fulton*
Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.                                                        EXHIBIT

17                                                                            Proxy Card